SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 2-90649)
  UNDER THE SECURITIES ACT OF 1933           [X]
 Pre-Effective Amendment No.
 Post-Effective Amendment No. 76             [X]
and
REGISTRATION STATEMENT (No. 811-4008)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 76 [X]

Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
 ( ) immediately upon filing pursuant to paragraph (b).
 (X) on (December 30, 1998) pursuant to paragraph (b).
 ( ) 60 days after filing pursuant to paragraph (a)(1).
 ( ) on (                       ) pursuant to paragraph (a)(1) of Rule
485.
 ( ) 75 days after filing pursuant to paragraph (a)(2).
 ( ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY'S
BROADLY DIVERSIFIED
INTERNATIONAL EQUITY
FUNDS

                                             FUND NUMBER  TRADING SYMBOL

FIDELITY INTERNATIONAL GROWTH & INCOME FUND  305          FIGRX

FIDELITY DIVERSIFIED INTERNATIONAL FUND      325          FDIVX

FIDELITY INTERNATIONAL VALUE FUND            335          FIVFX

FIDELITY OVERSEAS FUND                       094          FOSFX

FIDELITY WORLDWIDE FUND                      318          FWWFX

PROSPECTUS
DECEMBER 30, 1998
(FIDELITY_LOGO_GRAPHIC) (registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         5   PERFORMANCE

                         8   FEE TABLE

FUND BASICS              10  INVESTMENT DETAILS

                         12  VALUING SHARES

SHAREHOLDER INFORMATION  12  BUYING AND SELLING SHARES

                         17  EXCHANGING SHARES

                         17  ACCOUNT FEATURES AND POLICIES

                         20  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                         21  TAX CONSEQUENCES

FUND SERVICES            21  FUND MANAGEMENT

                         22  FUND DISTRIBUTION

APPENDIX                 22  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
INTERNATIONAL GROWTH & INCOME    FUND     seeks capital growth and
current income, consistent with reasonable investment risk.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
(small solid bullet) Potentially investing in debt securities, including lower-quality debt securities.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
DIVERSIFIED INTERNATIONAL    FUND     seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other
factors supported by fundamental    analysis     to select
investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
INTERNATIONAL VALUE    FUND     seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace or possess valuable assets (stocks of these companies are often called "value" stocks).
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
OVERSEAS    FUND     seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in foreign securities.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
WORLDWIDE    FUND     seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing in securities issued anywhere in the world.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the world market as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the funds' performance from year to year and compares the funds' performance to
the performance of a market index and    an average of the performance
of     similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

INTER
NATIO
NAL
GRO
WTH
&
INCO
ME

CALENDAR   1988    1989    1990    1991   1992    1993    1994    1995    1996    1997
YEARS

           11.56%  19.12%  -3.23%  8.04%  -3.34%  35.08%  -2.87%  12.23%  12.69%     7.12    %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 11.56
ROW: 2, COL: 1, VALUE: 19.12
ROW: 3, COL: 1, VALUE: -3.23
ROW: 4, COL: 1, VALUE: 8.039999999999999
ROW: 5, COL: 1, VALUE: -3.34
ROW: 6, COL: 1, VALUE: 35.08
ROW: 7, COL: 1, VALUE: -2.87
ROW: 8, COL: 1, VALUE: 12.23
ROW: 9, COL: 1, VALUE: 12.69
ROW: 10, COL: 1, VALUE: 7.12
DURING THE PERIODS SHOWN IN THE CHART FOR INTERNATIONAL GROWTH &
INCOME, THE HIGHEST RETURN FOR A QUARTER WAS    12.29    % (QUARTER
ENDING    SEPTEMBER 30, 1989    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    -13.53    % (QUARTER ENDING    SEPTEMBER 30, 1990).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1998     FOR
INTERNATIONAL GROWTH & INCOME WAS    -5.58    %.

DIVER
SIFIED
INTER
NATIO
NAL

CALENDAR   1992     1993    1994   1995    1996    1997
YEARS

           -13.81%  36.67%  1.09%  17.97%  20.02%     13.72    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: -13.81
ROW: 6, COL: 1, VALUE: 36.67
ROW: 7, COL: 1, VALUE: 1.09
ROW: 8, COL: 1, VALUE: 17.97
ROW: 9, COL: 1, VALUE: 20.02
ROW: 10, COL: 1, VALUE: 13.72
DURING THE PERIODS SHOWN IN THE CHART FOR DIVERSIFIED INTERNATIONAL,
THE HIGHEST RETURN FOR A QUARTER WAS    14.35    % (QUARTER ENDING
   MARCH 31, 1993    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -9.15    % (QUARTER ENDING    MARCH 31, 1992    ).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1998     FOR
DIVERSIFIED INTERNATIONAL WAS    -0.74    %.

INTER
NATIO
NAL
VALU
E

CALENDAR   1995    1996   1997
YEARS

           13.90%  9.59%     7.85    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: 13.9
ROW: 9, COL: 1, VALUE: 9.59
ROW: 10, COL: 1, VALUE: 7.86
DURING THE PERIODS SHOWN IN THE CHART FOR INTERNATIONAL VALUE, THE
HIGHEST RETURN FOR A QUARTER WAS    12.06    % (QUARTER ENDING    JUNE
30, 1997    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -7.11    %
(QUARTER ENDING    DECEMBER 31, 1997    ).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1998     FOR
INTERNATIONAL VALUE WAS    -6.44    %.

OVER
SEAS

CALENDAR   1988   1989    1990    1991   1992     1993    1994   1995   1996    1997
YEARS

           8.26%  16.93%  -6.60%  8.61%  -11.46%  40.05%  1.27%  9.06%  13.10%     10.92    %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 8.26
ROW: 2, COL: 1, VALUE: 16.93
ROW: 3, COL: 1, VALUE: -6.6
ROW: 4, COL: 1, VALUE: 8.609999999999999
ROW: 5, COL: 1, VALUE: -11.46
ROW: 6, COL: 1, VALUE: 40.05
ROW: 7, COL: 1, VALUE: 1.27
ROW: 8, COL: 1, VALUE: 9.060000000000001
ROW: 9, COL: 1, VALUE: 13.1
ROW: 10, COL: 1, VALUE: 10.92
DURING THE PERIODS SHOWN IN THE CHART FOR OVERSEAS, THE HIGHEST RETURN
FOR A QUARTER WAS    13.09    % (QUARTER ENDING    SEPTEMBER 30,
1989    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -17.04    %
(QUARTER ENDING    SEPTEMBER 30, 1990    ).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1998     FOR OVERSEAS
WAS    -4.30    %.

WORL
DWID
E

CALENDAR   1991   1992   1993    1994   1995   1996    1997
YEARS

           7.88%  6.21%  36.55%  2.96%  7.19%  18.72%     12.08    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: 7.88
ROW: 5, COL: 1, VALUE: 6.21
ROW: 6, COL: 1, VALUE: 36.55
ROW: 7, COL: 1, VALUE: 2.96
ROW: 8, COL: 1, VALUE: 7.19
ROW: 9, COL: 1, VALUE: 18.72
ROW: 10, COL: 1, VALUE: 12.08
DURING THE PERIODS SHOWN IN THE CHART FOR WORLDWIDE, THE HIGHEST
RETURN FOR A QUARTER WAS    11.82    % (QUARTER ENDING    MARCH 31,
1993    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -7.71    %
(QUARTER ENDING    DECEMBER 31, 1997    ).
THE YEAR-TO-DATE RETURN AS OF    SEPTEMBER 30, 1998     FOR WORLDWIDE
WAS    -8.28    %.

AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS/
DECEMBER 31, 1997                                  LIFE OF FUND*

INTERNATIONAL            7.12%        12.19%        9.09%
GROWTH &
INCOME FUND

MORGAN STANLEY           2.01%        11.44%        6.27%
CAPITAL
INTERNATIONAL
EAFE INDEX

LIPPER                   5.44%        12.10%        9.37%
INTERNATIONAL
FUNDS AVERAGE

DIVERSIFIED              13.72%       17.34%        11.46%A
INTERNATIONAL
FUND

MORGAN STANLEY           6.06%        12.81%        8.71%A
CAPITAL
INTERNATIONAL
GDP-WEIGH   T    ED
EAFE INDEX

MORGAN STANLEY           2.01%        11.44%        7.10%A
CAPITAL
INTERNATIONAL
EAFE INDEX

LIPPER                   5.44%        12.10%           9.41%A
INTERNATIONAL
FUNDS AVERAGE

INTERNATIONAL            7.85%       N/A            10.42%B
VALUE FUND

MORGAN STANLEY           2.01%       N/A            6.35%B
CAPITAL
INTERNATIONAL
EAFE INDEX

LIPPER                   5.44%       N/A               8.74%B
INTERNATIONAL
FUNDS AVERAGE

OVERSEAS FUND            10.92%       14.18%        8.23%

MORGAN STANLEY           2.01%        11.44%        6.27%
CAPITAL
INTERNATIONAL
EAFE INDEX

LIPPER                   5.44%        12.10%        9.37%
INTERNATIONAL
FUNDS AVERAGE

WORLDWIDE FUND           12.08%       14.93%        12.62%C

MORGAN STANLEY           15.76%       15.34%        12.55%C
CAPITAL
INTERNATIONAL
WORLD INDEX

LIPPER GLOBAL            13.04%       13.76%           12.71%C
FUNDS AVERAGE

* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE FUND'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1992.
B FROM JANUARY 1, 1995.
C FROM JANUARY 1, 1991.

If FMR had not reimbursed certain fund expenses during these periods, International Growth & Income Fund's, Diversified International Fund's, and Worldwide Fund's total returns would have been lower. Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index    is an index t    hat is designed to represent the
performance of developed stock markets outside the United States and Canada. The index may be compiled in two ways: a market capitalization-weighted (cap-weighted) and a gross domestic product-weighted (GDP-weighted) version. As of October 31, 1998, the
cap-weighted index included over    1,000     equity securities of
companies domiciled in    20     countries, and the GDP-weighted index
included over    1,000     equity securities of companies domiciled in
   20     countries.
Morgan Stanley Capital International World Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of
October 31, 1998, the index included over    1,450     equity
securities of companies domiciled in    22     countries.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred
when you buy, hold or sell shares of a fund. The annual    fund
operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR    DIRECTLY    )
SALES CHARGE (LOAD) ON     NONE
PURCHASES AND REINVESTED
DISTRIBUTIONS

DEFERRED SALES CHARGE      NONE
(LOAD) ON REDEMPTIONS

ANNUAL ACCOUNT             $12.00
MAINTENANCE FEE (FOR
ACCOUNTS UNDER $2,500)

   ANNUA    L FUND OPERATING EXPENSES (PAID    FROM FUND ASSETS    )
INTERNATIONAL   MANAGEMENT FEE                               0.74    %
GROWTH &
INCOME

                DISTRIBUTION    AND SERVICE     (12B-1)   NONE
                FEE

                OTHER EXPENSES                               0.43    %

                TOTAL ANNUAL FUND OPERATING                  1.17    %
                EXPENSES

DIVERSIFIED     MANAGEMENT FEE                               0.83    %
INTERNATIONAL

                DISTRIBUTION    AND SERVICE     (12B-1)   NONE
                FEE

                OTHER EXPENSES                               0.39    %

                TOTAL ANNUAL FUND OPERATING                  1.22    %
                EXPENSES

INTERNATIONAL   MANAGEMENT FEE                               0.82    %
VALUE

                DISTRIBUTION    AND SERVICE     (12B-1)   NONE
                FEE

                OTHER EXPENSES                               0.41    %

                TOTAL ANNUAL FUND OPERATING                  1.23    %
                EXPENSES

OVERSEAS        MANAGEMENT FEE                               0.90    %

                DISTRIBUTION    AND SERVICE     (12B-1)   NONE
                FEE

                OTHER EXPENSES                               0.36    %

                TOTAL ANNUAL FUND OPERATING                  1.26    %
                EXPENSES

WORLDWIDE       MANAGEMENT FEE                               0.74    %

                DISTRIBUTION    AND SERVICE     (12B-1)   NONE
                FEE

                OTHER EXPENSES                               0.41    %

                TOTAL ANNUAL FUND OPERATING                  1.15    %
                EXPENSES

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total fund operating expenses would have been    1.13% for
International Growth & Income Fund, 1.19% for Diversified International Fund, 1.21% for International Value Fund, 1.24% for Overseas Fund and 1.12% for Worldwide Fund.
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

INTERNATIONAL   1 YEAR    $ 119
GROWTH &
INCOME

                3 YEARS   $ 372

                5 YEARS   $ 644

                10 YEARS  $ 1,420

DIVERSIFIED     1 YEAR    $ 124
INTERNATIONAL

                3 YEARS   $ 387

                5 YEARS   $ 670

                10 YEARS  $ 1,477

INTERNATIONAL   1 YEAR    $ 125
VALUE

                3 YEARS   $ 390

                5 YEARS   $ 676

                10 YEARS  $ 1,489

OVERSEAS        1 YEAR    $ 128

                3 YEARS   $ 400

                5 YEARS   $ 692

                10 YEARS  $ 1,523

WORLDWIDE       1 YEAR    $ 117

                3 YEARS   $ 365

                5 YEARS   $ 633

                10 YEARS  $ 1,398

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
INTERNATIONAL GROWTH & INCOME FUND seeks capital growth and current income, consistent with reasonable investment risk.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. However, FMR may invest the fund's assets in debt securities, including lower-quality debt securities, as well as equity securities that are not currently paying dividends, but offer prospects for future income or capital appreciation.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
DIVERSIFIED INTERNATIONAL FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
   In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings, per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates and financial condition.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
INTERNATIONAL VALUE FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR focuses on securities of companies that it believes are undervalued in the marketplace or possess valuable assets. The stocks of these companies are often called "value" stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
OVERSEAS FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
WORLDWIDE FUND seeks growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR invests the fund's assets in securities issued anywhere in the world, including the United States. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the world market as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve it's objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or
political conditions can    affect the credit quality or     value of
an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.
"QUANTITATIVE" INVESTING. The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's
performance    and the fund may not achieve its investment
objective.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
INTERNATIONAL GROWTH & INCOME FUND seeks capital growth and current income, consistent with reasonable investment risk, by investing principally in foreign securities.
DIVERSIFIED INTERNATIONAL FUND seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S.
INTERNATIONAL VALUE FUND seeks long-term growth of capital.
OVERSEAS FUND seeks long-term growth of capital primarily through investments in foreign securities.
WORLDWIDE FUND seeks growth of capital by investing in securities issued anywhere in the world.
VALUING SHARES
   Each fund is     open for business each day the New York Stock
Exchange (NYSE) is open.
Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the
NYSE is restricted or as permitted by the    Securities and Exchange
Commission(SEC    ). Each fund's assets are valued as of this time for
the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board
of Trustees believes accurately reflects fair value.    A security's
valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers.
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m.-9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet)  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet)  ROTH IRAS
(solid bullet)  ROTH CONVERSION IRAS
(solid bullet)  ROLLOVER IRAS
(solid bullet) 401(K) PLANS, AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet)  SIMPLE IRAS
(solid bullet)  SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet)  SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet)  403(B) CUSTODIAL ACCOUNTS
(solid bullet)  DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS

BUYING SHARES
The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plans          $100
MINIMUM BALANCE                           $2,000
For certain Fidelity retirement accountsA $500
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

These minimums may be lower for purchases through a Fidelity GoalPlanner SM account in Worldwide. There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory Services SM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE                 TO OPEN AN
1-800-544-7777        ACCOUNT
                      (bullet)
                      Exchange
                      from another
                      Fidelity
                      fund.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange
                      from another
                      Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line(registered trademark)
                      to transfer
                      from your
                      bank
                      account.

INTERNET              TO OPEN AN
WWW.FIDELITY.COM      ACCOUNT
                      (bullet)
                      Complete and
                      sign the
                      application.
                      Make your
                      check
                      payable to
                      the complete
                      name of the
                      fund. Mail
                      to the
                      address
                      under "Mail"
                      below.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Exchange
                      from another
                      Fidelity
                      fund.
                      (bullet)
                      Use Fidelity
                      Money Line
                      to transfer
                      from your
                      bank
                      account.

MAIL                  TO OPEN AN
FIDELITY INVESTMENTS  ACCOUNT
P.O. BOX 770001       (bullet)
CINCINNATI, OH        Complete
45277-0002            and sign
                      the
                      application
                      . Make your
                      check
                      payable to
                      the
                      complete
                      name of the
                      fund. Mail
                      to the
                      address at
                      left.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Make your
                      check
                      payable to
                      the
                      complete
                      name of the
                      fund.
                      Indicate
                      your fund
                      account
                      number on
                      your check
                      and mail to
                      the address
                      at left.
                      (bullet)
                      Exchange
                      from
                      another
                      Fidelity
                      fund. Send
                      a letter of
                      instruction
                      to the
                      address at
                      left,
                      including
                      your name,
                      the funds'
                      names, the
                      fund
                      account
                      numbers,
                      and the
                      dollar
                      amount or
                      number of
                      shares to
                      be
                      exchanged.

IN PERSON             TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Bring your
                      application
                      and check
                      to a Fideli
                      ty Investor
                      Center.
                      Call
                      1-800-544-9
                      797 for the
                      center
                      nearest
                      you.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Bring your
                      check to a
                      Fidelity
                      Investor
                      Center.
                      Call
                      1-800-544-9
                      797 for the
                      center
                      nearest
                      you.

WIRE                  TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Call
                      1-800-544-7
                      777 to set
                      up your
                      account and
                      to arrange
                      a wire
                      transaction
                      .
                      (bullet)
                      Wire within
                      24 hours
                      to: Bankers
                      Trust
                      Company,
                      Bank
                      Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete
                      name of the
                      fund and
                      include
                      your new
                      fund
                      account
                      number and
                      your name.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Wire to:
                      Bankers
                      Trust
                      Company,
                      Bank
                      Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)
                      Specify the
                      complete
                      name of the
                      fund and
                      include
                      your fund
                      account
                      number and
                      your name.

AUTOMATICALLY         TO OPEN AN
                      ACCOUNT
                      (bullet)
                      Not
                      available.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)
                      Use Fidelity
                      Automatic
                      Account
                      Builder(registered trademark) or
                      Direct
                      Deposit.
                      (bullet)
                      Use Fidelity
                      Automatic
                      Exchange
                      Service to
                      exchange
                      from a
                      Fidelity
                      money market
                      fund.

SELLING SHARES
The price to sell one share of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be
delayed until    money from prior purchases sufficient to cover your
redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE                  (bullet)
1-800-544-7777         Call the
                       phone number
                       at left to
                       initiate a
                       wire
                       transaction
                       or to
                       request a
                       check for
                       your
                       redemption.
                       (bullet)
                       Use Fidelity
                       Money Line
                       to transfer
                       to your bank
                       account.
                       (bullet)
                       Exchange to
                       another
                       Fidelity
                       fund. Call
                       the phone
                       number at
                       left.

INTERNET               (bullet)
WWW.FIDELITY.COM       Exchange to
                       another
                       Fidelity
                       fund.
                       (bullet)
                       Use Fidelity
                       Money Line
                       to transfer
                       to your bank
                       account.

MAIL                   INDIVIDUAL, JOINT
FIDELITY INVESTMENTS   TENANT,
P.O. BOX 660602        SOLE PROPRIETORSHIP,
DALLAS, TX 75266-0602  UGMA, UTMA
                       (bullet)
                       Send a
                       letter of
                       instruction
                       to the
                       address at
                       left,
                       including
                       your name,
                       the fund's
                       name, your
                       fund
                       account
                       number, and
                       the dollar
                       amount or
                       number of
                       shares to
                       be sold.
                       The letter
                       of
                       instruction
                       must be
                       signed by
                       all persons
                       required to
                       sign for
                       transaction
                       s, exactly
                       as their
                       names
                       appear on
                       the
                       account.
                       RETIREMENT ACCOUNT
                       (bullet)
                       The account
                       owner
                       should
                       complete a
                       retirement
                       distributio
                       n form.
                       Call
                       1-800-544-6
                       666 to
                       request
                       one.
                       TRUST
                       (bullet)
                       Send a
                       letter of
                       instruction
                       to the
                       address at
                       left,
                       including
                       the trust's
                       name, the
                       fund's
                       name, the
                       trust's
                       fund
                       account
                       number, and
                       the dollar
                       amount or
                       number of
                       shares to
                       be sold.
                       The trustee
                       must sign
                       the letter
                       of
                       instruction
                       indicating
                       capacity as
                       trustee. If
                       the
                       trustee's
                       name is not
                       in the
                       account
                       registration
                       , provide a
                       copy of the
                       trust
                       document
                       certified
                       within the
                       last 60
                       days.
                       BUSINESS OR
                       ORGANIZATION
                       (bullet)
                       Send a
                       letter of
                       instruction
                       to the
                       address at
                       left,
                       including
                       the firm's
                       name, the
                       fund's
                       name, the
                       firm's fund
                       account
                       number, and
                       the dollar
                       amount or
                       number of
                       shares to
                       be sold. At
                       least one
                       person
                       authorized
                       by
                       corporate
                       resolution
                       to act on
                       the account
                       must sign
                       the letter
                       of
                       instruction
                       .
                       (bullet)
                       Include a
                       corporate
                       resolution
                       with
                       corporate
                       seal or a
                       signature
                       guarantee.
                       EXECUTOR,
                       ADMINISTRATOR,
                       CONSERVATOR,
                       GUARDIAN
                       (bullet)
                       Call
                       1-800-544-6
                       666 for
                       instruction
                       s.

IN PERSON              INDIVIDUAL, JOINT
                       TENANT,
                       SOLE PROPRIETORSHIP,
                       UGMA, UTMA
                       (bullet)
                       Bring a
                       letter of
                       instruction
                       to a
                       Fidelity
                       Investor
                       Center.
                       Call
                       1-800-544-9
                       797 for the
                       center
                       nearest
                       you. The
                       letter of
                       instruction
                       must be
                       signed by
                       all persons
                       required to
                       sign for
                       transaction
                       s, exactly
                       as their
                       names
                       appear on
                       the
                       account.
                       RETIREMENT ACCOUNT
                       (bullet)
                       The account
                       owner
                       should
                       complete a
                       retirement
                       distributio
                       n form.
                       Visit a
                       Fidelity
                       Investor
                       Center to
                       request
                       one. Call
                       1-800-544-9
                       797 for the
                       center
                       nearest
                       you.
                       TRUST
                       (bullet)
                       Bring a
                       letter of
                       instruction
                       to a
                       Fidelity
                       Investor
                       Center.
                       Call
                       1-800-544-9
                       797 for the
                       center
                       nearest
                       you. The
                       trustee must
                       sign the
                       letter of
                       instruction
                       indicating
                       capacity as
                       trustee. If
                       the
                       trustee's
                       name is not
                       in the
                       account
                       registration
                       , provide a
                       copy of the
                       trust
                       document
                       certified
                       within the
                       last 60
                       days.
                       BUSINESS OR
                       ORGANIZATION
                       (bullet)
                       Bring a
                       letter of
                       instruction
                       to a
                       Fidelity
                       Investor
                       Center.
                       Call
                       1-800-544-9
                       797 for the
                       center
                       nearest
                       you. At
                       least one
                       person
                       authorized
                       by
                       corporate
                       resolution
                       to act on
                       the account
                       must sign
                       the letter
                       of
                       instruction
                       .
                       (bullet)
                       Include a
                       corporate
                       resolution
                       with
                       corporate
                       seal or a
                       signature
                       guarantee.
                       EXECUTOR,
                       ADMINISTRATOR,
                       CONSERVATOR,
                       GUARDIAN
                       (bullet)
                       Visit a
                       Fidelity
                       Investor
                       Center for
                       instruction
                       s. Call
                       1-800-544-9
                       797 for the
                       center
                       nearest
                       you.

AUTOMATICALLY          (bullet)
                       Use Personal
                       Withdrawal
                       Service to
                       set up
                       periodic
                       redemptions
                       from your
                       account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privilege in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into
your account, betwe   en     accounts or out of your account. While
automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY
AUTOMATIC
ACCOUNT
BUILDER
TO MOVE MONEY
FROM YOUR BANK
ACCOUNT TO A FIDELITY
FUND

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Monthly or quarterly    (bullet) To set up for a new
                                                  account, complete the appropriate
                                                  section on the fund application.
                                                  (bullet) To set up for existing
                                                  accounts, call 1-800-544-6666 or
                                                  visit Fidelity's Web site for an
                                                  application.
                                                  (bullet) To make changes, call
                                                  1-800-544-6666 at least three
                                                  business days prior to your next
                                                  scheduled investment date.

DIRECT DEPOSIT
TO SEND ALL OR A
PORTION OF YOUR
PAYCHECK OR
GOVERNMENT CHECK
TO A FIDELITY FUNDA

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Every pay period        (bullet) To set up for a new
                                                  account, check the appropriate box
                                                  on the fund application.
                                                  (bullet) To set up for an
                                                  existing account, call
                                                  1-800-544-6666 or visit Fidelity's
                                                  Web site for an authorization form.
                                                  (bullet) To make changes you
                                                  will need a new authorization
                                                  form. Call 1-800-544-6666 or
                                                  visit Fidelity's Web site to obtain
                                                  one.

A BECAUSE THEIR SHARE
PRICES FLUCTUATE, THESE
FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR
DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY
AUTOMATIC
EXCHANGE
SERVICE
TO MOVE MONEY
FROM A FIDELITY
MONEY MARKET FUND
TO ANOTHER FIDELITY
FUND

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Monthly, bimonthly,     (bullet) To set up, call
                          quarterly, or annually  1-800-544-6666 after both
                                                  accounts are opened.
                                                  (bullet) To make changes, call
                                                  1-800-544-6666 at least three
                                                  business days prior to your next
                                                  scheduled exchange date.

PERSONAL
WITHDRAWAL
SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM
YOUR ACCOUNT TO YOU
OR TO YOUR BANK
ACCOUNT.

FREQUENCY                                         PROCEDURES
Monthly                                           (bullet) To set up, call
                                                  1-800-544-6666.
                                                  (bullet) To make changes, call
                                                  Fidelity at 1-800-544-6666 at
                                                  least three business days prior to
                                                  your next scheduled withdrawal
                                                  date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and
(bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund and bro   kerage tr    ading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and
(bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more
than one account in a fund. Call Fidelity    at 1-800-544-8544     if
you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each fund normally pays dividends and capital gains distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you
generally as capital gains   .
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.
   FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is each fund's manager.
As of    April 30, 1998    , FMR had    approximately     $   529
billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide
investment advisory services for    International Growth & Income
Fund, Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also
provide investment advisory services for    International Growth &
Income Fund, Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund.
As of    September 28,     1998, FIIA had    approximately     $   1
billion     in discretionary assets under management. Currently, FIIA
provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for International Growth & Income Fund, Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
each fund. As of    September 28    , 1998, FIIA(U.K.)L had
   approximately     $   2.3 billion     in discretionary assets under
management. Currently, FIIA(U.K.)L provides investment research and
advice on        issuers based outside the United States and may also
provide investment advisory services for    International Growth &
Income Fund, Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo,
Japan, serves as a sub-adviser for each fund. As of    September
28    , 1998, FIJ had    approximately     $   3.96 billion     in
discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for International Growth & Income Fund, Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
William Bower manages International Growth & Income, which he has managed since May 1998. Previously, he managed another Fidelity fund. Mr. Bower joined Fidelity as an analyst in 1994, after receiving his MBA from the University of Michigan.
Greg Fraser is Vice President and manager of Diversified International, which he has managed since December 1991. Previously, he managed other Fidelity funds. Mr. Fraser joined Fidelity in 1986. Richard Mace, Jr. is Vice President and manager of International Value and Overseas, which he has managed since November 1994 and March 1996, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as a manager and analyst.
Penny Dobkin is Vice President and manager of Worldwide, which she has managed since May 1990. Previously, she managed other Fidelity funds. Ms. Dobkin joined Fidelity in 1980.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
For International Growth & Income Fund and Worldwide Fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
For Diversified International Fund, International Value Fund, and Overseas Fund, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how
well    the fu    nd has performed relative to the Morgan Stanley
Capital International GDP-Weighted EAFE Index    for Diversified
International Fund or the Morgan Stanley Capital International EAFE
Index for International Value Fund and Overseas Fun    d.

MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was .   2910    %. The individual
fund fee rate is 0.45% for I   nternational Growth & Income Fund,
Diversified International Fund, International Value Fund, Overseas Fund, and Worldwide Fund.
The basic fee for Diversified International Fund, International Value Fund, and Overseas Fund for the fiscal year ended October 31, 1998 was
   0.74%, 0.74% and 0.74%    , respectively, of the fund's average net
assets.
The performance adjustment rate is calculated monthly by    comparing
over the performance period Diversified International Fund's performance to that of the Morgan Stanley Capital International GDP-Weighted EAFE Index and International Value Fund's and Overseas Fund's performance to that of the Morgan Stanley Capital
Intern    ational EAFE Index.
The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
For Diversified International Fund, International Value Fund, and Overseas Fund, the performance period is the most recent 36-month period.
   On or about May 19, 1999, a meeting of the shareholders of Fidelity Diversified International Fund will be held to prospectively change the comparative securities index used to calculate the fund's performance adjustment from the Morgan Stanley Capital International GDP-Weighted EAFE Index to the Morgan Stanley Capital International EAFE Index.
The total management fee for the fiscal year ended October 31, 1998
was    0.74    % of the fund's average net assets for International
Growth & Income Fund,    0.83    % of the fund's average net assets
for Diversified International Fund,    0.82    % of the fund's average
net assets for International Value Fund   , 0.90    % of the fund's
average net assets for Overseas Fund, and    0.74    % of the fund's
average net assets for Worldwide Fund.
FMR pays FMR U.K., FMR Far East, FIJ and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.
FUND DISTRIBUTION
FDC distributes each fund's shares.
Each fund has adopted a Distribution and Service Plan pursuant to Rule
12b-1    under     the Investment Company Act of 1940 that recognizes
that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
   APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each
fund's financial history for the past 5 years   , and for
International Value Fund, the past 4 years    . Certain information
reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The annual information has been audited by
   PricewaterhouseCoopers     LLP, independent accountants, whose
report, along with the funds' financial highlights and financial statements, are included in the funds' Annual Report. A free copy of the Annual Report is available upon request.

   INTERNATIONAL GROWTH & INCOME

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1998              1997                1996                1995              1994
   OCTOBER 31

   NET ASSET              $ 20.88           $ 19.09             $ 17.83             $ 17.54           $ 17.25
   VALUE,
   BEGINNING OF
   PERIOD

   INCOME FROM
   INVESTMENT
   OPERATIONS

    NET                    .34B              .48B,C              .54                 .54               .38B
   INVESTMENT
   INCOME

    NET                    (.22)E            1.97                1.32                .28               .02
   REALIZED AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL FROM             .12               2.45                1.86                .82               .40
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET               (.37)             (.29)               (.60)               (.21)             (.03)
   INVESTMENT
   INCOME

    FROM NET               (.88)             (.37)               --                  (.32)             (.05)
   REALIZED GAIN

    IN EXCESS              --                --                  --                  --                (.03)
   OF NET
   REALIZED GAIN

    TOTAL                  (1.25)            (.66)               (.60)               (.53)             (.11)
   DISTRIBUTIONS

   NET ASSET              $ 19.75           $ 20.88             $ 19.09             $ 17.83           $ 17.54
   VALUE, END OF
   PERIOD

   TOTAL                   .55%              13.17%              10.66%              4.95%             2.33%
   RETURNA

   NET ASSETS,            $ 817,765         $ 1,067,169         $ 1,007,076         $ 903,235         $ 1,367,938
   END OF PERIOD
   (000
   OMITTED)

   RATIO OF                1.17%             1.17%               1.16%               1.18%             1.21%
   EXPENSES TO
   AVERAGE NET
   ASSETS

   RATIO OF                1.13%D            1.15%D              1.14%D              1.18%             1.21%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            1.62%             2.33%               2.76%               2.98%             2.16%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               143%              70%                 95%                 141%              173%
   TURNOVER
   RATE


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E THE AMOUNT SHOWN FOR SHARES OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

   DIVERSIFIED INTERNATIONAL

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1998                1997                1996              1995              1994
   OCTOBER 31

   NET ASSET              $ 16.57             $ 14.38             $ 12.73           $ 12.46           $ 11.32
   VALUE,
   BEGINNING OF
   PERIOD

   INCOME FROM
   INVESTMENT
   OPERATIONS

    NET                    .26B                .24B,C              .15               .22               .05
   INVESTMENT
   INCOME

    NET                    .98                 2.46                2.13              .47               1.20
   REALIZED AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL FROM             1.24                2.70                2.28              .69               1.25
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET               (.19)               (.15)               (.22)             (.03)             (.01)
   INVESTMENT
   INCOME

    FROM NET               (.41)               (.36)               (.41)             (.39)             (.10)
   REALIZED GAIN

    TOTAL                  (.60)               (.51)               (.63)             (.42)             (.11)
   DISTRIBUTIONS

   NET ASSET              $ 17.21             $ 16.57             $ 14.38           $ 12.73           $ 12.46
   VALUE, END OF
   PERIOD

   TOTAL                   7.72%               19.30%              18.66%            6.02%             11.14%
   RETURNA

   NET ASSETS,            $ 1,944,815         $ 1,514,327         $ 665,492         $ 295,017         $ 351,152
   END OF PERIOD
   (000
   OMITTED)

   RATIO OF                1.22%               1.25%               1.29%             1.13%             1.25%
   EXPENSES TO
   AVERAGE NET
   ASSETS

   RATIO OF                1.19%D              1.23%D              1.27%D            1.12%D            1.25%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            1.46%               1.49%               1.53%             1.55%             .96%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               95%                 81%                 94%               101%              89%
   TURNOVER
   RATE


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   INTERNATIONAL VALUE

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1998              1997              1996              1995B
   OCTOBER 31

   NET ASSET              $ 12.47           $ 11.33           $ 10.63           $ 10.00
   VALUE,
   BEGINNING OF
   PERIOD

   INCOME FROM
   INVESTMENT
   OPERATIONS

    NET                    .09C              .13C              .16D              .11C
   INVESTMENT
   INCOME

    NET                    .14F              1.33              .85               .52
   REALIZED AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL FROM             .23               1.46              1.01              .63
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET               (.06)             (.10)             (.01)             --
   INVESTMENT
   INCOME

    FROM NET               (.28)             (.22)             (.30)             --
   REALIZED GAIN

    TOTAL                  (.34)             (.32)             (.31)             --
   DISTRIBUTIONS

   NET ASSET              $ 12.36           $ 12.47           $ 11.33           $ 10.63
   VALUE, END OF
   PERIOD

   TOTAL                   1.95%             13.20%            9.64%             6.30%
   RETURNA

   NET ASSETS,            $ 408,755         $ 402,747         $ 270,865         $ 56,828
   END OF PERIOD
   (000
   OMITTED)

   RATIO OF                1.23%             1.30%             1.28%             1.72%
   EXPENSES TO
   AVERAGE NET
   ASSETS

   RATIO OF                1.21%E            1.28%E            1.26%E            1.72%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            .71%              1.03%             1.74%             1.08%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               137%              86%               71%               109%
   TURNOVER
   RATE


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FOR THE PERIOD NOVEMBER 1, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   F THE AMOUNT SHOWN FOR SHARES OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

   OVERSEAS

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1998                1997                1996                1995                1994
   OCTOBER 31

   NET ASSET              $ 34.12             $ 31.08             $ 28.57             $ 29.17             $ 27.16
   VALUE,
   BEGINNING OF
   PERIOD

   INCOME FROM
   INVESTMENT
   OPERATIONS

    NET                    .29C                .43C                .48D                .31                 .18
   INVESTMENT
   INCOME

    NET                    1.22                4.61                2.72                (.44)               2.26
   REALIZED AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL FROM             1.51                5.04                3.20                (.13)               2.44
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET               (.34)               (.37)               (.34)               (.02)               (.15)
   INVESTMENT
   INCOME

    IN EXCESS              --                  --                  --                  --                  (.17)
   OF NET
   INVESTMENT
   INCOME

    FROM NET               (1.34)              (1.63)              (.35)               (.45)               (.11)
   REALIZED GAIN

    TOTAL                  (1.68)              (2.00)              (.69)               (.47)               (.43)
   DISTRIBUTIONS

   NET ASSET              $ 33.95             $ 34.12             $ 31.08             $ 28.57             $ 29.17
   VALUE, END OF
   PERIOD

   TOTAL                   4.60%               17.03%              11.41%              (.34)%              9.13%B
   RETURNA

   NET ASSETS,            $ 3,603,342         $ 3,777,452         $ 3,114,625         $ 2,276,306         $ 2,283,211
   END OF PERIOD
   (000
   OMITTED)

   RATIO OF                1.26%               1.23%               1.14%               1.05%               1.24%
   EXPENSES TO
   AVERAGE NET
   ASSETS

   RATIO OF                1.24%E              1.20%E              1.12%E              1.05%               1.24%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            .82%                1.28%               1.74%               1.78%               .90%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               69%                 68%                 82%                 49%                 49%
   TURNOVER
   RATE


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.08 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   WORLDWIDE

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1998              1997                1996              1995              1994
   OCTOBER 31

   NET ASSET              $ 17.27           $ 15.18             $ 13.32           $ 13.96           $ 12.76
   VALUE,
   BEGINNING OF
   PERIOD

   INCOME FROM
   INVESTMENT
   OPERATIONS

    NET                    .16B              .21B,C              .22               .17               .08
   INVESTMENT
   INCOME

    NET                    (.57)             2.43                1.79              (.08)             1.37
   REALIZED AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL FROM             (.41)             2.64                2.01              .09               1.45
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET               (.11)             (.17)               (.15)             (.16)             (.10)
   INVESTMENT
   INCOME

    FROM NET               (1.16)            (.38)               --                (.57)             (.15)
   REALIZED GAIN

    TOTAL                  (1.27)            (.55)               (.15)             (.73)             (.25)
   DISTRIBUTIONS

   NET ASSET              $ 15.59           $ 17.27             $ 15.18           $ 13.32           $ 13.96
   VALUE, END OF
   PERIOD

   TOTAL                   (2.38)%           17.95%              15.25%            .95%              11.55%
   RETURNA

   NET ASSETS,            $ 972,105         $ 1,161,191         $ 877,218         $ 659,045         $ 748,738
   END OF PERIOD
   (000
   OMITTED)

   RATIO OF                1.15%             1.18%               1.19%             1.17%             1.32%
   EXPENSES TO
   AVERAGE NET
   ASSETS

   RATIO OF                1.12%D            1.16%D              1.18%D            1.16%D            1.32%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            .91%              1.24%               1.71%             2.05%             1.40%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               100%              85%                 49%               70%               69%
   TURNOVER
   RATE


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.




You can obtain additional information about the funds. The funds   '
SAI     includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual
reports include a discussion of    the fund's holdings and     recent
market conditions and the fund's investment strategie   s that
affected     performance.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4008
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Fidelity GoalPlanner and Fidelity Portfolio Advisory Services are service marks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

1.702898.101 IBD-pro-1298

FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY DIVERSIFIED
INTERNATIONAL FUND,
FIDELITY INTERNATIONAL VALUE FUND, FIDELITY OVERSEAS FUND, AND
FIDELITY WORLDWIDE FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1998

This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Report are incorporated herein. The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December 30, 1998, or an Annual Report, please call Fidelity(registered trademark)
at 1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.

TABLE OF CONTENTS                  PAGE

INVESTMENT POLICIES AND            30
LIMITATIONS

SPECIAL CONSIDERATIONS REGARDING   38
AFRICA

SPECIAL CONSIDERATIONS REGARDING   38
CANADA

SPECIAL CONSIDERATIONS REGARDING   39
EUROPE

SPECIAL CONSIDERATIONS REGARDING   41
ASIA

SPECIAL CONSIDERATIONS REGARDING   47
LATIN AMERICA

SPECIAL CONSIDERATIONS REGARDING   49
THE RUSSIAN FEDERATION

PORTFOLIO TRANSACTIONS             50

VALUATION                          54

PERFORMANCE                        55

ADDITIONAL PURCHASE, EXCHANGE      63
AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES            63

TRUSTEES AND OFFICERS              63

CONTROL OF INVESTMENT ADVISERS     68

MANAGEMENT CONTRACTS               68

DISTRIBUTION SERVICES              72

TRANSFER AND SERVICE AGENT         73
AGREEMENTS

DESCRIPTION OF THE TRUST           73

FINANCIAL STATEMENTS               74

APPENDIX                           74

IBD-ptb-1298
   1.538871.101

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109


INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF INTERNATIONAL GROWTH & INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities, or by foreign governments or their political subdivisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF DIVERSIFIED INTERNATIONAL FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments to the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the 1940 Act.
INVESTMENT LIMITATIONS OF INTERNATIONAL VALUE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the 1940 Act.
INVESTMENT LIMITATIONS OF WORLDWIDE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy,    the
claims of     owners of bonds and preferred stock take precedence over
the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative
characteristics and may be    more     sensitive to economic changes
and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities;
(2) the security has its primary trading market in that country; or
(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MORTGAGE SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
In order to earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is
liquidated or declares bankruptcy,    the claims of     owners of
bonds take precedence over the claims of those who own preferred and common stock.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
   SECURITIES OF OTHER INVESTMENT COMPANIES,     including shares of
closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SHORT SALES. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price, and for International Growth & Income, and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of these countries. Economic performance is closely tied to world commodity markets, particularly oil, and also to weather conditions, such as drought.
Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe, confirm EIU
1995), with GDP growth rates ranging from 5.5% to 6.0%. Two countries, Yemen and Bahrain, are experiencing growth at or below 2.0%, and one country, Libya, is experiencing (-4.0%) negative growth.
African economic growth is projected to remain higher than in any recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be negatively impacted from the slowdown in global growth, and its effects on commodity prices.
Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
Twelve African countries have active equity markets (Bahrain, Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an average increase of 54% over 1995 levels.
The South African market is the largest in Africa and has a capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies. SPECIAL CONSIDERATIONS REGARDING CANADA
Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants of France, the United Kingdom and indigenous peoples. The country has a workforce of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent referendums on Quebec sovereignty have been narrowly defeated and the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.
Canada is one of the richest nations in the world in terms of natural resources. The country is a major producer of such commodities as forest products, mining, metals, and agricultural products. Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.
The United States is Canada's largest trading partner and approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.
For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of currency conversion. SPECIAL CONSIDERATIONS REGARDING EUROPE
Europe can be divided into two distinct categories of market development: the developed economies of Western Europe and the transition economies of Eastern Europe.
Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union (EU)
and Europ   ean Economic and Monet    ary Union (EMU) will have upon
the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define
and differentiate each of the Continent's countries today.    The
third and final stage of the European Economic and Monetary Union is scheduled to be implemented on January 1, 1999.
   The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.
A second component of the EU is the establishment of a single currency
- the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.
On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, today's currencies will cease to exist.
Many foreign and domestic businesses are establishing or increasing their presence in Europe in anticipation of the new unified single market. Clear, confident visions of a diverse, multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the region. A successful EMU could prove to be an engine for sustained growth throughout Europe.
While the securities markets view the introduction of the euro as inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.
For those countries in Western and Eastern Europe that will not be included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of Eastern Europe are embarking on the transition from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt payments, the other markets in Eastern Europe suffered significant destabilization of which the extent and duration is still unknown. FRANCE. France is a republic of over 58 million people in the historic if not the geographic center of Western Europe. The Fifth French Republic, established in the early postwar period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and-go cycle in France.
The French economy is the world's fourth-largest Western industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.
The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.
In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.
France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.
The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau March, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse financial companies that account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and ensuring market transparency.
GERMANY. Germany is the largest economy in all of Europe and is the third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post-war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half. The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.
The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.
The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.
Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.
Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.
The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria.
NORDIC COUNTRIES. Increasing economic globalization and the expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.
Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.
Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of government among the Nordic countries is dominated by long-standing, left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU
sentiments. However, in May 1998, F   inl    and was formally admitted
in the "first wave" of the EMU.
Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil-driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.
Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both country's economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.
A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.
The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other country's listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial impact upon the performance of the companies in the HEX Index.
UNITED KINGDOM. The United Kingdom is the world's sixth largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.
The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.
In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the employment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.
Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank. Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.
The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.
SPECIAL CONSIDERATIONS REGARDING ASIA
   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
   Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.
   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.
   The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.
   Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.
       JAPAN.    A country of 126 million with a labor force of 64
million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year.
   Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.
   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.
   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the
Diet) had been consistently dominated by the Liberal Democratic Party
(LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.
   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.

   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.
       CHINA AND HONG KONG.    China is one of the world's last
remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment, has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export.

   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.
   Such success has not come without negatives. As a communist system in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.
   Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.
   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.
   In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.
   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.
   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.
   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.
   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.
   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.
   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.
   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.
   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of ITS GROSS DOMESTIC PRODUCT. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.
   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.
   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.
   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.
   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.
   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.
   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.
   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.
       AUSTRALIA.    Australia is a 3 million square mile continent
(about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
   The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's large agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses abundant natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment.
   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to spur growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate.
   With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The government has set a goal of achieving a government budget surplus in fiscal year 1998/1999.
   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
   After suffering a significant recession in 1990-91, the Australian economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.
   Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.
   Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar.
       INDONESIA.    Indonesia is a country that encompasses over
17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.
   In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
   However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.
   The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country. Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.
   The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.
   The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.
       MALAYSIA.    1997 saw Malaysia's GDP growth slow to 7.4%, down
from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.
   However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.

   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.
   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.
   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.
   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.
       SINGAPORE.    Since achieving independence from the British in
1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.
   The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.
   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.
       SOUTH KOREA.    South Korea has been one of the more
spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.
   Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.
   Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.
   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.
   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.
       THAILAND.    The Thai economy has witnessed a fundamental
transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
   The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.
   In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.
   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.
       INDIA.    India is the second most populous and seventh largest
country in the world. Although the country occupies only 2.4% of the world's land area, it supports over 15% of the world's population. Only China has a larger population. The Indian government is classified as a federation, or union, and is, under its constitution a "sovereign, socialist, secular, democratic republic" composed of 25 states and 7 union territories. Like the United States, it has a federal form of government. However, the central government in India has greater power in relation to its states, and is patterned after the British parliamentary system.
   India's population was estimated at 952 million in 1997 and has been projected to double by the year 2028. Religion, caste, and language are major determinants of social and political organization. Although 83% of the people are Hindu, India also is the home of more than 120 million Muslims - one of the world's largest Muslim populations. Despite economic modernization and laws countering discrimination against the lower end of the class structure, the caste system remains an important factor in Indian society.
   India has the world's fifth largest economy in terms of purchasing power parity. About 62% of the population depends directly on agriculture. Industry and services sectors are growing in importance and account for 29% and 42% of GDP, respectively, while agriculture contributes about 29%. More than 35% of the population lives below the poverty line, but a large and growing middle class of 150-200 million has disposable income for consumer goods. In the industrial sector, India now manufactures a variety of finished products for domestic use and export.
   India gained independence in 1947 after two centuries of British colonial rule. Economic policies in the first four decades of independence were driven by its leaders' deep distrust of foreign economic interests and admiration for the Soviet model of centrally planned industrialization. Accordingly, the country has followed a policy regime that has been characterized by extreme protectionism and public sector dominance in strategic sectors. Nevertheless, India has developed a large and diversified private sector, and agriculture has remained almost entirely in private hands.
   India's treatment of foreign investment has been alternatively encouraging, ambivalent or difficult, depending on the industry sector involved. Most industries are open to limited investment by multinational companies while others are closed to foreign investors. Sectors closed to foreign investment currently number five: mineral oils; railway transport; war ships and the military-related areas of aircraft; atomic energy; and associated minerals. Although recent measures have liberalized the investment limits on a number of major industries, several political parties, deeply hostile to foreign investment, have made these issues the subject of pre-election rhetoric.
   India has a large and active stock market which ranks twentieth globally in market value. There are 23 recognized stock exchanges in India. The BSE is the premier exchange; accounting for more than one-third of trading volume, over 70% of listed capital and over 90% of market capitalization. As of the end of 1997 there were 5,842 listed companies on the BSE with a total market value of US$128.27 billion.
   Relations between India and its neighbors have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests in May of 1998 have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious. Relations with Nepal, with Bhutan and with China are marred by China's two territorial claims in the nation's east and north. Historical suspicions remain following the 1962 border war between India and China and the two countries have continued to work towards expanding their political and economic influence in the South Asian region.
   While India presents many attractions for U.S. investors, there are a number of factors that could pose considerable risk to those investing in this market: Contemporary politics have become increasingly unpredictable since the resounding defeat of Congress in 1996 after decades at the helm. The alignment of political forces has become increasingly erratic among factions, parties and interest groups. Some factions within the current administration have been hostile to foreign investment and could impose measures that would be detrimental to the interests and rights of these investors.
   India's foreign relations in the region remain fragile and the possibility of increased tensions or open warfare is an ever-present danger to the stability of the market. In addition, the monetary cost of economic sanctions resulting from recent nuclear tests could substantially impact economic growth and corporate profits. Sanctions affect India in several ways. Crucially, there will be a deferment or loss of direct aid and concessional loans, from multilateral agencies (notably the World Bank) and bilateral donors (the U.S., Japan and Canada, among others). The loss of export credit and guarantees, notably from the US Export-Import Bank could delay and increase the cost of large infrastructure and foreign investment projects. This, in turn, could have a negative impact upon creditor and investor confidence in the Indian market.
   Relative to the more mature markets of the world, the level of corporate disclosure in India is very low and companies are generally less disposed to act in the best interests of their shareholders. Accordingly, investors face a much more difficult task in ascertaining the true investment worth of a particular stock.
   As with most other emerging markets, the Indian market has been negatively impacted by recent economic and currency turmoil in the world's less developed regions and is likely to be similarly impacted in any future weakness. Currency fluctuation is an additional risk to U.S. investors as any weakening in the value of the Indian rupee versus the U.S. dollar could erode the value of their investments upon currency translation.
       TAIWAN.    Taiwan is one of the most densely populated
countries in the world, with a population of over 20 million, or 1,504 persons per square mile. Most Taiwanese are descendants of immigrants who came from China's Fukien and Kwantung provinces over 100 years ago. Mandarin is the official language while English is taught to all students as their first foreign language, beginning in the seventh grade.
   Although settled by Chinese in the seventeenth century, Taiwan (also called Formosa) was ruled by Japan from 1895-1945 and subsequently reverted to Chinese administration at the end of World War II. In 1949, nationalist leader Chiang Kai-shek took control of the island after fleeing mainland China with two million supporters, following his defeat at the hands of the communists. Since that time, Taiwan has been governed by the right-wing Kuomintang (KMT) which was founded by Chiang Kai-shek. In 1996 the island held its first popular presidential elections in which the KMT retained its control.
   Both the Taipei and Beijing governments consider Taiwan an integral part of China. The KMT has vowed to reconquer the mainland while The People's Republic of China has urged Taiwan to accept a peaceful reunification with the mainland. China has proposed that they regain sovereignty over Taiwan on the basis of a "one country-two systems" arrangement similar to that of the recent reunification of Hong Kong. Nevertheless, China has periodically threatened to annex Taiwan through military action.
   Under the KMT government, Taiwan achieved a remarkable record of economic growth with the assistance of massive U.S. aid in the early years of the post war period. Today, Taiwan has one of the world's strongest economies and is among the ten leading capital exporters. Between 1980 and 1990 real GDP expanded at an average annual rate of 7.9%. During 1990-95 an annual GDP growth rate of 6.6% was recorded. In 1996, compared with the previous year, GDP increased by 5.7% in real terms, while it was anticipated that growth would exceed 6.0% in 1997 and 1998. Between 1960 and 1973 the island's exports rose 20 fold and real GDP increased 3.3 times. Even more remarkable, as the shift of millions of people from villages to cities took place, was the high level of employment. Between 1964 and 1995 the unemployment rate rarely exceeded 2% of the work force in any year.
   Prior to 1967 foreign sources played a large role in financing capital formation expansion, but thereafter domestic savings financed the entire growth of net capital formation. By 1986 the ratio of national gross savings to GDP had reached 38.5%. Thereafter the ratio declined, standing at 26.0% in 1996. The expansion of foreign trade was the major reason for Taiwan's rapid capital growth. Much of the growth in exports could be attributed to the competitiveness of its exports in price and quality in world markets.
   Since the mid-1990s the island's traditional reliance upon light industry has gradually given way to high technology activities, as emphasis shifted from labor-intensive to capital-intensive production. The electrical and electronic machinery sector continued to show particularly strong growth in the 1990s as did the chemical sector. Taiwan also has eleven vehicle manufacturers, all of which have contracted joint ventures with foreign companies. By the mid-1990s Taiwan had become one of the world's largest producers of personal computers and semiconductors.
   Taiwan has a large and active stock market ranking twelfth by market value among the world's markets. The TSE in Taipei is the only official stock exchange in Taiwan, although there is also a small OTC market. At the end of 1997 there were 404 companies listed on the TSE with a market capitalization of US$288.1 billion. The market is dominated by individual investors, who account for 90.7% of total turnover in listed shares. Many local institutions, such as banks, insurance companies or pension funds, are prohibited or restricted from investing in listed shares. Foreign individuals and institutional investors meeting certain criteria have been able to invest in the market directly since 1990 but are subject to certain limits. Foreign involvement in the market through qualified foreign institutional investors and mutual funds is small but growing.
   Investing in Taiwan entails special risks as well as those risks that are common to other emerging markets. Taiwan's relations with The People's Republic of China remain fragile. The conflict between the entrenched nationalization of China and the nascent nationalism of Taiwan persists and armed conflict between the two nations remains a possibility. Beijing continues its policy of attempting to isolate Taiwan and could use its growing economic power and political influence to interfere with the nation's trade with the rest of the world's economies.
   In addition, the Taiwan market has been one of the most volatile in Asia over the past decade. The country did not escape the effects of the Asian economic and currency crises in 1997 and 1998 and could continue to be negatively impacted by an extension of the current regional turmoil. The nation's heavy dependence upon trade and manufacturing partnerships with foreign companies also leaves it particularly vulnerable to downturns in the global economies. Currency fluctuation is an additional risk to U. S. investors as any weakening in the value of the local currency versus the U.S. dollar could erode the value of their investments upon currency conversion.
       THE PHILIPPINES.    The Philippines is a developing democratic
republic. After 300 years of Spanish rule, the United States acquired the Philippines from Spain in 1898 and ruled for 48 years. The country subsequently gained its independence from the United States in 1946. The nation, as provided by the 1987 Constitution, is a democratic republican state with a presidential form of government. However, since its independence, the government has been periodically roiled by military coups, martial law and political assassinations.
   The Filipino population consists of approximately 70 million people, primarily of Indo-Malay, Chinese and Spanish descent. Thirteen percent of the population lives within the Metro Manila area. Most Filipinos are bilingual, with English as the basic language in business, government, schools, and everyday communication. While there are 87 languages spoken throughout the Philippines, the official language is Pilipino, which is spoken mainly in the Metro Manila area and widely used in the mass media.
   The Philippine economy is basically agricultural if food-processing manufacture is included. Agriculture (including forestry and fishing) contributed 21.5% of GDP in 1996, and engaged 39.8% of the employed labor force, while industry (including mining, manufacturing, construction and power) contributed 31.9% of GDP and engaged 16.5% of the employed labor force.
   Manufacturing accounted for 22.6% of GDP in 1996 and engaged 9.8% of the labor force. The principal branches of manufacturing are food products, petroleum refineries, electrical machinery, chemical products, beverages, metals and textiles.
   The services sector contributed 46.6% of GDP in 1996, and engaged 43.7% of the employed labor force. Remittances from Filipino workers abroad constituted the Government's principal source of foreign exchange, while tourism remains a significant sector of the economy.
   In 1995 the Philippines recorded a trade deficit and a deficit on the current account of the balance of payments. The principal source of imports was Japan, which accounted for 22.1% of the total. Other significant suppliers were the United States, Saudi Arabia, Singapore, the Republic of Korea and Taiwan. The United States was the principal market for exports (35.8%), while other purchasers were Japan, Singapore and the United Kingdom.
   Under the regime of General Fidel Ramos, installed in 1992, the economic performance of the Philippines improved dramatically, owing to extensive structural reforms, including the dismantling of protectionist legislation and the liberalization of trade, foreign investment and foreign exchange controls. However, economic growth was adversely affected by the regional financial crisis in 1997. The effective devaluation of the peso in July caused a collapse of the stock market and led to rising inflation and the depletion of foreign exchange reserves. The absence of large foreign investment inflows, which had previously contributed to an overall surplus on the balance of payments despite a recurrent account deficit, resulted in an overall deficit in 1997.
   The Philippine stock exchange (PSE) is the country's only exchange and ranks thirty-sixth in total market capitalization among the world's markets. The total number of companies listed on the exchange was 221 in 1997. Individual domestic investors are the majority participants while foreign investment is dominated by the Taiwanese, who are closely followed by the Japanese and Hong Kong Chinese. Foreign investors are generally allowed to acquire 100% of the equity of a Philippine listed company, although there are businesses where foreign ownership is restricted by law.
   Foreign investors face special risks when investing in the Philippines. The country's economy and stock market have historically been highly sensitive to changes in the Asian region's economies and this has been amply demonstrated in recent years. After posting dramatic gains in the four years preceding Asia's financial crisis in mid-1997, the Philippine stock market plummeted in response to the spreading economic, political turmoil in Southeast Asia and Japan. The market's weakness was further exacerbated as foreign investors pulled out of the market in large numbers.
   Weakening conditions in neighboring countries has also negatively impacted the Philippine peso. Plummeting currencies in Thailand, Indonesia, Singapore and Malaysia sent the Philippine peso into a steady decline. Over the 1997 calendar year, the value of the peso fell by 52 percent versus the U.S. dollar.
   For U.S. investors, currency fluctuation presents an additional risk to investing in the Philippines as a weakening peso can erode the investment returns on their investments in that country.
   Because the Philippines is highly dependent upon the United States, Japan and the Southeast Asian countries as the primary purchasers of their exports, their economy is particularly sensitive to changes in the economic fortunes of these nations.
   Although the Philippine political climate appears to have improved over the past few years, investors should be aware that the country has periodically been subjected to military coups, martial law, and wide spread political corruption since it gained independence. Several past administrations have instituted policies that have also been detrimental to the domestic economy and the rights of its citizens. Cronyism and corruption have also been rampant in both government and the business community to the detriment of the interests of corporate shareholders.
       PAKISTAN.    The Islamic Republic of Pakistan was founded in
1947, when the British partitioned the South Asian subcontinent into two states: India and Pakistan. (East Pakistan broke away to become Bangladesh in 1971). The Pakistan constitution of 1973, amended substantially in 1985, provides for a President (Chief of State) who is elected by an electoral college consisting of both houses of the federal parliament and members of the four provincial legislatures. The National Assembly in a special session elects a Prime Minister. Following the election, the President invites the Prime Minister to create a government. The constitution permits a vote of "no confidence" against the Prime Minister by a majority of the National Assembly. In practice, the army has a strong voice in the decision-making process and few Presidents have been able to oppose its interests for long.
   Relations between Pakistan and India have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. India has accused Pakistan of fomenting religious and political unrest and in 1994 there were frequent disturbances in the region. The two sides frequently exchange fire. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious as the resumption of IMF funding is currently in jeopardy.
   With a per capita GDP of about $470, Pakistan is considered a low-income country by the World Bank. No more than 39% of adults are literate and life expectancy at birth is about 62 years. Relatively few resources have been devoted to socio-economic development or infrastructure projects. Inadequate provision of social services and high population growth have contributed to a persistence of poverty and unequal income distribution.
   The country's principal natural resource is arable land ( 25% of the total land area is under cultivation). Agriculture accounts for 24% of GDP and employs about 50% of the labor force. Wheat, cotton, and rice together account for almost 70% of the value of total crop output and are among the countries major exports. Pakistan's manufacturing sector accounts for about 20% of GDP. Cotton textile production and apparel manufacturing are Pakistan's largest industries, accounting for about 50% of total exports. Other major industries include cement, fertilizer, sugar, steel, tobacco, chemicals, machinery and food processing.
   Weak world demand for its exports and domestic political uncertainty have contributed to the nation's widening trade deficit. The nation continues to rely heavily on imports of such materials as petroleum products, capital goods, industrial raw materials and consumer products and the resulting external imbalance has left Pakistan with a growing foreign debt burden. Annual debt service now exceeds 27% of export earnings.
   Pakistan has three stock exchanges located in Karachi, Lahore and Islamabad. The Karachi Stock Exchange (KSE) is dominant, accounting for approximately 80% of equity transactions in Pakistan. The KSE ranks forty-eighth among the world's markets and had a market capitalization of US$11billion in 1997. At the end of that year there were 781 companies listed on the KSE. The combined market capitalization of the 20 largest companies represented 71.7% of the market total.
   U.S. investors should be aware that there are a number of factors that could pose special risks to investing in Pakistan securities. Among these is the country's long history of government instability marked by military coups, political assassinations and frequent outbreaks of violent rioting, strikes and ethnic unrest. While recent governments have made some progress on addressing some of the country's social and economic ills, the current administration is faced with a number of serious crises. The country appears to be close to defaulting on its international commitments. With no debt repayments made since August of 1998, Pakistan faces the possibility of outright default unless it can secure a bailout package and debt rescheduling. Recent talks with the IMF on a debt rescue package broke down and a default could precipitate declines in the nation's trade and currency. By November of 1998, foreign investment has slowed dramatically in response to a rise in investment risk and new restrictions imposed by the central bank designed to limit the outflow of foreign exchange.
   Corruption within the government and business community remains a problem and corporate managements are generally not focused on improving shareholder interests.
   The threat of war with India over the disputed province of Kashmir remains a threat to peace in the region and any outbreak of hostilities would likely plunge the nation's economy into deep depression and further erode the relative value of its currency versus the world's major currencies.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
   Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for the United States and Canada. Latin American exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably Mercado Comun del Sur (MERCOSUR). Talk of extending the North American Free Trade Agreement (NAFTA) down through Latin America indicates some desire to tie the economies even closer to those of the north.
   Politically, Latin American countries generally have strong presidential systems closely modeled after the United States. The transition to democracy is largely complete in most countries. All countries enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the 1995 currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
   ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
   President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. GDP growth in 1997 was 8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth, averaging over 6% from 1991 to 1997, had been driven primarily by domestic consumption. Immediately after the Mexican crisis, bank liquidity was restrained. However, deposits have since returned to the system surpassing the levels that existed prior to the crisis and liquidity is very much improved. Lending also increased and consumer spending rebounded although it has slowed somewhat due to the most recent Brazilian crisis. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 15%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the U.S. alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
   Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the United States is the second. Primary imports are machinery, vehicles and chemicals.
   The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
   The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three party one.
   The Argentine stock market reached an all-time high in October of 1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect"of the Asian economic and currency crisis and the Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.
   The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.
   While Argentina's political situation is relatively stable; there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead to social unrest and a turnover of the government to the control of parties less favorable to investors.
   BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
   The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation which was at 2,700% in 1994. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. Perhaps the most remarkable achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.
   Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1998 the country received over $20 billion from privatizations. Still, there are restrictions against investments in certain industries, such as metals and mining.
   Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.
   Presidential elections were held in October of 1998 and President Cardoso won with 53% of the vote. This should insure continuity in policy, which will be much needed given the difficulties caused by the recent instability in the global markets and its impact on Brazil.

   In 1997 the Brazilian stock market rose to an all-time high in the first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as investors feared a raid on the Brazilian real. However, the market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.
   Investing in Brazil could entail special risks: High unemployment is the chief challenge facing Brazil's president Cardoso following his reelection in October of 1998. Joblessness is at a record high and social unrest could hinder his progress in subduing inflation and denationalizing government ownership of many of its businesses. Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for U.S. investors who would see their investment returns eroded if the Brazilian real were to be devalued.
   Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.
   CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0% in 1996, down from 6.6% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1997 was 6.0%, a 0.6% drop over 1996. Unemployment in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.
   Performance of the Chilean stock market was lackluster in 1997 as weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline in pulp and steel prices, and uncertainty about the growth prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.
   Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
   There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
   Investors in the Chilean market face special risks: The Chilean market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.
   As is typical of most emerging markets, much of the Chilean market equity is firmly held by controlling families and their associates. Accordingly, these owners may not always act in the interests of outside shareholders. In addition, any weakness in the Chilean currency versus the dollar could erode the investment returns to U.S. investors upon currency conversion.
   MEXICO. The Mexican economy has recovered fairly well since the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and the adjustment of interest rates to control it. Domestic consumption, while improved, has yet to return to pre-1994 levels, and has also contributed to the containment of inflation.
   The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as NAFTA further integrate the economies, giving the United States strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 194 companies with total capitalization of $156 billion in 1997.
   Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world.
   Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. Numerous electoral reforms implemented since 1989 have aided in the further opening of the Mexican political system and opposition parties have made historic gains in elections at all levels. Much of the impetus for establishing a real two party system in Mexico can be credited to President Zedillo and the PRI majority in Congress. During 1995-96 the political parties negotiated constitutional amendments to address electoral campaign fairness issues, which passed unanimously. The response from the Mexican people was clear as a record number of registered voters cast ballots. Though they took the most votes (39%) for the 500-member Lower House of Congress, the PRI has lost their majority. Mid-term elections held in July of 1997, also saw large gains for opposition parties and marked a significant step in Mexico's political transformation. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
   Mexico's stock market fell sharply in late 1997 and continued its decent through mid-1998 as the worsening Asian economic and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America.
   Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to widespread economic, currency and stock market turmoil such as that recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.
   While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly in the country's less developed regions. Occasional flair-ups of strikes and armed rebellion could pose a threat to Mexico's political and economic stability.
SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.
Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.
By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the markets strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In July of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their foreign debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock market. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Each fund's turnover rates for the fiscal periods ended October 31, 1998 and 1997 are indicated in the table below. Variations in turnover rates may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

TUR       1998          1997
NO
VER
RAT
ES

INTERN        143    %   70%
ATIONAL
GROWT
H &
INCOM
E

DIVERS        95    %    81%
IFIED
INTERN
ATIONAL

INTERN        137    %   86%
ATIONAL
VALUE

OVERS         69    %    68%
EAS

WORLD         100    %   85%
WIDE

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
The following table shows the total amount of brokerage commissions paid by each fund.

FISCAL YEAR                    TOTAL
ENDED OCTOBER 31               AMOUNT PAID

INTERNATIONAL GROWTH & INCOME

1998                           $    4,067,823

1997                           $ 2,995,171

1996                           $ 3,004,001

DIVERSIFIED INTERNATIONAL

1998                           $    6,427,253

1997                           $ 4,502,575

1996                           $ 2,192,851

INTERNATIONAL VALUE

1998                           $    2,169,075

1997                           $ 1,076,317

1996                           $ 927,266

OVERSEAS

1998                           $    9,346,601

1997                           $ 8,282,544

1996                           $ 8,266,411

WORLDWIDE

1998                           $    4,061,335

1997                           $ 3,341,959

1996                           $ 1,736,992

Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC, FBS and FBSJ, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC, FBS and FBSJ for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC, FBS and FBSJ are paid on a commission basis.

                     TOTAL AMOUNT PAID

FISCAL               TO NFSC            TO FBS            TO FBSJ
YEAR
ENDED
OCTOB
ER 31

INTERN
ATIONAL
GROWT
H &
INCOM
E

19                   $    10,723        $    1,832        $    0
98

19                   $ 0                $    140,274         N/A
97

19                   $ 5,530            $    124,031         N/A
96

DIVERS
IFIED
INTERN
ATIONAL

19                   $    82,815        $    27,870          $ 0
98

19                   $ 70,400           $    178,643         N/A
97

19                   $ 75,564           $    80,532          N/A
96

INTERN
ATIONAL
VALUE

19                   $    8,518         $    12,615          $ 0
98

19                   $ 2,896            $    71,388          N/A
97

19                   $ 7,878            $    45,758          N/A
96

OVERS
EAS

19                   $    23,747        $    89,506          $ 0
98

19                   $ 14,838           $    611,587         N/A
97

19                   $ 45,887           $ 500,320            N/A
96

WORLD
WIDE   (DAGGER)

19                   $    86,795        $    16,579          $ 0
98

19                   $ 61,353           $ 152,700            N/A
97

19                   $ 36,270           $ 69,922             N/A
96


FISCAL               % OF           % OF           % OF           % OF           % OF         % OF
YEAR                 AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE    AGGREGATE
ENDED                COMMISSIO      DOLLAR         COMMISSIONS    DOLLAR         COMMISSIONS  DOLLAR
OCTOB                NS PAID TO     AMOUNT OF      PAID TO        AMOUNT OF      PAID TO      AMOUNT OF
ER 31,               NFSC           TRANSACTIO     FBS            TRANSACTIO     FBSJ         TRANSACTIO
1998                                NS                            NS                          NS
                                    EFFECTED                      EFFECTED                    EFFECTED
                                    THROUGH                       THROUGH                     THROUGH
                                    NFSC                          FBS                         FBSJ

INTERN                   0.26    %      0.49    %      0.05    %      0.19    %      0    %       0    %
ATIONAL
GROWT
H &
INCOM
E

DIVERS                   1.29    %      1.12    %      0.43    %      0.42    %      0    %       0    %
IFIED
INTERN
ATIONAL

INTERN                   0.39    %      1.14    %      0.58    %      0.64    %      0    %       0    %
ATIONAL
VALUE

OVERS                    0.25    %      0.48    %      0.96    %      0.89    %      0    %       0    %
EAS

WORLD                    2.13    %      5.52    %      0.41    %      0.42    %      0    %       0    %
WIDE   (DAGGER)


   (dagger)     The difference between the percentage of aggregate
brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.

NFSC        has used a portion of the commissions paid by a fund to
reduce that fund's custodian or transfer agent fees.
The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended
   October     1998.

                               $ AMOUNT OF           $ AMOUNT OF
                               COMMISSIONS PAID TO   BROKERAGE
                               FIRMS THAT PROVIDED   TRANSACTIONS
                               RESEARCH SERVICES*    INVOLVED*

INTERNATIONAL GROWTH & INCOME  $    3,616,944        $    1,698,543,126

DIVERSIFIED INTERNATIONAL      $    5,808,236        $    2,697,216,894

INTERNATIONAL VALUE            $    1,973,911        $    966,084,772

OVERSEAS                       $    8,545,051        $    4,235,951,878

WORLDWIDE                      $    3,675,388        $    1,768,870,793

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's net asset value    per share (    NAV) is the value of a
single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc.
(FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, if available, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the
f   und's     NAV at the end of the period, and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's    NAVs    ,
adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages are shown below.

FUND NAME                      13 WEEK LONG-TERM  39 WEEK LONG-TERM
                               MOVING AVERAGE     MOVING AVERAGE

INTERNATIONAL GROWTH & INCOME  $ 19.   48         $ 21.32

DIVERSIFIED INTERNATIONAL      $ 16.   72         $ 17.   91

INTERNATIONAL VALUE            $ 12.   00         $ 13.29

OVERSEAS                       $ 3   2.78         $ 35.   86

WORLDWIDE                      $ 15.   45         $ 17.4   7

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund.
HISTORICAL FUND RESULTS. The following table shows each fund's return for the fiscal periods ended October 31, 1998.

                         AVERAGE                                   CUMULATIVE
                         ANNUAL                                    RETURNS
                         RETURNS

                         ONE           FIVE          TEN           ONE           FIVE           TEN
                         YEAR          YEARS         YEARS         YEAR          YEARS          YEARS



INTERNATIONAL GROWTH &   0.5   5    %  6.2   2    %  8.   10    %  0.5   5    %  35.   23    %  117.   85    %
INCOME


Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

                             AVERAGE                                        CUMULATIVE
                             ANNUAL                                         RETURNS
                             RETURNS

                          ONE              FIVE           LIFE OF        ONE                 FIVE           LIFE OF
                          YEAR             YEARS          FUND*          YEAR                YEARS          FUND*



DIVERSIFIED INTERNATIONAL 7.   72    %     12.4   4    %  11.1   1    %  7.   72    %        79.   6    9%  105.   81    %


* From December 27, 1991 (commencement of operations).
   Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

                        AVERAGE                            CUMULATIVE
                        ANNUAL                             RETURNS
                        RETURNS

                     ONE              FIVE     LIFE OF  ONE                 FIVE     LIFE OF
                     YEAR             YEARS    FUND*    YEAR                YEARS    FUND*



INTERNATIONAL VALUE  1.95%            N/A      7.69%    1.95%               N/A      34.51%


* From November 1, 1994 (commencement of operations).

             AVERAGE                            CUMULATIVE
             ANNUAL                             RETURNS
             RETURNS

          ONE              FIVE     TEN      ONE                 FIVE           TEN
          YEAR             YEARS    YEARS    YEAR                YEARS          YEARS



OVERSEAS  4.6   0    %     8.21%    8.09%    4.6   0    %        48.3   3    %  117.   64    %



              AVERAGE                            CUMULATIVE
              ANNUAL                             RETURNS
              RETURNS

           ONE              FIVE     LIFE OF  ONE                 FIVE     LIFE OF
           YEAR             YEARS    FUND*    YEAR                YEARS    FUND*



WORLDWIDE  -2.38%           8.37%    8.56%    -2.38%              49.45%   99.81%


* From May 30, 1990 (commencement of operations).

   Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500) the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical
$10,000 investment in each fund during the 10   -    year period ended
October 31, 1998 or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
During the 10-year period ended October 31, 1998, a hypothetical $10,000 investment in Fidelity International Growth & Income Fund
would have grown to $21,7   85    .

FIDELITY INTERNATIONAL GROWTH & INCOME FUND                  INDEXES

FISCAL YEAR  VALUE OF         VALUE OF        VALUE OF        TOTAL            S&P 500   DJIA      COST OF
ENDED        INITIAL          REINVESTED      REINVESTED      VALUE                                LIVING*
OCTOBER 31   $10,000          DIVIDEND        CAPITAL GAIN
             INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS







1998         $ 16,7   23      $ 3,11   3      $ 1,94   9      $ 21,7   85      $ 51,835  $ 52,795  $    13,644

1997         $ 17,680         $ 2,886         $ 1,099         $ 21,665         $ 42,491  $ 44,953  $ 13,444

1996         $ 16,164         $ 2,347         $ 633           $ 19,144         $ 32,162  $ 35,753  $ 13,170

1995         $ 15,097         $ 1,612         $ 591           $ 17,300         $ 25,918  $ 27,599  $ 12,787

1994         $ 14,852         $ 1,586         $ 47            $ 16,485         $ 20,498  $ 22,121  $ 12,438

1993         $ 14,606         $ 1,504         $ 0             $ 16,110         $ 19,735  $ 20,275  $ 12,121

1992         $ 11,253         $ 865           $ 0             $ 12,118         $ 17,169  $ 17,263  $ 11,797

1991         $ 11,846         $ 752           $ 0             $ 12,598         $ 15,611  $ 15,947  $ 11,431

1990         $ 11,60   9      $ 340           $ 0             $ 11,949         $ 11,693  $ 12,260  $ 11,106

1989         $ 10,898         $ 187           $ 0             $ 11,085         $ 12,640  $ 12,774  $ 10,449


* From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity International Growth & Income Fund on November 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,269. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,202 for dividends and $1,550 for capital gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge (which was in effect during the period January 1, 1991 through June 1, 1994), its 1% deferred sales charge on shares purchased prior to October 12, 1990, or its $25 exchange fee in effect from December 1, 1987 through October 1, 1989. Prior to April 1991, the fund imposed a 2% sales charge which is no longer in effect and is not reflected in the figures above.
During the period from December 27, 1991 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Fidelity
Diversified International Fund would have grown to $20,5   81    .

FIDELITY DIVERSIFIED INTERNATIONAL FUND                  INDEXES

FISCAL YEAR  VALUE OF         VALUE OF        VALUE OF        TOTAL            S&P 500   DJIA      COST OF
ENDED        INITIAL          REINVESTED      REINVESTED      VALUE                                LIVING**
OCTOBER 31   $10,000          DIVIDEND        CAPITAL GAIN
             INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS







1998         $ 17,2   10      $ 1,0   20      $ 2,35   1      $ 20,5   81      $ 31,868  $ 32,610     $ 11,893

1997         $ 16,570         $ 757           $ 1,779         $ 19,106         $ 26,124  $ 27,766  $ 11,719

1996         $ 14,380         $ 491           $ 1,144         $ 16,015         $ 19,774  $ 22,084  $ 11,479

1995         $ 12,730         $ 197           $ 569           $ 13,496         $ 15,934  $ 17,047  $ 11,146

1994         $ 12,460         $ 158           $ 111           $ 12,729         $ 12,602  $ 13,663  $ 10,841

1993         $ 11,320         $ 133           $ 0             $ 11,453         $ 12,133  $ 12,523  $ 10,566

1992*        $ 8,460          $ 0             $ 0             $ 8,460          $ 10,555  $ 10,663  $ 10,283


* From December 27, 1991 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Diversified International Fund on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,568. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $700 for dividends and $1,670 for capital gain distributions.
During the period from November 1, 1994 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Fidelity International Value Fund would have grown to $13,451.

FIDELITY INTERNATIONAL VALUE FUND                  INDEXES

FISCAL YEAR  VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
ENDED        INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
OCTOBER 31   $10,000     DIVIDEND       CAPITAL GAIN
             INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998         $ 12,360    $ 191          $ 900          $ 13,451  $ 25,497  $ 24,142     $ 10,970

1997         $ 12,470    $ 126          $ 597          $ 13,193  $ 20,901  $ 20,555  $ 10,809

1996         $ 11,330    $ 11           $ 314          $ 11,655  $ 15,820  $ 16,349  $ 10,589

1995*        $ 10,630    $ 0            $ 0            $ 10,630  $ 12,749  $ 12,620  $ 10,281


* From November 1, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity International Value Fund on November 1, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,999. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $170 for dividends and $800 for capital gain distributions.
During the 10-year period ended October 31, 1998, a hypothetical $10,000 investment in Fidelity Overseas Fund would have grown to
$21,7   64    .

FIDELITY OVERSEAS FUND                  INDEXES

FISCAL YEAR  VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500   DJIA      COST OF
ENDED        INITIAL          REINVESTED     REINVESTED      VALUE                                LIVING*
OCTOBER 31   $10,000          DIVIDEND       CAPITAL GAIN
             INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998         $ 13,4   19      $ 2,407        $ 5,9   38      $ 21,7   64      $ 51,835  $ 52,795     $ 13,644

1997         $ 13,486         $ 2,203        $ 5,117         $ 20,806         $ 42,491  $ 44,953  $ 13,444

1996         $ 12,285         $ 1,789        $ 3,704         $ 17,778         $ 32,162  $ 35,753  $ 13,170

1995         $ 11,292         $ 1,456        $ 3,209         $ 15,957         $ 25,918  $ 27,599  $ 12,787

1994         $ 11,530         $ 1,485        $ 2,996         $ 16,011         $ 20,498  $ 22,121  $ 12,438

1993         $ 10,735         $ 1,148        $ 2,789         $ 14,672         $ 19,735  $ 20,275  $ 12,121

1992         $ 8,680          $ 732          $ 1,143         $ 10,555         $ 17,169  $ 17,263  $ 11,797

1991         $ 10,640         $ 678          $ 821           $ 12,139         $ 15,611  $ 15,947  $ 11,431

1990         $ 10,858         $ 370          $ 431           $ 11,659         $ 11,693  $ 12,260  $ 11,106

1989         $ 10,395         $ 245          $ 0             $ 10,640         $ 12,640  $ 12,774  $ 10,449


* From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Overseas Fund on November 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,378. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,514 for dividends and $3,545 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge which was waived through June 30, 1995 and eliminated as of July 1, 1995 and the fund's $25 exchange fee, which was in effect from December 1, 1987 through October 1, 1989. Prior to May 1994, the fund imposed a 3% sales charge which is no longer in effect and is not included in the figures above.
During the period from May 30, 1990 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Fidelity Worldwide Fund would have grown to $19,981.

FIDELITY WORLDWIDE FUND                  INDEXES

FISCAL YEAR  VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
ENDED        INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
OCTOBER 31   $10,000     DIVIDEND       CAPITAL GAIN
             INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998         $ 15,590    $ 1,498        $ 2,893        $ 19,981  $ 37,857  $ 37,153     $ 12,694

1997         $ 17,270    $ 1,514        $ 1,683        $ 20,467  $ 31,033  $ 31,634  $ 12,508

1996         $ 15,180    $ 1,134        $ 1,038        $ 17,352  $ 23,490  $ 25,160  $ 12,252

1995         $ 13,320    $ 825          $ 911          $ 15,056  $ 18,929  $ 19,422  $ 11,896

1994         $ 13,960    $ 782          $ 172          $ 14,914  $ 14,971  $ 15,566  $ 11,571

1993         $ 12,760    $ 610          $ 0            $ 13,370  $ 14,413  $ 14,267  $ 11,277

1992         $ 9,630     $ 193          $ 0            $ 9,823   $ 12,539  $ 12,148  $ 10,975

1991         $ 9,610     $ 85           $ 0            $ 9,695   $ 11,402  $ 11,222  $ 10,635

1990*        $ 8,950     $ 0            $ 0            $ 8,950   $ 8,540   $ 8,627   $ 10,333


* From May 30, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Worldwide Fund on May 30, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,791. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,040 for dividends and $2,350 for capital gain distributions.
INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1998. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $   6,981.7     billion
in 1997 to $   6,207.8     billion in 1998.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of the markets are measured in billions of U.S. dollars as of October 31, 1998.

TOTAL MARKET CAPITALIZATION
AUSTRALIA  $    181.7             JAPAN           $    1,444.0

AUSTRIA       $ 23.8       NETHERLANDS        $ 362.7

BELGIUM       $ 125.5      NORWAY             $ 32.3

CANADA        $ 273.4      SINGAPORE          $ 45.5

DENMARK       $ 63.3       SPAIN              $ 227.0

FRANCE        $ 634.3      SWEDEN             $ 185.3

GERMANY       $ 701.2      SWITZERLAND        $ 555.0

HONG KONG     $ 158.1      UNITED KINGDOM     $ 1,474.6

ITALY         $ 322.3      UNITED STATES      $ 7,182.1

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 31, 1998.

TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA            $    26.8

BRAZIL                  $ 59.2

CHILE                   $ 30.3

COLOMBIA                $ 5.1

MEXICO                  $ 64.3

VENEZUELA               $ 3.4



TOTAL LATIN AMERICA     $ 189.1

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1998. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
AUSTRALIA      1.4    %    JAPAN               -14.4    %

AUSTRIA        3.9%        NETHERLANDS         9.6%

BELGIUM        50.8%       NORWAY              -27.5%

CANADA         -11.0%      SINGAPORE           -22.4%

DENMARK        14.2%       SPAIN               47.5%

FRANCE         35.2%       SWEDEN              4.5%

GERMANY        29.4%       SWITZERLAND         24.2%

HONG KONG      -0.9%       UNITED KINGDOM      14.0%

ITALY          40.5%       UNITED STATES       22.4%

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
AUSTRALIA      14.8    %  JAPAN               -17.1    %

AUSTRIA        -0.1    %  NETHERLANDS         5.5    %

BELGIUM        45.1    %  NORWAY              -23.7    %

CANADA         -2.3    %  SINGAPORE           -19.6    %

DENMARK        9.7    %   SPAIN               43.2    %

FRANCE         30.5    %  SWEDEN              9.1    %

GERMANY        24.5    %  SWITZERLAND         20.4    %

HONG KONG      -0.7    %  UNITED KINGDOM      14.1    %

ITALY          36.2    %  UNITED STATES       22.4    %

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1998.

STOCK MARKET PERFORMANCE
                FIVE YEARS ENDED  TEN YEARS ENDED
                OCTOBER 31, 1998  OCTOBER 31, 1998

GERMANY             16.4    %         14.0    %

HONG KONG           2.1    %          16.7    %

JAPAN               -8.1    %         -5.3    %

SPAIN               23.6    %         12.4    %

UNITED KINGDOM      17.1    %         14.2    %

UNITED STATES       21.4    %         17.4    %

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index.
Unlike a fund's returns, however, the index   's     returns do not
reflect brokerage commissions, transaction fees, or other costs of
investing directly in the securities includ   ed     in the index.
Diversified International may compare its performance to that of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index, a market capitalization-weighted gross domestic product weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized
as Massachusetts business trusts.    Effective October 1, 1998, the
country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.
Each of International Value, Overseas, Internat   ional Gro    wth &
Income, and Diversified International may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts
business trusts.    Effective October 1, 1998, the country of Malaysia
was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.
Worldwide may compare its performance to that of the Morgan Stanley Capital International World Index, a market capitalization-weighted index that is designed to represent the performance of developed stock
markets throughout the world.    Effective October 1, 1998, the
country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.
Stocks are selected for the Morgan Stanley Capital International
(MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    October 31    , 1998, FMR advised over $   32     billion in
municipal fund assets,    $115 billion in taxable fixed-income assets,
    $   118     billion in money market fund assets, $   436
billion in equity fund assets, $   13     billion in international
fund assets, and $   28     billion in Spartan fund assets. The funds
may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
On October 12, 1990, International Growth & Income changed its sales charge policy from a 1% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 2% sales charge upon purchase. On June 1, 1994, the 2% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.
CAPITAL GAINS DISTRIBUTIONS. Each fund's    long-term     capital
gains distributions are federally taxable to shareholders    generally
as capital gains.
As of October 31, 1998,    International Value     had a capital loss
carryforward aggregating approximately $   18,475,000    . This loss
carryforward, of which $   18,475,000     will expire on October 31,
   2006    , is available to offset future capital gains.
RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
President of Fidelity Magellan Fund   (registered trademark)     and
FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
ERIC D. ROITER    (    49   )    , Secretary (1998), is Vice President
(1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD MACE, JR. (36), is Vice President of Fidelity International Value Fund (1995), Fidelity Overseas Fund (1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
GREGORY FRASER (38) is Vice President of Fidelity Diversified International Fund (1994). Prior to his current responsibilities, Mr. Fraser has managed a variety of Fidelity funds.
PENELOPE A. DOBKIN (44) is Vice President of Fidelity Worldwide Fund. Prior to her current responsibilities, Ms. Dobkin has managed a variety of Fidelity funds.
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1998 or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

AGGREGATE             J. GARY   RALPH           PHYLLIS         ROBERT          EDWARD C.
COMPENSATION          BURKHEAD  F.              BURKE           M.              JOHNSON
FROM A FUND           **        COX             DAVIS           GATES***        3D**

INTERNATIONAL         $ 0       $    363        $    360        $    365        $ 0
GROWTH & INCOMEB

DIVERSIFIED           $ 0       $    432        $    429        $    435        $ 0
INTERNATIONALB

INTERNATIONAL         $ 0       $    658        $    654        $    664        $ 0
VALUEB

OVERSEASB   ,C,D      $ 0       $    1,417      $    1,408      $    1,428      $ 0

WORLDWIDEB            $ 0       $    164        $    162        $    165        $ 0

TOTAL                 $ 0       $ 214,500       $ 210,000       $ 176,000       $ 0
COMPENSATION
FROM THE FUND
COMPLEX*,A



   AGGREGATE                E.                DONALD            PETER           WILLIAM O.
   COMPENSATION             BRADLEY           J.                S.              MCCOY
   FROM A FUND              JONES             KIRK              LYNCH**         ****

   INTERNATIONAL            $ 363             $ 369             $ 0             $ 365
   GROWTH & INCOMEB

   DIVERSIFIED              $ 432             $ 440             $ 0             $ 435
   INTERNATIONALB

   INTERNATIONAL            $ 658             $ 673             $ 0             $ 664
   VALUEB

   OVERSEASB,C,D            $ 1,418           $ 1,445           $ 0             $ 1,428

   WORLDWIDEB               $ 164             $ 167             $ 0             $ 165

   TOTAL                    $ 211,500         $ 211,500         $ 0             $ 214,500
   COMPENSATION
   FROM THE FUND
   COMPLEX*,A



   AGGREGATE                GERALD            MARVIN            ROBERT           THOMAS
   COMPENSATION             C. MC             L.                C.               R.
   FROM A FUND              DONOUGH           MANN              POZEN**          WILLIAMS

   INTERNATIONAL            $ 450             $ 360             $ 0              $ 365
   GROWTH & INCOMEB

   DIVERSIFIED              $ 535             $ 429             $ 0              $ 435
   INTERNATIONALB

   INTERNATIONAL            $ 816             $ 655             $ 0              $ 663
   VALUEB

   OVERSEASB,C,D            $ 1,757           $ 1,408           $ 0              $ 1,427

   WORLDWIDEB               $ 203             $ 163             $ 0              $ 165

   TOTAL                    $ 264,500         $ 214,500         $ 0              $ 214,500
   COMPENSATION
   FROM THE FUND
   COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Investment Trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees Fidelity Investment Trust effective January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   643    ; Phyllis Burke
Davis, $   643    ; Robert M. Gates, $   643    ; E. Bradley Jones,
$   643    ; Donald J. Kirk, $   643;     William O. McCoy,
$   643    ; Gerald C. McDonough, $   751    ; Marvin L. Mann,
$   643    ; and Thomas R. Williams, $   643    .
   D     Certain of the non-interested Trustees' aggregate
compensation from a fund includes accrued voluntary deferred
compensation as follows:    Ralph F. Cox, $546, Overseas Fund; Marvin
L. Mann, $546, Overseas Fund; William O. McCoy, $449, Overseas Fund; and Thomas R. Williams, $546, Overseas Fund.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of October 31, 1998, the Trustees, Members of the Advisory Board,
and officers of    each     fund owned, in the aggregate, less than 1%
of each fund's total outstanding shares.
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, FIJ and FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, International Growth & Income and Worldwide pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Diversified
International, International V   alue and     Overseas each pays FMR a
monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a
performance adjustment based on a comparison of t   he fund's
p    erformance to that of the Morgan Stanley Capital International
Europe, Australasia, Far East Index for International Value    and
Overseas and the Morgan Stanley Capital International GDP-Weighted
Europe, Australasia, Far East Index for Diversified Intern    ational.
   On or about May 19, 1999, a meeting of the shareholders of Fidelity Diversified International Fund will be held to prospectively change the comparative securities index used to calculate the fund's performance adjustment from the Morgan Stanley Capital International GDP-Weighted EAFE Index to the Morgan Stanley Capital International EAFE Index.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


   GROUP FEE RATE                      EFFECTIVE ANNUAL
   SCHEDULE                            FEE RATES

AVERAGE GROUP           ANNUALIZED  GROUP NET                 EFFECTIVE ANNUAL FEE
ASSETS                  RATE        ASSETS                    RATE

 0    -     $3 BILLION  .5200%       $ 0.5 BILLION            .5200%

 3 - 6                  .4900         25                      .4238

 6 - 9                  .4600         50                      .3823

 9 - 12                 .4300         75                      .3626

 12 - 15                .4000         100                     .3512

 15 - 18                .3850         125                     .3430

 18 - 21                .3700         150                     .3371

 21 - 24                .3600         175                     .3325

 24 - 30                .3500         200                     .3284

 30 - 36                .3450         225                     .3249

 36 - 42                .3400         250                     .3219

 42 - 48                .3350         275                     .3190

 48 - 66                .3250         300                     .3163

 66 - 84                .3200         325                     .3137

 84 - 102               .3150         350                     .3113

 102 - 138              .3100         375                     .3090

 138 - 174              .3050         400                     .3067

 174 - 210              .3000         425                     .3046

 210 - 246              .2950         450                     .3024

 246 - 282              .2900         475                     .3003

 282 - 318              .2850         500                     .2982

 318 - 354              .2800         525                     .2962

 354 - 390              .2750         550                     .2942

 390 - 426              .2700

 426 - 462              .2650

 462 - 498              .2600

 498 - 534              .2550

 OVER 534               .2500


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   591     billion of group net assets - the approximate
level for October 1998 - was    .2910    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   591     billion.
The individual fund fee rate for International Growth & Income and Worldwide is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1998, each fund's annual management fee rate would be calculated as follows:

                       GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE RATE

INTERNATIONAL GROWTH   0.   2910    %  +    0.45%                     =    0.   7410    %
& INCOME

WORLDWIDE              0.   2910    %       0.45%                          0.   7410    %


The individual fund fee rate for Diversified International, International Value and Overseas is 0.45% . Based on the average group net assets of the funds advised by FMR for October 1998, each fund's annual basic fee rate would be calculated as follows:

                     GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

DIVERSIFIED          0.   2910    %  +    0.45%                     =    0.   7410    %
INTERNATIONAL

INTERNATIONAL VALUE  0.   2910    %       0.45%                          0.   7410    %

OVERSEAS             0.   2910    %       0.45%                          0.   7410    %


One-twelfth of the basic fee rate or management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Diversified International, International Value and Overseas is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds,
or is exceeded by, the record of the    Morgan Stanley Capital
International Europe, Australasia, Far East Index for International Value and Overseas and the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index for Diversified
International     over the same period. Starting with the twelfth
month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
   A     fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For each of Morgan Stanley Capital International Europe, Australasia, Far East Index and the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Diversified International, International Value and Overseas.

FUND                       FISCAL YEARS ENDED  PERFORMANCE         MANAGEMENT FEES
                           OCTOBER 31          ADJUSTMENT          PAID TO FMR

INTERNATIONAL GROWTH &     1998                N/A                 $    7,165,449
INCOME

                           1997                N/A                 $ 8,152,782

                           1996                N/A                 $ 7,427,387

DIVERSIFIED INTERNATIONAL  1998                $    1,780,998      $    15,442,573    *

                           1997                $ 954,599           $ 9,176,455*

                           1996                $ 445,161           $ 4,050,659*

INTERNATIONAL VALUE        1998                $    353,461        $    3,712,674    *

                           1997                $ 318,389           $ 2,596,428*

                           1996                $ 86,631            $ 1,722,862*

OVERSEAS                   1998                $    6,125,472      $    34,730,569    *

                           1997                $ 3,286,953         $ 29,984,950*

                           1996                $ 123,101           $ 21,073,542*

WORLDWIDE                  1998                N/A                 $    8,657,475

                           1997                N/A                 $ 7,971,278

                           1996                N/A                 $ 5,758,962


* Including the amount of the performance adjustment.

During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase. FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
   On behalf of each fund, FMR may also grant FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, fees paid to
FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ     for the past
three fiscal years are shown in the table below.

FISCAL YEAR ENDED    FMR U.K.            FMR FAR EAST        FIIA        FIIA(U.K.)L  FIJ
OCTOBER 31

INTERNATIONAL
GROWTH & INCOME

1998                 $    594,158        $    542,605        $    0      $    0       $    0

1997                 $ 583,525           $ 548,949           $ 0         $ 0          N/A

1996                 $ 568,043           $ 581,491           $ 0         $ 0          N/A

DIVERSIFIED
INTERNATIONAL

1998                 $    1,130,912      $    1,028,149      $    0      $    0       $    0

1997                 $ 529,480           $ 509,732           $ 0         $ 0          N/A

1996                 $ 261,591           $ 263,574           $ 0         $ 0          N/A

INTERNATIONAL VALUE

1998                 $    295,092        $    270,035        $    0      $    0       $    0

1997                 $ 165,017           $ 157,421           $ 0         $ 0          N/A

1996                 $ 132,491           $ 130,310           $ 0         $ 0          N/A

OVERSEAS

1998                 $    2,501,109      $    2,280,719      $    0      $    0       $    0

1997                 $ 1,884,543         $ 1,789,326         $ 0         $ 0          N/A

1996                 $ 1,624,527         $ 1,648,516         $ 0         $ 0          N/A

WORLDWIDE

1998                 $    481,583        $    445,866        $    0      $    0       $    0

1997                 $ 416,867           $ 395,729           $ 0         $ 0          N/A

1996                 $ 321,179           $ 324,985           $ 0         $ 0          N/A


For discretionary investment management and execution of portfolio
transactions, no fees were paid to    FMR U.K., FMR Far East, FIIA,
FIIA(U.K.)L, and FIJ     by FMR on behalf of    the funds     for the
past three fiscal years.
DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments for each fund's shares.
   Payments made by FMR either directly or through FDC to intermediaries for the fiscal year ended 1998 amounted to $3,666 for International Growth & Income, $935 for Diversified International, $11,689 for Overseas, and $5,764 for Worldwide.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers fund's securities lending program. For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0750% of the first $500 million of average net assets and .0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

FUND                           1998              1997       1996

INTERNATIONAL GROWTH & INCOME  $    558,890      $ 600,005  $ 541,422

DIVERSIFIED INTERNATIONAL      $    800,666      $ 603,478  $ 339,831

INTERNATIONAL VALUE            $    339,547      $ 229,548  $ 163,645

OVERSEAS                       $    825,676      $ 813,270  $ 800,990

WORLDWIDE                      $    633,924      $ 590,839  $ 461,271

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended October 31, 1998, 1997, and 1996, the funds paid no securities lending fees.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Currently, there are nineteen funds of the trust: Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Canada Fund, Fidelity Worldwide Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund. The Trustees are permitted to create additional funds in the trust.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers,     LLP, One Post Office Square,
Boston, Massachusetts serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended October 31, 1998, and report(s) of the auditor, are included in the funds' Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments, and Fidelity Magellan Fund are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY'S
TARGETED INTERNATIONAL
EQUITY
FUNDS

                                           FUND NUMBER  TRADING SYMBOL

FIDELITY CANADA FUND                       309          FICDX

FIDELITY EMERGING MARKETS FUND             322          FEMKX

FIDELITY EUROPE FUND                       301          FIEUX

FIDELITY EUROPE CAPITAL APPRECIATION FUND  341          FECAX

FIDELITY FRANCE FUND                       345          FRAN   X

FIDELITY GERMANY FUND                      346          FGER   X

FIDELITY HONG KONG AND CHINA FUND          352          FHKCX

FIDELITY JAPAN FUND                        350          FJPNX

FIDELITY JAPAN SMALL COMPANIES FUND        360          FJSCX

FIDELITY LATIN AMERICA FUND                349          FLATX

FIDELITY NORDIC FUND                       342          FNORX

FIDELITY PACIFIC BASIN FUND                302          FPBFX

FIDELITY SOUTHEAST ASIA FUND               351          FSEAX

FIDELITY UNITED KINGDOM FUND               344          FUTYF

PROSPECTUS
DECEMBER 30, 1998
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         9   PERFORMANCE

                         17  FEE TABLE

FUND BASICS              21  INVESTMENT DETAILS

                         26  VALUING SHARES

SHAREHOLDER INFORMATION  26  BUYING AND SELLING SHARES

                         34  EXCHANGING SHARES

                         34  ACCOUNT FEATURES AND POLICIES

                         37  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                         37  TAX CONSEQUENCES

FUND SERVICES            37  FUND MANAGEMENT

                         39  FUND DISTRIBUTION

APPENDIX                 41  FINANCIAL HIGHLIGHTS

   FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
CANADA FUND seeks growth of capital over the long term.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.
(small solid bullet) Potentially, investing in securities of U.S.
issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN CANADA. The Canadian economy is significantly affected by the U.S. economy and the price of natural resources.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EMERGING MARKETS FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in
securities of    issuers in     emerging markets    (countries that
have an emerging stock market as defined by the International Finance Corporation, countries with low-to-middle-income economics according to the World Bank, and countries that are listed in World Bank publications as "developing").
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than
the value of the market as a whole   .
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EUROPE FUND seeks growth of capital over the long-term.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in Europe. (small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls required to join the European Economic and Monetary Union
   (EMU)    .
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in Europe. (small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls
required to join the    EMU    .
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
FRANCE FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of French issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN FRANCE. The French economy is significantly affected by government policies and investments in the private sector and the restrictions required to
join the    EMU    .
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
GERMANY FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of German issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN GERMANY. The German economy is significantly affected by the reunification of eastern and
western Germany and the restrictions required to join the    EMU    .
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
HONG KONG AND CHINA FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Hong Kong and Chinese issuers.
(small solid bullet) Investing mostly in securities of Hong Kong issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN HONG KONG AND CHINA. The Hong Kong and Chinese economies are generally considered emerging markets and are significantly affected by general economic and political conditions in other Asian countries and changes in Chinese government policy.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Japanese issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Japanese issuers with small market capitalizations (those with market capitalizations of 100 billion Yen or less).
(small solid bullet) Potentially investing in securities of Japanese
issuers with larger market capitalizations and    non-Japanese
issuers   .
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) SMALL CAP INVESTING. The value of securities of
smaller, less well-known    issuers can     perform differently than
the market as a whole and other types of stocks and can be more
volatile than that of larger    issuers    .
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
LATIN AMERICA FUND seeks high total investment return.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Latin American issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN LATIN AMERICA. The Latin American economies are generally considered emerging markets and are significantly affected by currency devaluations. The markets in Latin America can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
NORDIC FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Danish, Finnish, Norwegian, and Swedish issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Nordic region as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN NORDIC REGION. The Nordic economies are significantly affected by the price of natural resources and their governments' efforts to comply with the
restrictions required to join the    EMU.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
PACIFIC BASIN FUND seeks growth of capital over the long-term. PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of issuers that have their principal activities in the Pacific Basin.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN PACIFIC BASIN. Many Pacific Basin economies are generally considered emerging markets and most are currently in recessions. International trade, government policy, and political and social stability significantly affect economic growth. The markets in the Pacific Basin can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
SOUTHEAST ASIA FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of Southeast Asian issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging markets can be subject to to greater social, economic, regulatory and political uncertainties and can be extremely volatile.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN SOUTHEAST ASIA. Most Southeast Asian economies are generally considered emerging markets and are currently in recessions. International trade, government policy and political and social stability significantly affect economic growth. The markets in Southeast Asia can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
UNITED KINGDOM FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in securities of British issuers.
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN UNITED KINGDOM. The United Kingdom economies are significantly affected by the
restrictions required to join the    EMU    .
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the fund's share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the funds' performance from year to year and compares the funds' performance to
the performance of a market index and    an average of the performance
of     similar funds over various periods of time. Prior to February
19, 1993, Emerging Markets Fund operated under certain different investment policies. Accordingly, Emerging Market Fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS
The returns in the charts do not include the effect of the funds' front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.



CANADA FUND

CALENDAR      1988       1989    1990    1991    1992    1993    1994           1995           1996           1997
YEARS

                 19.47%  26.99%  -5.49%  17.68%  -2.87%  25.47%  -11.98%         19.39%         15.96%         6.12%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 19.47
ROW: 2, COL: 1, VALUE: 26.99
ROW: 3, COL: 1, VALUE: -5.49
ROW: 4, COL: 1, VALUE: 17.68
ROW: 5, COL: 1, VALUE: -2.87
ROW: 6, COL: 1, VALUE: 25.47
ROW: 7, COL: 1, VALUE: -11.98
ROW: 8, COL: 1, VALUE: 19.39
ROW: 9, COL: 1, VALUE: 15.96
ROW: 10, COL: 1, VALUE: 6.12
DURING THE PERIODS SHOWN IN THE CHART FOR CANADA FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    14.49    % (QUARTER ENDING    MARCH
31    , 19   91    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -8.72    % (QUARTER ENDING    DECEMBER 31    , 19   94    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR CANADA FUND WAS
   -25.29    %.

EMER
GING
MARK
ETS
FUND

CALENDAR   1991          1992          1993           1994            1995           1996           1997
YEARS

              6.76%         5.85%         81.76%         -17.93%         -3.18%         10.00%         -40.77%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: 6.76
ROW: 5, COL: 1, VALUE: 5.85
ROW: 6, COL: 1, VALUE: 81.76000000000001
ROW: 7, COL: 1, VALUE: -17.93
ROW: 8, COL: 1, VALUE: -3.18
ROW: 9, COL: 1, VALUE: 10.0
ROW: 10, COL: 1, VALUE: -40.77
DURING THE PERIODS SHOWN IN THE CHART FOR EMERGING MARKETS FUND, THE
HIGHEST RETURN FOR A QUARTER WAS    39.73    % (QUARTER ENDING
   DECEMBER 31    , 19   93    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    -22.55    % (QUARTER ENDING    DECEMBER 31    , 19   97    ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR EMERGING MARKETS
FUND WAS    -36.56    %.



EURO
PE
FUND

CALENDAR   1988      1989    1990    1991   1992    1993        1994          1995           1996           1997
YEARS

              5.84%  32.33%  -4.59%  4.16%  -2.52%  27.16%         6.26%         18.84%         25.63%         22.89%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 5.84
ROW: 2, COL: 1, VALUE: 32.33
ROW: 3, COL: 1, VALUE: -4.59
ROW: 4, COL: 1, VALUE: 4.16
ROW: 5, COL: 1, VALUE: -2.52
ROW: 6, COL: 1, VALUE: 27.16
ROW: 7, COL: 1, VALUE: 6.26
ROW: 8, COL: 1, VALUE: 18.84
ROW: 9, COL: 1, VALUE: 25.63
ROW: 10, COL: 1, VALUE: 22.89
DURING THE PERIODS SHOWN IN THE CHART FOR EUROPE FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    13.01    % (QUARTER ENDING    SEPTEMBER
31    , 19   89    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -15.83    % (QUARTER ENDING    SEPTEMBER 31    , 19   90    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR EUROPE FUND WAS
   2.71    %.
EURO
PE
CAPIT
AL
APPR
ECIATI
ON
FUND

CALENDAR   1994          1995           1996           1997
YEARS

              6.88%         14.69%         25.89%         24.96%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: 6.88
ROW: 8, COL: 1, VALUE: 14.69
ROW: 9, COL: 1, VALUE: 25.89
ROW: 10, COL: 1, VALUE: 24.96
DURING THE PERIODS SHOWN IN THE CHART FOR EUROPE CAPITAL APPRECIATION
FUND, THE HIGHEST RETURN FOR A QUARTER WAS    11.44    % (QUARTER
ENDING    JUNE 30    , 19   97    ) AND THE LOWEST RETURN FOR A
QUARTER WAS    -4.96    % (QUARTER ENDING    DECEMBER 31    ,
19   94    ). THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR
EUROPE CAPITAL APPRECIATION FUND WAS    2.93    %.
FRANCE FUND

CALENDAR     1996           1997
YEARS

                25.44%         14.46    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: 25.44
ROW: 10, COL: 1, VALUE: 14.46
DURING THE PERIODS SHOWN IN THE CHART FOR FRANCE FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    12.04    % (QUARTER ENDING    MARCH
31    , 19   96    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -2.84    % (QUARTER ENDING    DECEMBER 31    , 19   97    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR FRANCE FUND WAS
   8.37    %.
GERMANY FUND

CALENDAR      1996           1997
YEARS

                 18.45%         20.33    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: 18.45
ROW: 10, COL: 1, VALUE: 20.33
DURING THE PERIODS SHOWN IN THE CHART FOR GERMANY FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    8.42    % (QUARTER ENDING    MARCH 31    ,
19   97    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -1.57    %
(QUARTER ENDING    DECEMBER 31    , 19   97    ). THE YEAR-TO-DATE
RETURN AS OF SEPTEMBER 30, 1998 FOR GERMANY FUND WAS    11.77    %.
HONG
KONG
AND
CHIN
A
FUND

CALENDAR   1996           1997
YEARS

              40.99%         -22.05    %


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: 40.99
ROW: 10, COL: 1, VALUE: 22.05
DURING THE PERIODS SHOWN IN THE CHART FOR HONG KONG AND CHINA FUND,
THE HIGHEST RETURN FOR A QUARTER WAS    18.56    % (QUARTER ENDING
   JUNE 30    , 19   97    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -31.38    % (QUARTER ENDING    DECEMBER 31    , 19   97    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR HONG KONG AND CHINA
FUND WAS    -22.14    %.

JAPA
N
FUND

CALENDAR   1993           1994           1995           1996            1997
YEARS

              20.45%         16.46%         -2.13%         -11.19%         -10.73%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: 20.45
ROW: 7, COL: 1, VALUE: 16.46
ROW: 8, COL: 1, VALUE: -2.13
ROW: 9, COL: 1, VALUE: -11.19
ROW: 10, COL: 1, VALUE: -10.73
DURING THE PERIODS SHOWN IN THE CHART FOR JAPAN FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    23.45    % (QUARTER ENDING    JUNE 30    ,
19   97    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -15.47    %
(QUARTER ENDING    DECEMBER 31    , 19   97    ). THE YEAR-TO-DATE
RETURN AS OF SEPTEMBER 30, 1998 FOR JAPAN FUND WAS    -7.39    %.
JAPA
N
SMAL
L
COM
PANI
ES
FUND

CALENDAR   1996            1997
YEARS

              -24.59%         -30.35%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: -24.59
ROW: 10, COL: 1, VALUE: -30.35
DURING THE PERIODS SHOWN IN THE CHART FOR JAPAN SMALL COMPANIES FUND,
THE HIGHEST RETURN FOR A QUARTER WAS    22.03    % (QUARTER ENDING
   JUNE 30    , 19   97    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -20.10    % (QUARTER ENDING    SEPTEMBER 30    , 19   97    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR JAPAN SMALL COMPANIES
FUND WAS    -2.72    %.
LATIN
AMER
ICA
FUND

CALENDAR   1994            1995            1996           1997
YEARS

              -23.17%         -16.46%         30.72%         32.89%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: -23.17
ROW: 8, COL: 1, VALUE: -16.46
ROW: 9, COL: 1, VALUE: 30.72
ROW: 10, COL: 1, VALUE: 32.89
DURING THE PERIODS SHOWN IN THE CHART FOR LATIN AMERICA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS    29.79    % (QUARTER ENDING
   SEPTEMBER 30    , 19   94    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    -29.10    % (QUARTER ENDING    MARCH 31    , 19   95    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR LATIN AMERICA FUND
WAS    -43.67    %.
NORDIC FUND

CALENDAR YEARS  1996           1997

                   41.69%         12.11%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: 41.69
ROW: 10, COL: 1, VALUE: 12.11
DURING THE PERIODS SHOWN IN THE CHART FOR NORDIC FUND, THE HIGHEST
RETURN FOR A QUARTER WAS    12.64    % (QUARTER ENDING    DECEMBER
31    , 19   96    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -9.89    % (QUARTER ENDING    DECEMBER 31    , 19   97    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR NORDIC FUND WAS
   6.82    %.



PACIFI
C
BASIN
FUND

CALENDAR   1988       1989    1990     1991    1992    1993    1994        1995           1996           1997
YEARS

              10.45%  11.44%  -27.21%  12.54%  -7.62%  63.91%  -2.81%         -6.11%         -2.76%         -15.10%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 10.45
ROW: 2, COL: 1, VALUE: 11.44
ROW: 3, COL: 1, VALUE: -27.21
ROW: 4, COL: 1, VALUE: 12.54
ROW: 5, COL: 1, VALUE: -7.62
ROW: 6, COL: 1, VALUE: 63.91
ROW: 7, COL: 1, VALUE: -2.81
ROW: 8, COL: 1, VALUE: -6.11
ROW: 9, COL: 1, VALUE: -2.76
ROW: 10, COL: 1, VALUE: -15.1
DURING THE PERIODS SHOWN IN THE CHART FOR PACIFIC BASIN FUND, THE
HIGHEST RETURN FOR A QUARTER WAS    19.12    % (QUARTER ENDING    JUNE
30    , 19   97    ) AND THE LOWEST RETURN FOR A QUARTER WAS
   -25.00    % (QUARTER ENDING    SEPTEMBER 30    , 19   90    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR PACIFIC BASIN FUND
WAS    -10.96    %.
SOUT
HEAST
ASIA
FUND

CALENDAR   1994            1995           1996           1997
YEARS

              -21.76%         12.18%         10.16%         -38.88%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: -21.76
ROW: 8, COL: 1, VALUE: 12.18
ROW: 9, COL: 1, VALUE: 10.16
ROW: 10, COL: 1, VALUE: -38.88
DURING THE PERIODS SHOWN IN THE CHART FOR SOUTHEAST ASIA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS    14.90    % (QUARTER ENDING
   SEPTEMBER 30    , 19   94    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    -28.57    % (QUARTER ENDING    DECEMBER 31    , 1   997    ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR SOUTHEAST ASIA
FUND WAS    -24.95    %.
UNITED KINGDOM FUND

CALENDAR YEARS       1996           1997

                        28.61%         16.78%


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: 28.61
ROW: 10, COL: 1, VALUE: 16.78
DURING THE PERIODS SHOWN IN THE CHART FOR UNITED KINGDOM FUND, THE
HIGHEST RETURN FOR A QUARTER WAS    14.27    % (QUARTER ENDING
   DECEMBER 31    , 19   96    ) AND THE LOWEST RETURN FOR A QUARTER
WAS    -0.08    % (QUARTER ENDING    MARCH 31    , 19   97    ). THE
YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR UNITED KINGDOM FUND
WAS    -1.75    %.
AVERAGE ANNUAL RETURNS
The returns in the    following     table include the effect of each
fund's    3.00% maximum applicable     front-end sales charge.


FOR THE PERIODS ENDED   PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS/
DECEMBER 31, 1997.                                              LIFE OF FUND   *

CANADA FUND              2.93%            9.49%           9.94%

TORONTO STOCK            10.26%           14.74%          9.93%
EXCHANGE INDEX

EMERGING                    -    42.55%      -    1.81%   0.   4    4%   A
MARKETS FUND

MSCI EMERGING               -    11.59%   7.36%           1   4    .   3    0%   A
MARKETS FREE
INDEX

LIPPER EMERGING          -2.38%           6.76%              5.28%A
MARKETS FUNDS
AVERAGE

EUROPE FUND              19.20%           19.18%          12.55%

MSCI EUROPE              24.17%           19.31%          14.07%
INDEX

LIPPER EUROPEAN          15.78%           17.64%          10.08%
REGION FUNDS
AVERAGE

EUROPE CAPITAL           21.21%          N/A              16.9   5    %   B
APPRECIATION
FUND

MSCI EUROPE              24.17%          N/A              1   6.94    %   B
INDEX

LIPPER EUROPEAN          15.78%          N/A                 18.87%B
REGION FUNDS
AVERAGE

FRANCE FUND              11.03%          N/A              1   8.01    %   C

SBF 250 INDEX            10.41%          N/A              16.   47    %   C

LIPPER EUROPEAN          15.78%          N/A                 9.33%C
REGION FUNDS
AVERAGE

GERMANY FUND             16.72%          N/A              1   7.58    %   C

DAX 100 INDEX            2   2.64    %   N/A                 19.61    %   C

LIPPER EUROPEAN          15.78%          N/A                 9.33%C
REGION FUNDS
AVERAGE

HONG KONG                   -    24.39%  N/A                 3.25    %   C
AND CHINA
FUND

HANG SENG                   -    18.14%  N/A                 6.10    %   C
INDEX

LIPPER    CHINA          -23.58%         N/A              -12.42%   C
   REGION FUNDS
AVERAGE

JAPAN FUND                  -    13.41%   1.09%              1.09    %   D

TOPIX INDEX                 -    28.09%      -    2.14%      -2.14    %   D

LIPPER JAPANESE          -14.07%          -0.17%             -1.78%D
FUNDS AVERAGE

JAPAN SMALL                 -32.44    %  N/A                 -28.63    %   C
COMPANIES
FUND

TOKYO STOCK                 -41.30    %  N/A                 -23.33    %   C
EXCHANGE
SECOND SECTION
STOCK    PRICE
INDEX

TOPIX INDEX                 -28.09    %  N/A                 -22.40    %   C

LIPPER JAPANESE          -14.07%         N/A                 7.07%C
FUNDS AVERAGE

LATIN AMERICA            28.90%          N/A                 1.98    %   B
FUND

MSCI LATIN               31.64%          N/A                 8.99    %   B
AMERICA FREE
INDEX

LIPPER LATIN             25.27%          N/A                 9.46%B
AMERICAN
REGION FUNDS
AVERAGE

NORDIC FUND              8.75%           N/A                 24.13    %   C

FT-A-NORDIC              1   5.42    %   N/A                 24.38    %   C
INDEX

LIPPER                   15.78%          N/A                 9.33%C
EUROPEAN
REGION FUNDS
AVERAGE

PACIFIC BASIN               -    17.65%   3.67%           1.10%
FUND

MSCI PACIFIC                -    25.42%   1.42%              -    1.22%
INDEX

LIPPER PACIFIC              -27.63%          3.28%           4.31%
REGION FUNDS
AVERAGE

SOUTHEAST ASIA              -    40.72%  N/A                 -    1   2    .   9    9%   B
FUND

MSCI FAR EAST               -    44.31%  N/A                 -13.65    %   B
EX-JAPAN FREE
INDEX

LIPPER PACIFIC           -35.52%         N/A                 -10.87%B
EX-JAPAN FUNDS
AVERAGE

UNITED                   13.28%          N/A                 20.70    %   C
KINGDOM FUND

FT-ALL SHARES            18.79%          N/A                 23.59    %   C
INDEX

LIPPER                   15.78%          N/A                 9.33%C
EUROPEAN
REGION FUNDS
AVERAGE


   * BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE
FUND'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1991.
B FROM JANUARY 1, 1994.
C FROM JANUARY 1, 1996.
D FROM JANUARY 1, 1993.

If FMR had not reimbursed certain fund expenses during these periods,
   Canada Fund's, Europe Fund's, France Fund's, Germany Fund's, Japan Fund's, Nordic Fund's, Pacific Basin Fund's, Southeast Asia Fund's,
and United Kingdom Fund's     total returns would have been lower.
Going forward, Japan Small Companies Fund's performance will be
compared to the Tokyo    Stock Exchange     Second Section    Stock
Price     Index rather than Tokyo Stock    Exchange     Index (TOPIX)
because the Tokyo Stock Exchange Second Section    Stock Price
Index provides a better indication of the performance of Japanese small-capitalization stocks than the TOPIX, which generally includes larger companies.
Morgan Stanley Capital International Far East    Free     ex Japan
Index is a market capitalization-weighted index of over 450 stocks
traded in    nine     Asian markets, excluding Japan.
Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of
October 31,1998, the index included over    960     common stocks of
companies domiciled in    26     countries.
Morgan Stanley Capital International Emerging Markets Free - Latin America Index is a market capitalization-weighted index of
approximately    190     stocks traded in seven Latin American
markets.
Morgan Stanley Capital International Europe Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31,
1998, the index included over    590     common stocks of companies
domiciled in    15     European countries.
Morgan Stanley Capital International Pacific Index is a market capitalization-weighted index of approximately 400 stocks traded in six Pacific-region markets.
Toronto Stock Exchange (TSE) 300 is a market capitalization-weighted index of 300 stocks traded in the Canadian market.
Societe des Bourses Francaises (SBF) 250 is a market capitalization-weighted index of the stocks of the 250 largest companies in the French market.
Deutscher Akteinindex (DAX) 100 is a market capitalization-weighted index of the 100 most heavily traded stocks in the German market.
Hang Seng Index is a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market.
Tokyo Stock    Exchange     Index    (    TOPIX   )     is a market
capitalization-weighted index of over 1   3    00 stocks traded in the
Japanese market.
Tokyo    Stock Exchange     Second Section    Stock Price     Index is
a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange.
FT - Actuaries World Nordic Index is a market capitalization-weighted
index of    approximately     90 stocks traded in four Scandinavian
markets.
FT - All Shares Index is a market capitalization-weighted index of
over    840     stocks traded in the U.K. market.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
   The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. The annual fund operating expenses provided below for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Germany Fund, Hong Kong & China Fund, Japan Fund, Latin America Fund, Pacific Basin Fund and Southeast Asia Fund do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for France Fund do not reflect the effect of any expense reimbursements during the period. The annual fund operating expenses provided below for United Kingdom Fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual fund operating expenses provided below for Japan Small Companies Fund and Nordic Fund are based on historical expenses during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR    DIRECTLY    )
MAXIMUM SALES CHARGE          3.00%X
(LOAD) ON PURCHASES (AS A
% OF OFFERING PRICE)

SALES CHARGE (LOAD) ON        NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE         NONE
(LOAD) ON REDEMPTIONS

REDEMPTION FEE                1.50%
ON SHARES HELD LESS THAN
90 DAYS (AS A % OF
AMOUNT REDEEMED)
FOR CANADA FUND, EMERGING
MARKETS FUND, FRANCE
FUND, GERMANY FUND,
HONG KONG AND CHINA
FUND, JAPAN FUND, JAPAN
SMALL COMPANIES FUND,
LATIN AMERICA FUND, NORDIC
FUND, SOUTHEAST ASIA
FUND, AND UNITED KINGDOM
FUND ONLY.

REDEMPTION FEE                1.00%
ON SHARES HELD LESS THAN
90 DAYS (AS A % OF
AMOUNT REDEEMED)
FOR EUROPE FUND, EUROPE
CAPITAL APPRECIATION FUND
AND PACIFIC BASIN FUND ONLY

ANNUAL ACCOUNT               $ 12.00
MAINTENANCE FEE (FOR
ACCOUNTS UNDER $2,500)

X LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

   ANNUAL F    UND OPERATING EXPENSES (PAID    FROM     FUND
ASSETS    )
   CANADA FUND            MANAGEMENT FEE             0.30%

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.64%

                          TOTAL ANNUAL FUND          0.94%
                          OPERATING EXPENSES

   EMERGING               MANAGEMENT FEE             0.74%
   MARKETS
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.85%

                          TOTAL ANNUAL FUND          1.59%
                          OPERATING EXPENSES

   EUROPE FUND            MANAGEMENT FEE             0.73%

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.37%

                          TOTAL ANNUAL FUND          1.10%
                          OPERATING EXPENSES

   EUROPE                 MANAGEMENT FEE             0.72%
   CAPITAL
   APPRECIATION
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.40%

                          TOTAL ANNUAL FUND          1.12%
                          OPERATING EXPENSES

   FRANCE FUND            MANAGEMENT FEE             0.73%

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             2.01%

                          TOTAL ANNUAL FUND          2.74%
                          OPERATING
                          EXPENSESA

   GERMANY                MANAGEMENT FEE             0.73%
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             1.03%

                          TOTAL ANNUAL FUND          1.76%
                          OPERATING
                          EXPENSESA

   HONG KONG              MANAGEMENT FEE             0.74%
   AND CHINA
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.67%

                          TOTAL ANNUAL FUND          1.41%
                          OPERATING
                          EXPENSESA

   JAPAN FUND             MANAGEMENT FEE             1.01%

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.48%

                          TOTAL ANNUAL FUND          1.49%
                          OPERATING EXPENSES

   JAPAN SMALL            MANAGEMENT FEE             0.74%
   COMPANIES
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.49%

                          TOTAL ANNUAL FUND          1.23%
                          OPERATING
                          EXPENSESA

   LATIN                  MANAGEMENT FEE             0.75%
   AMERICA
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.59%

                          TOTAL ANNUAL FUND          1.34%
                          OPERATING EXPENSES

   NORDIC FUND            MANAGEMENT FEE             0.74%

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.61%

                          TOTAL ANNUAL FUND          1.35%
                          OPERATING
                          EXPENSESA

   PACIFIC BASIN          MANAGEMENT FEE             1.11%
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.62%

                          TOTAL ANNUAL FUND          1.73%
                          OPERATING EXPENSES

   SOUTHEAST              MANAGEMENT FEE             1.16%
   ASIA FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             0.67%

                          TOTAL ANNUAL FUND          1.83%
                          OPERATING EXPENSES

   UNITED                 MANAGEMENT FEE             0.74%
   KINGDOM
   FUND

                       DISTRIBUTION AND           NONE
                       SERVICE (12B-1) FEE

                          OTHER EXPENSES             2.65%

                          TOTAL ANNUAL FUND          3.39%
                          OPERATING
                          EXPENSESA

A FMR HAS VOLUNTARILY AGREED TO REIMBURSE FRANCE FUND   , GERMANY
FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, NORDIC
FUND AND     UNITED KINGDOM FUND TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE TERMINATED BY FMR AT ANY TIME.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total fund operating expenses   ,     after reimbursement    for
United Kingdom Fund,     would have been:

CANADA FUND                           .80    %

EMERGING MARKETS FUND                 1.56    %

EUROPE FUND                           1.09    %

EUROPE CAPITAL APPRECIATION FUND      1.08    %

GERMANY FUND                          1.74    %

HONG KONG AND CHINA FUND              1.40    %

JAPAN FUND                            1.48    %

LATIN AMERICA FUND                    1.33    %

PACIFIC BASIN FUND                    1.72    %

SOUTHEAST ASIA FUND                   1.79    %

   UNITED KINGDOM FUND                2.01    %

These EXAMPLES help you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. These examples illustrate the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

CANADA FUND     1 YEAR       $ 393

                3 YEARS      $ 591

                5 YEARS      $ 804

                10 YEARS     $ 1,420

EMERGING        1 YEAR       $ 457
MARKETS
FUND

                3 YEARS      $ 787

                5 YEARS      $ 1,140

                10 YEARS     $ 2,133

EUROPE FUND     1 YEAR       $ 409

                3 YEARS      $ 639

                5 YEARS      $ 888

                10 YEARS     $ 1,600

EUROPE          1 YEAR       $ 411
CAPITAL
APPRECIATION
FUND

                3 YEARS      $ 645

                5 YEARS      $ 898

                10 YEARS     $ 1,622

FRANCE FUND     1 YEAR       $ 569

                3 YEARS      $ 1,124

                5 YEARS      $ 1,706

                10 YEARS     $ 3,278

GERMANY         1 YEAR       $ 473
FUND

                3 YEARS      $ 837

                5 YEARS      $ 1,225

                10 YEARS     $ 2,310

HONG KONG       1 YEAR       $ 439
AND CHINA
FUND

                3 YEARS      $ 733

                5 YEARS      $ 1,048

                10 YEARS     $ 1,940

JAPAN FUND      1 YEAR       $ 447

                3 YEARS      $ 757

                5 YEARS      $ 1,089

                10 YEARS     $ 2,026

JAPAN SMALL     1 YEAR       $ 422
COMPANIES
FUND

                3 YEARS      $ 679

                5 YEARS      $ 955

                10 YEARS     $ 1,744

LATIN           1 YEAR       $ 432
AMERICA
FUND

                3 YEARS      $ 712

                5 YEARS      $ 1,012

                10 YEARS     $ 1,864

NORDIC FUND     1 YEAR       $ 433

                3 YEARS      $ 715

                5 YEARS      $ 1,017

                10 YEARS     $ 1,875

PACIFIC BASIN   1 YEAR       $ 471
FUND

                3 YEARS      $ 829

                5 YEARS      $ 1,210

                10 YEARS     $ 2,280

SOUTHEAST       1 YEAR       $ 480
ASIA FUND

                3 YEARS      $ 858

                5 YEARS      $ 1,261

                10 YEARS     $ 2,383

UNITED          1 YEAR       $ 631
KINGDOM
FUND

                3 YEARS      $ 1,311

                5 YEARS      $ 2,012

                10 YEARS     $ 3,866

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
CANADA FUND seeks growth of capital over the long term.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets. FMR may also invest the fund's assets in U.S. issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EMERGING MARKETS FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in
securities of    issuers in     emerging markets. Countries with
emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to
middle-income economies according to the World Bank, and those    that
are     listed in World Bank publications as developing. FMR expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies and countries with the potential for rapid economic growth. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EUROPE FUND seeks growth of capital over the long-term.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
FRANCE FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of French issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
GERMANY FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of German issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
HONG KONG AND CHINA FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers with small market capitalizations. FMR
defines Japanese    issuers with     small market
capitalization   s     as those with market capitalizations of 100
billion Yen (approximately U.S. $861 million as of October 31, 1998) or less at the time of the fund's investment. Companies whose capitalization exceeds 100 billion Yen after purchase will continue to
be considered    to have a small market capitalization     for
purposes of the 65% policy.    FMR may also invest the fund's assets
in Japanese issuers with larger market capitalizations and in
non-Japanese issuers.     FMR normally invests the fund's assets
primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
LATIN AMERICA FUND seeks high total investment return.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Latin American issuers. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama and Venezuela. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
NORDIC FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Danish, Finnish, Norwegian and Swedish issuers. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Nordic countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Nordic region as a whole.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
PACIFIC BASIN FUND seeks growth of capital over the long-term. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in the Pacific Basin. The Pacific Basin includes Australia, Hong Kong, Indonesia, Japan, South Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Pacific Basin countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
SOUTHEAST ASIA FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Southeast Asian issuers. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Southeast Asian countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
UNITED KINGDOM FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of British issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response
to these    developments    . Different parts of the market can react
differently to these    developments    . For example, large cap
stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.
ASIA. Asia includes countries in all stages of economic development from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations, rising unemployment, decreased exports, and economic recessions. Currency devaluations in any one country generally have a significant affect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.
The AUSTRALIA AND NEW ZEALAND economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.
The HONG KONG AND CHINESE economies are dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. A small number of companies and industries, including the real estate and financial services sector, represent a large portion of the market in Hong Kong. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both countries.
The JAPANESE economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The Japanese market has decreased significantly recently.
The SOUTHEAST ASIA economies are generally in recessions. Many of their economies are characterized by undeveloped financial services sectors and heavy reliance on international trade. Currency devaluations, political and social instability, and general economic conditions have resulted in significant market downturns and volatility. A small number of companies and industries represent a large portion of the market in many Southeast Asian countries.
CANADA. The Canadian and U.S. economies are closely integrated. In addition, the Canadian economy is very dependent on the demand, supply and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market. EUROPE. Europe includes both developed and emerging markets. Most
developed countries in Western Europe are members of the    European
Union (EU) and many are also members of the     EMU, which requires
compliance with restrictions on inflation rates, deficits and debt levels. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and are particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU will significantly affect every country in Europe.
The FRENCH economy is significantly influenced by the French government, which controls a large portion of the economy through regulation, ownership interests in many companies, and a large public sector. Efforts to comply with the EMU restrictions have resulted in reduced government spending, high unemployment and labor unrest in France. In addition, a small number of companies represent a large percentage of the French market.
The GERMAN economy has been significantly affected by the reunification of western and eastern Germany in 1990. Reunification has resulted in increased government spending, slower growth and higher unemployment. Government policy has focused on complying with the EMU restrictions and maintaining a strong currency. In addition, a small number of companies represent a large percentage of the German market.
The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to
join the    EU and the     EMU and, as a result, has more flexibility
to pursue different fiscal and economic goals. In addition, a small number of companies represent a larger percentage of each of the Danish, Finnish, Norwegian and Swedish markets.
The UNITED KINGDOM economies are generally experiencing stability with low inflation, positive growth and a stable currency. The election of the Labour party in 1997 has not significantly affected the government's economic policies. Although the United Kingdom has stated its intent to comply with the EMU restrictions on inflation rates, deficits and debt levels, it has not formally committed to using the common currency when it is established in 1999.
LATIN AMERICA. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. SMALL CAP INVESTING. The value of securities of smaller, less
well-known    issuers     can be more volatile than that of larger
   issuers     and can react differently to issuer, political, market
and economic developments than the market as a whole and other types
of stocks. Smaller    issuers     can have more limited product lines,
markets and financial resources.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's
performance    and the fund may not achieve its investment
objective    .
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
CANADA FUND seeks growth of capital over the long term through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.
EMERGING MARKETS FUND seeks capital appreciation.
EUROPE FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe.
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. FRANCE FUND seeks long-term growth of capital.
GERMANY FUND seeks long-term growth of capital.
HONG KONG AND CHINA FUND seeks long-term growth of capital.
JAPAN FUND seeks long-term growth of capital.
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital.
LATIN AMERICA FUND seeks high total investment return.
NORDIC FUND seeks long-term growth of capital.
PACIFIC BASIN FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin.
SOUTHEAST ASIA FUND seeks capital appreciation.
UNITED KINGDOM FUND seeks long-term growth of capital.
VALUING SHARES
   Each     fund    is     open for business each day the New York
Stock Exchange (NYSE) is open.
Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the
NYSE is restricted or as permitted by the    Securities and Exchange
Commission (    SEC   )    . Each fund's assets are valued as of this
time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board
of Trustees believes accurately reflects fair value.    A security's
valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m.-9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investments in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional. Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS, AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of each fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.
If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.
The offering price of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large purchases.
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS


TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plans          $100
MINIMUM BALANCE                           $2,000
For certain Fidelity retirement accountsA $500
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory Services SM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.


KEY INFORMATION

PHONE             TO OPEN AN ACCOUNT
1-800-544-7777    (bullet)
                  Exchange from another
                  Fidelity fund.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money
                  Line(registered trademark) to transfer from your bank account.

INTERNET          TO OPEN AN ACCOUNT
WWW.FIDELITY.COM  (bullet)
                  Complete and sign the
                  application. Make your
                  check payable to the
                  complete name of the
                  fund. Mail to the address
                  under "Mail" below.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer from your
                  bank account.

MAIL              TO OPEN AN
FIDELITY          ACCOUNT
INVESTMENTS       (bullet)
P.O. BOX 770001   Complete and sign the
CINCINNATI, OH    application. Make your
45277-0002        check payable to the
                  complete name of the
                  fund. Mail to the
                  address at left.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Make your check
                  payable to the complete
                  name of the fund.
                  Indicate your fund
                  account number on your
                  check and mail to the
                  address at left.
                  (bullet)
                  Exchange from another
                  Fidelity fund. Send a
                  letter of instruction to
                  the address at left,
                  including your name, the
                  funds' names, the fund
                  account numbers, and
                  the dollar amount or
                  number of shares to be
                  exchanged.

IN PERSON         TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Bring your application
                  and check to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Bring your check to a
                  Fidelity Investor Center.
                  Call 1-800-544-9797
                  for the center nearest
                  you.

WIRE              TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Call 1-800-544-7777 to
                  set up your account and
                  to arrange a wire
                  transaction.
                  (bullet)
                  Wire within 24 hours to:
                  Bankers Trust Company,
                  Bank Routing #
                  021001033, Account #
                  00163053.
                  (bullet)
                  Specify the complete
                  name of the fund and
                  include your new fund
                  account number and
                  your name.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Wire to: Bankers Trust
                  Company, Bank Routing
                  # 021001033, Account
                  # 00163053.
                  (bullet)
                  Specify the complete
                  name of the fund and
                  include your fund
                  account number and
                  your name.

AUTOMATICAL       TO OPEN AN ACCOUNT
LY                (bullet)
                  Not available.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Use Fidelity Automatic
                  Account Builder(registered trademark) or
                  Direct Deposit.
                  (bullet)
                  Use Fidelity Automatic
                  Exchange Service to
                  exchange from a Fidelity
                  money market fund.

SELLING SHARES
The price to sell one share of each fund is the fund's NAV, minus the
   redemption fee (short-term trading fee)    , if applicable.
Each fund will deduct a short-term trading fee of 1.5   0    %
(1.0   0    % for Europe Fund, Europe Capital Appreciation Fund and
Pacific Basin Fund) from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet)    Redemption proceeds (other than exchanges) may
be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE             (bullet)
1-800-544-7777    Call the phone number at
                  left to initiate a wire
                  transaction or to request
                  a check for your
                  redemption.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer to your bank
                  account.
                  (bullet)
                  Exchange to another
                  Fidelity fund. Call the
                  phone number at left.

INTERNET          (bullet)
WWW.FIDELITY.COM  Exchange to another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer to your bank
                  account.

MAIL              INDIVIDUAL, JOINT
FIDELITY          TENANT,
INVESTMENTS       SOLE PROPRIETORSHIP,
P.O. BOX 660602   UGMA, UTMA
DALLAS, TX        (bullet)
75266-0602        Send a letter of
                  instruction to the
                  address at left, including
                  your name, the fund's
                  name, your fund account
                  number, and the dollar
                  amount or number of
                  shares to be sold. The
                  letter of instruction must
                  be signed by all persons
                  required to sign for
                  transactions, exactly as
                  their names appear on
                  the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account owner
                  should complete a
                  retirement distribution
                  form. Call
                  1-800-544-6666 to
                  request one.
                  TRUST
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left, including
                  the trust's name, the
                  fund's name, the trust's
                  fund account number,
                  and the dollar amount or
                  number of shares to be
                  sold. The trustee must
                  sign the letter of
                  instruction indicating
                  capacity as trustee. If the
                  trustee's name is not in
                  the account registration,
                  provide a copy of the trust
                  document certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left, including
                  the firm's name, the
                  fund's name, the firm's
                  fund account number,
                  and the dollar amount or
                  number of shares to be
                  sold. At least one person
                  authorized by corporate
                  resolution to act on the
                  account must sign the
                  letter of instruction.
                  (bullet)
                  Include a corporate
                  resolution with corporate
                  seal or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Call 1-800-544-6666
                  for instructions.

IN PERSON         INDIVIDUAL, JOINT
                  TENANT,
                  SOLE PROPRIETORSHIP,
                  UGMA, UTMA
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  The letter of instruction
                  must be signed by all
                  persons required to sign
                  for transactions, exactly
                  as their names appear
                  on the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account owner
                  should complete a
                  retirement distribution
                  form. Visit a Fidelity
                  Investor Center to
                  request one. Call
                  1-800-544-9797 for
                  the center nearest you.
                  TRUST
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  The trustee must sign the
                  letter of instruction
                  indicating capacity as
                  trustee. If the trustee's
                  name is not in the
                  account registration,
                  provide a copy of the trust
                  document certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  At least one person
                  authorized by corporate
                  resolution to act on the
                  account must sign the
                  letter of instruction.
                  (bullet)
                  Include a corporate
                  resolution with corporate
                  seal or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Visit a Fidelity Investor
                  Center for instructions.
                  Call 1-800-544-9797
                  for the center nearest
                  you.

AUTOMATICAL       (bullet)
LY                Use Personal Withdrawal
                  Service to set up periodic
                  redemptions from your
                  account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY
AUTOMATIC
ACCOUNT
BUILDER
TO MOVE MONEY
FROM YOUR BANK
ACCOUNT TO A FIDELITY
FUND

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Monthly or quarterly    (bullet) To set up
                                                  for a new account,
                                                  complete the
                                                  appropriate section on
                                                  the fund application.
                                                  (bullet) To set up
                                                  for existing accounts,
                                                  call 1-800-544-6666
                                                  or visit Fidelity's Web
                                                  site for an application.
                                                  (bullet) To make
                                                  changes, call
                                                  1-800-544-6666 at
                                                  least three business
                                                  days prior to your
                                                  next scheduled
                                                  investment date.

DIRECT DEPOSIT
TO SEND ALL OR A
PORTION OF YOUR
PAYCHECK OR
GOVERNMENT CHECK
TO A FIDELITY FUNDA

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Every pay period        (bullet) To set up
                                                  for a new account,
                                                  check the appropriate
                                                  box on the fund
                                                  application.
                                                  (bullet) To set up
                                                  for an existing
                                                  account, call
                                                  1-800-544-6666 or
                                                  visit Fidelity's Web site
                                                  for an authorization
                                                  form.
                                                  (bullet) To make
                                                  changes you will need
                                                  a new authorization
                                                  form. Call
                                                  1-800-544-6666 or
                                                  visit Fidelity's Web
                                                  site to obtain one.

A BECAUSE THEIR SHARE
PRICES FLUCTUATE, THESE
FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR
DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY
AUTOMATIC
EXCHANGE
SERVICE
TO MOVE MONEY
FROM A FIDELITY
MONEY MARKET FUND
TO ANOTHER FIDELITY
FUND

MINIMUM                   FREQUENCY               PROCEDURES
$100                      Monthly, bimonthly,     (bullet) To set up,
                          quarterly, or annually  call 1-800-544-6666
                                                  after both accounts
                                                  are opened.
                                                  (bullet) To make
                                                  changes, call
                                                  1-800-544-6666 at
                                                  least three business
                                                  days prior to your
                                                  next scheduled
                                                  exchange date.

PERSONAL
WITHDRAWAL
SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM
YOUR ACCOUNT TO YOU
OR TO YOUR BANK
ACCOUNT.

FREQUENCY                                         PROCEDURES
Monthly                                           (bullet) To set up,
                                                  call 1-800-544-6666.
                                                  (bullet) To make
                                                  changes, call Fidelity
                                                  at 1-800-544-6666
                                                  at least three business
                                                  days prior to your
                                                  next scheduled
                                                  withdrawal date.
                                                  (bullet) Because
                                                  of the funds' front-end
                                                  sales charge, you may
                                                  not want to set up a
                                                  systematic withdrawal
                                                  program when you
                                                  are buying shares on
                                                  a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and
(bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund and brokerage trading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and
(bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more
than one account in a fund. Call Fidelity    at 1-800-544-8544     if
you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
Fidelity may charge a fee FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each fund normally pays dividends and capital gains distributions in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.
   FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is each fund's manager.
As of    April 30, 1998    , FMR had    approximately     $   529
billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund.
As of    September 28    , 1998, FIIA had    approximately $1
billion     in discretionary assets under management. Currently, FIIA
is primarily responsible for choosing investments for Southeast Asia Fund, Hong Kong and China Fund, and Pacific Basin Fund. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital
Appreciation Fund, France Fund, Germany Fund,    Japan Fund,     Japan
Small Companies Fund, Latin America Fund, Nordic Fund and United
Kingdom Fund.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L), in London, England, serves as a sub-adviser
for each fund. As of    September 28,     1998, FIIA(U.K.)L had
   approximately $2.3 billion     in discretionary assets under
management. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund. Currently, FIIA (U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin
Fund, and Southeast Asia Fund. As of    September 2    8, 1998, FIJ
had    approximately $3.96 billion     in discretionary assets under
management. Currently FIJ is primarily responsible for choosing
investments for    Japan Fund, and     Japan Small Companies Fund.
Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Emerging Markets Fund, Hong Kong and China Fund, Pacific Basin Fund, and Southeast Asia Fund.
FMR may use broker-dealers and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Bob Haber is manager of Canada, which he has managed since July 1998. Previously, he managed several other Fidelity funds. Mr. Haber joined Fidelity in 1985. Currently, he is a director of U.S. integrated research and chief investment officer for Fidelity Investments Canada Limited.
Stephen Binder is associate manager of Canada, which he has managed since July 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Binder has worked as an analyst and manager.
David Stewart is Vice President and manager of Emerging Markets, which he has managed since November 1997. Since joining Fidelity in 1994, Mr. Stewart has worked as an analyst, portfolio manager and director for Fidelity International Limited (FIL). Previously, he was an analyst with James Capel, in London and Japan, from 1986 to 1994. Thierry Serero is manager of Europe, which he has managed since October 1998. Previously, he managed other portfolios for Fidelity International Limited (FIL). Since joining Fidelity in 1991, he has worked as a portfolio assistant, analyst and manager.
Kevin McCarey is Vice President and manager of Europe Capital Appreciation, which he has managed since December 1993. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. McCarey has worked as an analyst and manager.
Alexandra Edzard is manager of Germany and France, which she has managed since September 1996 and May 1998, respectively. Ms. Edzard joined Fidelity International Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.
Joseph Tse is manager of Hong Kong and China, which he has managed since November 1995. He also manages various funds for Fidelity International Investment Services, Limited. Since joining Fidelity in 1990, Mr. Tse has worked as an analyst and manager.
   Brenda A. Reed is Vice President and manager of Japan, which she has managed since December 1998. She also manages other Fidelity funds. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.
   William Kennedy is manager of Pacific Basin, which he has managed since December 1998. Previously, he was the associate manager of the fund. Since joining Fidelity in 1994, Mr. Kennedy has worked as an analyst and manager.
Patricia Satterthwaite is Vice President and manager of Latin America, which she has managed since April 1993. She also manages another Fidelity fund. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.
Trygve Toraasen is manager of Nordic, which he has managed since June 1998. Previously, he was associate manager for the fund since October 1997. Mr. Toraasen joined Fidelity in 1994 as a research analyst, after receiving his MSBA from the University of Southern California. Kenichi Mizushita is manager of Japan Small Companies, which he has managed since December 1996. He also manages several funds for Fidelity International, Limited. Since joining Fidelity in 1985, Mr. Mizushita has worked as a research analyst and manager.
Allan Liu is Vice President and manager of Southeast Asia, which he has managed since April 1993. Since joining Fidelity in 1986, Mr. Liu has worked as an analyst, manager, and associate director of Fidelity Investments Management Ltd.
Frederic Gautier is manager of United Kingdom, which he has managed since August 1998. He is also an associate director of research and a portfolio manager for Fidelity International Limited (FIL). Mr. Gautier joined Fidelity as an analyst in 1994, after receiving his MBA from the European Institute of Business Administration (INSEAD) in France.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
For Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund and United Kingdom Fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its performance index.

MANAGEMENT FEE  =  BASIC FEE  +/-  PERFORMANCE ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was    0.2910    %. The
individual fund fee rate is 0.45% for each fund.
The basic fee for each of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia
Fund for the fiscal year ended October 31, 1998 was    0.74    % of
the fund's average net assets.
The performance adjustment rate for each of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia Fund is calculated monthly by comparing the funds' performance to that of its performance index over the performance period.

FUND                              PERFORMANCE INDEX

Canada Fund                       TSE 300 Index

Europe Fund                       MSCI Europe Index

Europe Capital Appreciation Fund  MSCI Europe Index

Japan Fund                        TOPIX Index

Pacific Basin Fund                MSCI Pacific Index

Southeast Asia Fund               MSCI Far East ex-Japan Free Index

The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of fund's average net assets over the performance period.
For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia Fund, the performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998 is
listed in the following table, after reimbursement for    France Fund
and United Kingdom Fund,     of each fund's average net assets.

Fund                              Management
                                  Fee

Canada Fund                        0.30%

Emerging Markets Fund              0.74%

Europe Fund                        0.73%

Europe Capital Appreciation Fund   0.72%

France Fund                        0.11%

Germany Fund                       0.73%

Hong Kong and China Fund           0.74%

Japan Fund                         1.01%

Japan Small Companies Fund         0.74%

Latin America Fund                 0.75%

Nordic Fund                        0.74%

Pacific Basin Fund                 1.11%

Southeast Asia Fund                1.16%

United Kingdom Fund                0.00%

FMR pays FMR U.K., FMR Far East, FIJ, and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, may be terminated by FMR at any time, can decrease a
   f    und's expenses and boost its performance.
   As of October 31, 1998, approximately 42.06% of Japan Small Companies Fund's total outstanding shares were held by an FMR affiliate.
FUND DISTRIBUTION
FDC distributes each fund's shares.
You may pay a sales charge when you buy your shares.
FDC collects the sales charge.
Each fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    Sales Charge

Ranges              As a % of       As an approximate % of net amount invested
                    offering price

$0 - 249,999        3.00%           3.09%

$250,000 - 499,999  2.00%           2.04%

$500,000 - 999,999  1.00%           1.01%

$1,000,000 or more  none            none


FDC may pay a portion of sales charge proceeds to securities dealers who have sold a fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.
The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page 40.
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
More detailed information about waivers (1), (2), (5), (9), (10) and
(12) is contained in the Statement of Additional Information (SAI). A representative of your plan or organization should call Fidelity for more information.
To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
To receive sales concessions and waivers, qualified recipients must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
   APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by
   PricewaterhouseCoopers LLP    , independent accountants, whose
report, along with each fund's financial highlights and financial statements, are included in the funds' Annual Report. A free copy of the Annual Report is available upon request.

   CANADA FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31             1998              1997             1996              1995              1994

   Net asset value, beginning         $ 18.88           $ 21.84          $ 17.55           $ 17.18           $ 17.82
   of period

   Income from Investment
   Operations

    Net investment income              .09C              .03C             .08C              .05               --

    Net realized and                   (3.70)            1.39             4.27              .33               (.60)
   unrealized gain (loss)

    Total from investment              (3.61)            1.42             4.35              .38               (.60)
   operations

   Less Distributions

    From net investment                (.05)             (.13)            (.08)             (.01)             --
   income

    From net realized gain             (2.08)            (4.29)           --                --                --

    In excess of net realized          --                --               --                --                (.04)
   gain

    Total distributions                (2.13)            (4.42)           (.08)             (.01)             (.04)

   Redemption fees added to            --                .04              .02               --                --
   paid in capital

   Net asset value, end of            $ 13.14           $ 18.88          $ 21.84           $ 17.55           $ 17.18
   period

   Total returnA,B                     (21.27)%          8.21%            24.99%            2.22%             (3.37)%

   Net assets, end of period          $ 47,422          $ 96,458         $ 129,671         $ 326,763         $ 368,330
   (000 omitted)

   Ratio of expenses to                .94%              .93%             1.01%             1.09%D            1.57%
   average net assets

   Ratio of expenses to                .80%E             .92%E            .98%E             1.08%E            1.57%
   average net assets after
   expense reductions

   Ratio of net investment             .57%              .18%             .40%              .26%              (.14)%
   income (loss) to average
   net assets

   Portfolio turnover rate             215%              139%             139%              75%               59%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EMERGING MARKETS FUND



   Selected Per-Share Data
and
   Ratios

   Years ended October
31                             1998              1997              1996                1995                1994

   Net asset value,
beginning                      $ 10.35           $ 16.61           $ 15.14             $ 19.25             $ 16.18
   of period

   Income from
Investment
   Operations

    Net investment
income                          .09C              .15C              .12C                .05                 .06

    Net realized and            (3.47)            (6.17)            1.60                (4.13)              2.97
   unrealized gain (loss)

    Total from
investment                      (3.38)            (6.02)            1.72                (4.08)              3.03
   operations

   Less Distributions

    From net investment         (.08)             (.13)             (.18)               (.04)               (.04)
   income

    In excess of net            (.15)             (.12)             (.09)               --                  (.01)
   investment income

    Total distributions         (.23)             (.25)             (.27)               (.04)               (.05)

   Redemption fees added
to                              --                .01               .02                 .01                 .09
   paid in capital

   Net asset value, end
of                             $ 6.74            $ 10.35           $ 16.61             $ 15.14             $ 19.25
   period

   Total returnA,B              (33.23)%          (36.74)%          11.69%              (21.17)%            19.32%

   Net assets, end of
period                         $ 270,709         $ 499,168         $ 1,263,164         $ 1,095,583         $ 1,976,371
   (000 omitted)

   Ratio of expenses
to                              1.59%             1.36%             1.30%               1.28%               1.52%
   average net assets

   Ratio of expenses
to                              1.56%D            1.35%D            1.29%D              1.28%               1.52%
   average net assets after
   expense reductions

   Ratio of net
investment                      1.01%             .89%              .74%                .46%                .39%
   income to average net
   assets

   Portfolio turnover
rate                            87%               69%               77%                 78%                 107%


   A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EUROPE FUND

   Selected Per-Share Data
and
   Ratios

   Years ended October 31          1998                1997              1996              1995              1994

   Net asset value,
beginning                          $ 31.05             $ 27.12           $ 23.51           $ 21.18           $ 18.43
   of period

   Income from Investment
   Operations

    Net investment income           .39C                .44C              .30C              .27               .18

    Net realized and                4.10                5.44              4.23              2.37              2.65
   unrealized gain (loss)

    Total from investment           4.49                5.88              4.53              2.64              2.83
   operations

   Less Distributions

    From net investment             (.39)               (.24)             (.12)             (.20)             (.08)
   income

    From net realized gain          (2.35)              (1.73)            (.81)             (.11)             --

    Total distributions             (2.74)              (1.97)            (.93)             (.31)             (.08)

   Redemption fees added to         .02                 .02               .01               --                --
   paid in capital

   Net asset value, end of         $ 32.82             $ 31.05           $ 27.12           $ 23.51           $ 21.18
   period

   Total returnA,B                  15.45%              23.35%            20.14%            12.76%            15.41%

   Net assets, end of period       $ 1,586,358         $ 916,108         $ 691,762         $ 492,867         $ 507,460
   (000 omitted)

   Ratio of expenses to             1.10%               1.19%             1.27%             1.18%D            1.35%
   average net assets

   Ratio of expenses to             1.09%E              1.18%E            1.27%             1.18%             1.35%
   average net assets after
   expense reductions

   Ratio of net investment          1.15%               1.53%             1.20%             1.12%             .85%
   income to average net
   assets

   Portfolio turnover rate          114%                57%               45%               38%               49%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR FSC AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EUROPE CAPITAL APPRECIATION FUND

   Selected Per-Share Data
and
   Ratios

   Years ended October 31            1998              1997              1996              1995              1994E

   Net asset value, beginning        $ 16.57           $ 14.07           $ 12.08           $ 11.35           $ 10.00
   of period

   Income from Investment
   Operations

    Net investment income             .15D              .20D              .22G              .23               .08D

    Net realized and                  1.79              3.81              2.00              .50               1.27
   unrealized gain (loss)

    Total from investment             1.94              4.01              2.22              .73               1.35
   operations

   Less Distributions

    From net investment               (.17)             (.23)             (.23)             --                --
   income

    From net realized gain            (2.08)H           (1.29)            --                --                --

    Total distributions               (2.25)            (1.52)            (.23)             --                --

   Redemption fees added to           .02               .01               --                --                --
   paid in capital

   Net asset value, end of           $ 16.28           $ 16.57           $ 14.07           $ 12.08           $ 11.35
   period

   Total returnB,C                    13.65%            31.57%            18.74%            6.43%             13.50%

   Net assets, end of period         $ 650,807         $ 372,049         $ 170,192         $ 194,433         $ 352,855
   (000 omitted)

   Ratio of expenses to               1.12%             1.10%             1.33%             1.36%             1.54%A
   average net assets

   Ratio of expenses to               1.08%F            1.07%F            1.30%F            1.36%             1.54%A
   average net assets after
   expense reductions

   Ratio of net investment            .89%              1.33%             1.66%             1.45%             .79%A
   income to average net
   assets

   Portfolio turnover rate            179%              189%              155%              176%              317%


   A ANNUALIZED
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD DECEMBER 21, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1994.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
   H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

   FRANCE FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31               1998             1997            1996D

   Net asset value, beginning           $ 13.27          $ 12.24         $ 10.00
   of period

   Income from Investment
   Operations

    Net investment income                .06C             .10C            .23

    Net realized and                     2.46             1.66            1.98
   unrealized gain (loss)

    Total from investment                2.52             1.76            2.21
   operations

   Less Distributions

    From net investment                  (.04)            (.16)           (.04)
   income

    From net realized gain               (1.15)           (.61)           --

    Total distributions                  (1.19)           (.77)           (.04)

   Redemption fees added to              .15              .04             .07
   paid in capital

   Net asset value, end of              $ 14.75          $ 13.27         $ 12.24
   period

   Total returnA,B                       21.85%           15.63%          22.89%

   Net assets, end of period            $ 16,430         $ 5,578         $ 5,542
   (000 omitted)

   Ratio of expenses to                  2.12%E           2.00%E          2.00%E
   average net assets

   Ratio of net investment               .40%             .78%            1.74%
   income to average net
   assets

   Portfolio turnover rate               182%             150%            129%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   GERMANY FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31               1998             1997             1996D

   Net asset value, beginning           $ 13.24          $ 11.34          $ 10.00
   of period

   Income from Investment
   Operations

    Net investment income                .03C,H           (.02)C           .01
   (loss)

    Net realized and                     2.65             2.21             1.31
   unrealized gain (loss)

    Total from investment                2.68             2.19             1.32
   operations

   Less Distributions

    From net investment                  (.01)G           (.01)            --
   income

    From net realized gain               (1.24)G          (.35)            --

    Total distributions                  (1.25)           (.36)            --

   Redemption fees added to              .12              .07              .02
   paid in capital

   Net asset value, end of              $ 14.79          $ 13.24          $ 11.34
   period

   Total returnA,B                       22.81%           20.47%           13.40%

   Net assets, end of period            $ 34,795         $ 12,732         $ 7,178
   (000 omitted)

   Ratio of expenses to                  1.76%            2.00%E           2.00%E
   average net assets

   Ratio of expenses to                  1.74%F           2.00%            2.00%
   average net assets after
   expense reductions

   Ratio of net investment               .20%             (.18)%           .12%
   income (loss) to average
   net assets

   Portfolio turnover rate               139%             120%             133%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM DAIMLER-BENZ AG WHICH AMOUNTED TO $.08 PER SHARE.

   HONG KONG AND CHINA FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31               1998              1997              1996E

   Net asset value, beginning           $ 11.06           $ 12.97           $ 10.00
   of period

   Income from Investment
   Operations

    Net investment incomeC               .31               .17               .29

    Net realized and                     (1.10)            (1.95)            2.64
   unrealized gain (loss)

    Total from investment                (.79)             (1.78)            2.93
   operations

   Less Distributions

    From net investment                  (.06)             (.14)             (.01)
   income

    From net realized gain               --                (.08)             --

    Total distributions                  (.06)             (.22)             (.01)

   Redemption fees added to              .04               .09               .05
   paid in capital

   Net asset value, end of              $ 10.25           $ 11.06           $ 12.97
   period

   Total returnA,B                       (6.85)%           (13.36)%          29.83%

   Net assets, end of period            $ 140,824         $ 177,416         $ 109,880
   (000 omitted)

   Ratio of expenses to                  1.41%             1.31%             1.62%
   average net assets

   Ratio of expenses to                  1.40%D            1.31%             1.62%
   average net assets after
   expense reductions

   Ratio of net investment               3.07%             1.18%             2.53%
   income to average net
   assets

   Portfolio turnover rate               109%              174%              118%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

   JAPAN FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31            1998              1997              1996              1995              1994

   Net asset value, beginning        $ 11.10           $ 11.68           $ 12.08           $ 14.27           $ 13.35
   of period

   Income from Investment
   Operations

    Net investment income             (.04)C            (.06)C            (.02)C            (.02)             (.04)C
   (loss)

    Net realized and                  (.81)             (.55)             (.40)             (1.89)            1.31
   unrealized gain (loss)

    Total from investment             (.85)             (.61)             (.42)             (1.91)            1.27
   operations

   Less Distributions

    In excess of net                  (.18)             (.01)             --                --                --
   investment income

    From net realized gain            --                --                --                (.36)             (.39)

    Total distributions               (.18)             (.01)             --                (.36)             (.39)

   Redemption fees added to           .02               .04               .02               .08               .04
   paid in capital

   Net asset value, end of           $ 10.09           $ 11.10           $ 11.68           $ 12.08           $ 14.27
   period

   Total returnA,B                    (7.52)%           (4.89)%           (3.31)%           (12.96)%          10.45%

   Net assets, end of period         $ 265,395         $ 255,555         $ 290,495         $ 343,981         $ 469,639
   (000 omitted)

   Ratio of expenses to               1.49%             1.42%             1.15%             1.15%             1.42%
   average net assets

   Ratio of expenses to               1.48%D            1.40%D            1.14%D            1.15%             1.42%
   average net assets after
   expense reductions

   Ratio of net investment            (.37)%            (.54)%            (.12)%            (.06)%            (.32)%
   income (loss) to average
   net assets

   Portfolio turnover rate            62%               70%               83%               86%               153%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   JAPAN SMALL COMPANIES FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31               1998             1997              1996E

   Net asset value, beginning           $ 6.47           $ 9.13            $ 10.00
   of period

   Income from Investment
   Operations

    Net investment income                (.01)            (.03)             (.03)
   (loss)C

    Net realized and                     (.45)            (2.63)            (.87)
   unrealized gain (loss)

    Total from investment                (.46)            (2.66)            (.90)
   operations

   Less Distributions

    In excess of net                     (.01)            (.01)             --
   investment income

    From net realized gain               --               (.03)             --

    Total distributions                  (.01)            (.04)             --

   Redemption fees added to              .01              .04               .03
   paid in capital

   Net asset value, end of              $ 6.01           $ 6.47            $ 9.13
   period

   Total returnA,B                       (6.94)%          (28.80)%          (8.70)%

   Net assets, end of period            $ 99,987         $ 84,274          $ 105,664
   (000 omitted)

   Ratio of expenses to                  1.23%            1.35%             1.34%
   average net assets

   Ratio of expenses to                  1.23%            1.34%D            1.34%
   average net assets after
   expense reductions

   Ratio of net investment               (.20)%           (.46)%            (.32)%
   income (loss) to average
   net assets

   Portfolio turnover rate               39%              101%              66%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OF OPERATIONS) TO OCTOBER 31, 1996.

   LATIN AMERICA FUND

   Selected
   Per-Share
   Data and
   Ratios

   Years ended            1998              1997              1996              1995              1994
   October 31

   Net asset              $ 15.51           $ 12.59           $ 9.75            $ 16.21           $ 13.28
   value,
   beginning of
   period

   Income from
   Investment
   Operations

    Net                    .22C,E            .20C              .22               .04               .07
   investment
   income

    Net                    (4.81)            2.92              2.72              (6.52)            2.82
   realized and
   unrealized
   gain (loss)

    Total from             (4.59)            3.12              2.94              (6.48)            2.89
   investment
   operations

   Less
   Distributions

    From net               (.20)             (.23)             (.12)             --                (.05)
   investment
   income

    From net               --                --                --                --                (.05)
   realized gain

    Total                  (.20)             (.23)             (.12)             --                (.10)
   distributions

   Redemption              .01               .03               .02               .02               .14
   fees added
   to paid in
   capital

   Net asset              $ 10.73           $ 15.51           $ 12.59           $ 9.75            $ 16.21
   value, end of
   period

   Total                   (30.01)%          25.42%            30.69%            (39.85)%          22.89%
   returnA,B

   Net assets,            $ 332,240         $ 808,542         $ 557,889         $ 466,289         $ 888,530
   end of period
   (000
   omitted)

   Ratio of                1.34%             1.30%             1.32%             1.41%             1.48%
   expenses to
   average net
   assets

   Ratio of                1.33%D            1.29%D            1.32%             1.41%             1.48%
   expenses to
   average net
   assets after
   expense
   reductions

   Ratio of net            1.49%             1.19%             1.48%             .97%              .47%
   investment
   income to
   average net
   assets

   Portfolio               31%               64%               70%               57%               77%
   turnover
   rate


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM CENTRAL ELECTRICAS BRASILEIRAS WHICH AMOUNTED TO $.06 PER SHARE.

   NORDIC FUND

   Selected Per-Share Data and
   Ratios

   Years ended October 31               1998              1997             1996D

   Net asset value, beginning           $ 15.94           $ 12.77          $ 10.00
   of period

   Income from Investment
   Operations

    Net investment incomeC               .03               .10              .17F

    Net realized and                     1.46              3.19             2.57
   unrealized gain (loss)

    Total from investment                1.49              3.29             2.74
   operations

   Less Distributions

    From net investment                  (.07)             (.05)            --
   income

    From net realized gain               (1.18)            (.10)            --

    Total distributions                  (1.25)            (.15)            --

   Redemption fees added to              .08               .03              .03
   paid in capital

   Net asset value, end of              $ 16.26           $ 15.94          $ 12.77
   period

   Total returnA,B                       10.99%            26.24%           27.70%

   Net assets, end of period            $ 101,858         $ 73,278         $ 30,871
   (000 omitted)

   Ratio of expenses to                  1.35%             1.42%            2.00%E
   average net assets

   Ratio of net investment               .20%              .67%             1.52%
   income to average net
   assets

   Portfolio turnover rate               69%               74%              35%


   A TOTAL RETURNS FOR DO NOT INCLUDE A ONE TIME SALES CHARGE.
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.16 PER SHARE.

   PACIFIC BASIN FUND

   Selected
   Per-Share
   Data and
   Ratios

   Years ended            1998              1997              1996              1995              1994
   October 31

   Net asset              $ 13.41           $ 14.65           $ 14.88           $ 19.96           $ 17.48
   value,
   beginning of
   period

   Income from
   Investment
   Operations

    Net                    (.02)C            (.01)C            .05C              .07C              .10
   investment
   income
   (loss)

    Net                    (1.26)            (1.16)            (.29)             (3.12)            2.78
   realized and
   unrealized
   gain (loss)

    Total from             (1.28)            (1.17)            (.24)             (3.05)            2.88
   investment
   operations

   Less
   Distributions

    From net               --                (.01)             --                --                (.01)
   investment
   income

    In excess              (.25)             (.07)             --                (.02)             (.11)
   of net
   investment
   income

    From net               --                --                --                (2.02)            (.28)
   realized gain

    Total                  (.25)             (.08)             --                (2.04)            (.40)
   distributions

   Redemption              .01               .01               .01               .01               --
   fees added
   to paid in
   capital

   Net asset              $ 11.89           $ 13.41           $ 14.65           $ 14.88           $ 19.96
   value, end of
   period

   Total                   (9.52)%           (7.97)%           (1.55)%           (15.87)%          16.88%
   returnA,B

   Net assets,            $ 195,464         $ 239,517         $ 572,150         $ 317,635         $ 553,532
   end of period
   (000
   omitted)

   Ratio of                1.73%             1.32%             1.26%             1.32%D            1.54%
   expenses to
   average net
   assets

   Ratio of                1.72%E            1.31%E            1.24%E            1.32%             1.54%
   expenses to
   average net
   assets after
   expense
   reductions

   Ratio of net            (.16)%            (.04)%            .30%              .44%              .04%
   investment
   income
   (loss) to
   average net
   assets

   Portfolio               57%               42%               85%               65%               88%
   turnover
   rate


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   SOUTHEAST ASIA FUND

   Selected
   Per-Share
   Data and
   Ratios

   Years ended            1998              1997              1996              1995              1994
   October 31

   Net asset              $ 9.55            $ 14.69           $ 13.88           $ 14.61           $ 13.24
   value,
   beginning of
   period

   Income from
   Investment
   Operations

    Net                    .09C              .04C,D            .14C              .15               .04
   investment
   income

    Net                    (1.48)            (4.62)            .87               (.91)             1.23
   realized and
   unrealized
   gain (loss)

    Total from             (1.39)            (4.58)            1.01              (.76)             1.27
   investment
   operations

   Less
   Distributions

    From net               (.05)             (.10)             (.23)             --                (.04)
   investment
   income

    In excess              --                (.07)             --                --                (.03)
   of net
   investment
   income

    From net               --                (.40)             --                --                --
   realized gain

    Total                  (.05)             (.57)             (.23)             --                (.07)
   distributions

   Redemption              .02               .01               .03               .03               .17
   fees added
   to paid in
   capital

   Net asset              $ 8.13            $ 9.55            $ 14.69           $ 13.88           $ 14.61
   value, end of
   period

   Total                   (14.44)%          (32.48)%          7.59%             (5.00)%           10.87%
   returnA,B

   Net assets,            $ 223,339         $ 278,847         $ 755,346         $ 649,868         $ 825,734
   end of period
   (000
   omitted)

   Ratio of                1.83%             1.32%             1.13%             1.10%             1.47%
   expenses to
   average net
   assets

   Ratio of                1.79%E            1.32%             1.12%E            1.10%             1.47%
   expenses to
   average net
   assets after
   expense
   reductions

   Ratio of net            1.07%             .22%              .95%              .90%              .22%
   investment
   income to
   average net
   assets

   Portfolio               95%               141%              102%              94%               157%
   turnover
   rate


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   UNITED KINGDOM FUND
   Selected
   Per-Share
   Data and
   Ratios

   Years ended            1998            1997            1996D
   October 31

   Net asset              $ 14.21         $ 11.89         $ 10.00
   value,
   beginning of
   period

   Income from
   Investment
   Operations

    Net                    .19C            .31C            .16
   investment
   income

    Net                    .46             2.31            1.75
   realized and
   unrealized
   gain (loss)

    Total from             .65             2.62            1.91
   investment
   operations

   Less
   Distributions

    From net               (.19)           (.13)           (.04)
   investment
   income

    From net               (.80)           (.20)           --
   realized gain

    Total                  (.99)           (.33)           (.04)
   distributions

   Redemption              .09             .03             .02
   fees added
   to paid in
   capital

   Net asset              $ 13.96         $ 14.21         $ 11.89
   value, end of
   period

   Total                   5.33%           22.87%          19.38%
   returnA,B

   Net assets,            $ 6,915         $ 5,709         $ 2,656
   end of period
   (000
   omitted)

   Ratio of                2.02%E          2.00%E          2.00%E
   expenses to
   average net
   assets

   Ratio of                2.01%F          1.99%F          1.97%F
   expenses to
   average net
   assets after
   expense
   reductions

   Ratio of net            1.26%           2.36%           1.62%
   investment
   income to
   average net
   assets

   Portfolio               191%            96%             50%
   turnover
   rate

   A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSES WOULD HAVE BEEN HIGHER.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.








You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The funds' annual and semi-annual
reports include a discussion of    the fund's holdings and     recent
market conditions and the funds' investment strategies    that
affected     performance   .
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, Fidelity Web Xpress and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.
TIF-pro-1298
1.538563.101

FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND, AND FIDELITY UNITED KINGDOM FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1998

This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Report is incorporated herein. The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December 30, 1998, or an Annual Report, please call Fidelity(registered trademark)
at 1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.

TABLE OF CONTENTS                      PAGE

INVESTMENT POLICIES AND                62
LIMITATIONS

SPECIAL CONSIDERATIONS REGARDING       77
AFRICA

SPECIAL CONSIDERATIONS REGARDING       78
CANADA

SPECIAL CONSIDERATIONS REGARDING       78
EUROPE

SPECIAL CONSIDERATIONS REGARDING       80
ASIA

SPECIAL CONSIDERATIONS REGARDING       87
LATIN AMERICA

SPECIAL CONSIDERATIONS REGARDING       88
THE RUSSIAN FEDERATION

PORTFOLIO TRANSACTIONS                 89

VALUATION                              95

PERFORMANCE                            95

ADDITIONAL PURCHASE, EXCHANGE          115
AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES                116

TRUSTEES AND OFFICERS                  117

CONTROL OF INVESTMENT ADVISER   S      121

MANAGEMENT CONTRACTS                   121

DISTRIBUTION SERVICES                  130

TRANSFER AND SERVICE AGENT             133
AGREEMENTS

DESCRIPTION OF THE TRUST               134

FINANCIAL STATEMENTS                   135

APPENDIX                               135

TIF-ptb-1298
   1.538868.101

(fidelity_logo_graphic) (registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF CANADA FUND
(CANADA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF EMERGING MARKETS FUND
(EMERGING MARKETS FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF EUROPE FUND
(EUROPE FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
INVESTMENT LIMITATIONS OF EUROPE CAPITAL APPRECIATION FUND
(EUROPE CAPITAL APPRECIATION FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF FRANCE FUND
(FRANCE FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF GERMANY FUND
(GERMANY FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF HONG KONG AND CHINA FUND
(HONG KONG AND CHINA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF JAPAN FUND
(JAPAN FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
INVESTMENT LIMITATIONS OF JAPAN SMALL COMPANIES FUND
(JAPAN SMALL COMPANIES FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF LATIN AMERICA FUND
(LATIN AMERICA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF NORDIC FUND
(NORDIC FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF PACIFIC BASIN FUND
(PACIFIC BASIN FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF SOUTHEAST ASIA FUND
(SOUTHEAST ASIA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
INVESTMENT LIMITATIONS OF UNITED KINGDOM FUND
(UNITED KINGDOM FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy,    the
claims of     owners of bonds and preferred stock take precedence over
the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
COUNTRIES NOT CONSIDERED TO HAVE EMERGING MARKETS. As of October 31, 1998, the following countries are not considered to have emerging markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
DEBT SECURITIES. are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative
characteristics and may be    more     sensitive to economic changes
and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER   -    QUALITY DEBT SECURITIES. Lower   -    quality debt
securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity
to pay. The market prices of lower   -    quality debt securities may
fluctuate more than those of higher   -    quality debt securities and
may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower   -    quality debt securities may be thinner and
less active than that for higher   -    quality debt securities, which
can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity
of lower   -    quality debt securities and the ability of outside
pricing services to value lower   -    quality debt securities.
Because the risk of default is higher for lower   -    quality debt
securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is
liquidated or declares bankruptcy,    the claims of     owners of
bonds take precedence over the claims of those who own preferred and common stock.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt
instruments for temporary   ,     defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of these countries. Economic performance is closely tied to world commodity markets, particularly oil, and also to weather conditions, such as drought.
Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe, confirm EIU
1995), with GDP growth rates ranging from 5.5% to 6.0%. Two countries, Yemen and Bahrain, are experiencing growth at or below 2.0%, and one country, Libya, is experiencing (-4.0%) negative growth.
African economic growth is projected to remain higher than in any recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be negatively impacted from the slowdown in global growth, and its effects on commodity prices.
Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
Twelve African countries have active equity markets (Bahrain, Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an average increase of 54% over 1995 levels.
The South African market is the largest in Africa and has a capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies. SPECIAL CONSIDERATIONS REGARDING CANADA
Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants of France, the United Kingdom and indigenous peoples. The country has a workforce of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent referendums on Quebec sovereignty have been narrowly defeated and the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.
Canada is one of the richest nations in the world in terms of natural resources. The country is a major producer of such commodities as forest products, mining, metals, and agricultural products. Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.
The United States is Canada's largest trading partner and approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.
For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of currency conversion. SPECIAL CONSIDERATIONS REGARDING EUROPE
Europe can be divided into two distinct categories of market development: the developed economies of Western Europe and the transition economies of Eastern Europe.
Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union (EU)
and European    and Economic     Monetary Union (EMU) - will have upon
the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define
and differentiate each of the Continent's countries today.    The
third and final stage of the EMU is scheduled to be implemented on January 1, 1999.
The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.
A second component of the EU is the establishment of a single currency
- the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.
On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, today's currencies will cease to exist.
Many foreign and domestic businesses are establishing or increasing their presence in Europe in anticipation of the new unified single market. Clear, confident visions of a diverse, multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the region. A successful EMU could prove to be an engine for sustained growth throughout Europe.
While the securities markets view the introduction of the euro as inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.
For those countries in Western and Eastern Europe that will not be included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of Eastern Europe are embarking on the transition from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt payments, the other markets in Eastern Europe suffered significant destabilization of which the extent and duration is still unknown. FRANCE. France is a republic of over 58 million people in the historic if not the geographic center of Western Europe. The Fifth French Republic, established in the early postwar period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and-go cycle in France.
The French economy is the world's fourth-largest Western industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.
The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.
In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.
France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.
The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau March, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse financial companies that account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and ensuring market transparency.
GERMANY. Germany is the largest economy in all of Europe and is the third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post-war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half. The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.
The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.
The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.
Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.
Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.
The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria.
NORDIC COUNTRIES. Increasing economic globalization and the expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.
Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.
Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of government among the Nordic countries is dominated by long-standing, left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU
sentiments. However, in May 1998, Finland w   as     formally admitted
in the "first wave" of the EMU.
Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil-driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.
Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both country's economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.
A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.
The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other country's listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial impact upon the performance of the companies in the HEX Index.
UNITED KINGDOM. The United Kingdom is the world's sixth largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.
The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.
In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the employment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.
Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank. Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.
The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.
SPECIAL CONSIDERATIONS REGARDING ASIA
Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.
The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.
Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the
market. The two key indexes are the Tokyo Stock    Exchange     Index
(TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year.
Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.
Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.
Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the Diet) had been consistently dominated by the Liberal Democratic Party (LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.
Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan. Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.
CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment, has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.
Such success has not come without negatives. As a communist system in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.
Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.
In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.
To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending. Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.
Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.
Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.
Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.
As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.
The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.
A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of its Gross Domestic Product. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.
The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.
As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S. The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.
Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.
In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.
To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.
Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.
AUSTRALIA. Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
The country has a western style capitalist economy with a workforce of
9.2 million people that is concentrated in services, mining, and agriculture. Australia's large agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses abundant natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to spur growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate.
With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The government has set a goal of achieving a government budget surplus in fiscal year 1998/1999.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
After suffering a significant recession in 1990-91, the Australian economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.
Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.
Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar. INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.
In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.
The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country. Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.
The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.
The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.
MALAYSIA. 1997 saw Malaysia's GDP growth slow to 7.4%, down from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.
However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%. By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.
Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.
Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.
While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.
SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.
The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.
Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.
SOUTH KOREA. South Korea has been one of the more spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.
Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.
The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.
In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.
THAILAND. The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.
In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.
   INDIA. India is the second most populous and seventh largest country in the world. Although the country occupies only 2.4% of the world's land area, it supports over 15% of the world's population. Only China has a larger population. The Indian government is classified as a federation, or union, and is, under its constitution a "sovereign, socialist, secular, democratic republic" composed of 25 states and 7 union territories. Like the United States, it has a federal form of government. However, the central government in India has greater power in relation to its states, and is patterned after the British parliamentary system.
   India's population was estimated at 952 million in 1997 and has been projected to double by the year 2028. Religion, caste, and language are major determinants of social and political organization. Although 83% of the people are Hindu, India also is the home of more than 120 million Muslims - one of the world's largest Muslim populations. Despite economic modernization and laws countering discrimination against the lower end of the class structure, the caste system remains an important factor in Indian society.
   India has the world's fifth largest economy in terms of purchasing power parity. About 62% of the population depends directly on agriculture. Industry and services sectors are growing in importance and account for 29% and 42% of GDP, respectively, while agriculture contributes about 29%. More than 35% of the population lives below the poverty line, but a large and growing middle class of 150 - 200 million has disposable income for consumer goods. In the industrial sector, India now manufactures a variety of finished products for domestic use and export.
   India gained independence in 1947 after two centuries of British colonial rule. Economic policies in the first four decades of independence were driven by its leaders' deep distrust of foreign economic interests and admiration for the Soviet model of centrally planned industrialization. Accordingly, the country has followed a policy regime that has been characterized by extreme protectionism and public sector dominance in strategic sectors. Nevertheless, India has developed a large and diversified private sector, and agriculture has remained almost entirely in private hands.
   India's treatment of foreign investment has been alternatively encouraging, ambivalent or difficult, depending on the industry sector involved. Most industries are open to limited investment by multinational companies while others are closed to foreign investors. Sectors closed to foreign investment currently number five: mineral oils; railway transport; war ships and the military-related areas of aircraft; atomic energy; and associated minerals. Although recent measures have liberalized the investment limits on a number of major industries, several political parties, deeply hostile to foreign investment, have made these issues the subject of pre-election rhetoric.
   India has a large and active stock market which ranks twentieth globally in market value. There are 23 recognized stock exchanges in India. The BSE is the premier exchange; accounting for more than one-third of trading volume, over 70% of listed capital and over 90% of market capitalization. As of the end of 1997 there were 5,842 listed companies on the BSE with a total market value of U.S. $128.27 billion.
   Relations between India and its neighbors have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests in May of 1998 have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious. Relations with Nepal, with Bhutan and with China are marred by China's two territorial claims in the nation's east and north. Historical suspicions remain following the 1962 border war between India and China and the two countries have continued to work towards expanding their political and economic influence in the South Asian region.
   While India presents many attractions for U.S. investors, there are a number of factors that could pose considerable risk to those investing in this market: Contemporary politics have become increasingly unpredictable since the resounding defeat of Congress in 1996 after decades at the helm. The alignment of political forces has become increasingly erratic among factions, parties and interest groups. Some factions within the current administration have been hostile to foreign investment and could impose measures that would be detrimental to the interests and rights of these investors.
   India's foreign relations in the region remain fragile and the possibility of increased tensions or open warfare is an ever-present danger to the stability of the market. In addition, the monetary cost of economic sanctions resulting from recent nuclear tests could substantially impact economic growth and corporate profits. Sanctions affect India in several ways. Crucially, there will be a deferment or loss of direct aid and concessional loans, from multilateral agencies (notably the World Bank) and bilateral donors (the U.S., Japan and Canada, among others). The loss of export credit and guarantees, notably from the US Export-Import Bank could delay and increase the cost of large infrastructure and foreign investment projects. This, in turn, could have a negative impact upon creditor and investor confidence in the Indian market.
   Relative to the more mature markets of the world, the level of corporate disclosure in India is very low and companies are generally less disposed to act in the best interests of their shareholders. Accordingly, investors face a much more difficult task in ascertaining the true investment worth of a particular stock.
   As with most other emerging markets, the Indian market has been negatively impacted by recent economic and currency turmoil in the world's less developed regions and is likely to be similarly impacted in any future weakness. Currency fluctuation is an additional risk to U.S. investors as any weakening in the value of the Indian rupee versus the U.S. dollar could erode the value of their investments upon currency translation.
   TAIWAN. Taiwan is one of the most densely populated countries in the world, with a population of over 20 million, or 1,504 persons per square mile. Most Taiwanese are descendants of immigrants who came from China's Fukien and Kwantung provinces over 100 years ago. Mandarin is the official language while English is taught to all students as their first foreign language, beginning in the seventh grade.
   Although settled by Chinese in the seventeenth century, Taiwan (also called Formosa) was ruled by Japan from 1895-1945 and subsequently reverted to Chinese administration at the end of World War II. In 1949, nationalist leader Chiang Kai-shek took control of the island after fleeing mainland China with two million supporters, following his defeat at the hands of the communists. Since that time, Taiwan has been governed by the right-wing Kuomintang (KMT) which was founded by Chiang Kai-shek. In 1996 the island held its first popular presidential elections in which the KMT retained its control.
   Both the Taipei and Beijing governments consider Taiwan an integral part of China. The KMT has vowed to reconquer the mainland while The People's Republic of China has urged Taiwan to accept a peaceful reunification with the mainland. China has proposed that they regain sovereignty over Taiwan on the basis of a "one country-two systems" arrangement similar to that of the recent reunification of Hong Kong. Nevertheless, China has periodically threatened to annex Taiwan through military action.
   Under the KMT government, Taiwan achieved a remarkable record of economic growth with the assistance of massive U.S. aid in the early years of the post war period. Today, Taiwan has one of the world's strongest economies and is among the ten leading capital exporters. Between 1980 and 1990 real GDP expanded at an average annual rate of 7.9%. During 1990-95 an annual GDP growth rate of 6.6% was recorded. In 1996, compared with the previous year, GDP increased by 5.7% in real terms, while it was anticipated that growth would exceed 6.0% in 1997 and 1998. Between 1960 and 1973 the island's exports rose 20 fold and real GDP increased 3.3 times. Even more remarkable, as the shift of millions of people from villages to cities took place, was the high level of employment. Between 1964 and 1995 the unemployment rate rarely exceeded 2% of the work force in any year.
   Prior to 1967 foreign sources played a large role in financing capital formation expansion, but thereafter domestic savings financed the entire growth of net capital formation. By 1986 the ratio of national gross savings to GDP had reached 38.5%. Thereafter the ratio declined, standing at 26.0% in 1996. The expansion of foreign trade was the major reason for Taiwan's rapid capital growth. Much of the growth in exports could be attributed to the competitiveness of its exports in price and quality in world markets.
   Since the mid-1990s the island's traditional reliance upon light industry has gradually given way to high technology activities, as emphasis shifted from labor-intensive to capital-intensive production. The electrical and electronic machinery sector continued to show particularly strong growth in the 1990s as did the chemical sector. Taiwan also has eleven vehicle manufacturers, all of which have contracted joint ventures with foreign companies. By the mid-1990s Taiwan had become one of the world's largest producers of personal computers and semiconductors.
   Taiwan has a large and active stock market ranking twelfth by market value among the world's markets. The TSE in Taipei is the only official stock exchange in Taiwan, although there is also a small OTC market. At the end of 1997 there were 404 companies listed on the TSE with a market capitalization of US$288.1 billion. The market is dominated by individual investors, who account for 90.7% of total turnover in listed shares. Many local institutions, such as banks, insurance companies or pension funds, are prohibited or restricted from investing in listed shares. Foreign individuals and institutional investors meeting certain criteria have been able to invest in the market directly since 1990 but are subject to certain limits. Foreign involvement in the market through qualified foreign institutional investors and mutual funds is small but growing.
   Investing in Taiwan entails special risks as well as those risks that are common to other emerging markets. Taiwan's relations with The People's Republic of China remain fragile. The conflict between the entrenched nationalization of China and the nascent nationalism of Taiwan persists and armed conflict between the two nations remains a possibility. Beijing continues its policy of attempting to isolate Taiwan and could use its growing economic power and political influence to interfere with the nation's trade with the rest of the world's economies.
   In addition, the Taiwan market has been one of the most volatile in Asia over the past decade. The country did not escape the effects of the Asian economic and currency crises in 1997 and 1998 and could continue to be negatively impacted by an extension of the current regional turmoil. The nation's heavy dependence upon trade and manufacturing partnerships with foreign companies also leaves it particularly vulnerable to downturns in the global economies. Currency fluctuation is an additional risk to U. S. investors as any weakening in the value of the local currency versus the U.S. dollar could erode the value of their investments upon currency conversion.
   THE PHILIPPINES. The Philippines is a developing democratic republic. After 300 years of Spanish rule, the United States acquired the Philippines from Spain in 1898 and ruled for 48 years. The country subsequently gained its independence from the United States in 1946. The nation, as provided by the 1987 Constitution, is a democratic republican state with a presidential form of government. However, since its independence, the government has been periodically roiled by military coups, martial law and political assassinations.
   The Filipino population consists of approximately 70 million people, primarily of Indo-Malay, Chinese and Spanish descent. Thirteen percent of the population lives within the Metro Manila area. Most Filipinos are bilingual, with English as the basic language in business, government, schools, and everyday communication. While there are 87 languages spoken throughout the Philippines, the official language is Pilipino, which is spoken mainly in the Metro Manila area and widely used in the mass media.
   The Philippine economy is basically agricultural if food-processing manufacture is included. Agriculture (including forestry and fishing) contributed 21.5% of GDP in 1996, and engaged 39.8% of the employed labor force, while industry (including mining, manufacturing, construction and power) contributed 31.9% of GDP and engaged 16.5% of the employed labor force.
   Manufacturing accounted for 22.6% of GDP in 1996 and engaged 9.8% of the labor force. The principal branches of manufacturing are food products, petroleum refineries, electrical machinery, chemical products, beverages, metals and textiles.
   The services sector contributed 46.6% of GDP in 1996, and engaged 43.7% of the employed labor force. Remittances from Filipino workers abroad constituted the Government's principal source of foreign exchange, while tourism remains a significant sector of the economy.
   In 1995 the Philippines recorded a trade deficit and a deficit on the current account of the balance of payments. The principal source of imports was Japan, which accounted for 22.1% of the total. Other significant suppliers were the United States, Saudi Arabia, Singapore, the Republic of Korea and Taiwan. The United States was the principal market for exports (35.8%), while other purchasers were Japan, Singapore and the United Kingdom.
   Under the regime of General Fidel Ramos, installed in 1992, the economic performance of the Philippines improved dramatically, owing to extensive structural reforms, including the dismantling of protectionist legislation and the liberalization of trade, foreign investment and foreign exchange controls. However, economic growth was adversely affected by the regional financial crisis in 1997. The effective devaluation of the peso in July caused a collapse of the stock market and led to rising inflation and the depletion of foreign exchange reserves. The absence of large foreign investment inflows, which had previously contributed to an overall surplus on the balance of payments despite a recurrent account deficit, resulted in an overall deficit in 1997.
   The Philippine stock exchange (PSE) is the country's only exchange and ranks thirty-sixth in total market capitalization among the world's markets. The total number of companies listed on the exchange was 221 in 1997. Individual domestic investors are the majority participants while foreign investment is dominated by the Taiwanese, who are closely followed by the Japanese and Hong Kong Chinese. Foreign investors are generally allowed to acquire 100% of the equity of a Philippine listed company, although there are businesses where foreign ownership is restricted by law.
   Foreign investors face special risks when investing in the Philippines. The country's economy and stock market have historically been highly sensitive to changes in the Asian region's economies and this has been amply demonstrated in recent years. After posting dramatic gains in the four years preceding Asia's financial crisis in mid-1997, the Philippine stock market plummeted in response to the spreading economic, political turmoil in Southeast Asia and Japan. The market's weakness was further exacerbated as foreign investors pulled out of the market in large numbers.
   Weakening conditions in neighboring countries has also negatively impacted the Philippine peso. Plummeting currencies in Thailand, Indonesia, Singapore and Malaysia sent the Philippine peso into a steady decline. Over the 1997 calendar year, the value of the peso fell by 52 percent versus the U.S. dollar.
   For U.S. investors, currency fluctuation presents an additional risk to investing in the Philippines as a weakening peso can erode the investment returns on their investments in that country.
   Because the Philippines is highly dependent upon the United States, Japan and the Southeast Asian countries as the primary purchasers of their exports, their economy is particularly sensitive to changes in the economic fortunes of these nations.
   Although the Philippine political climate appears to have improved over the past few years, investors should be aware that the country has periodically been subjected to military coups, martial law, and wide spread political corruption since it gained independence. Several past administrations have instituted policies that have also been detrimental to the domestic economy and the rights of its citizens. Cronyism and corruption have also been rampant in both government and the business community to the detriment of the interests of corporate shareholders.
   PAKISTAN. The Islamic Republic of Pakistan was founded in 1947, when the British partitioned the South Asian subcontinent into two states: India and Pakistan. (East Pakistan broke away to become Bangladesh in 1971). The Pakistan constitution of 1973, amended substantially in 1985, provides for a President (Chief of State) who is elected by an electoral college consisting of both houses of the federal parliament and members of the four provincial legislatures. The National Assembly in a special session elects a Prime Minister. Following the election, the President invites the Prime Minister to create a government. The constitution permits a vote of "no confidence" against the Prime Minister by a majority of the National Assembly. In practice, the army has a strong voice in the decision-making process and few Presidents have been able to oppose its interests for long.
   Relations between Pakistan and India have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. India has accused Pakistan of fomenting religious and political unrest and in 1994 there were frequent disturbances in the region. The two sides frequently exchange fire. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious as the resumption of IMF funding is currently in jeopardy.
   With a per capita GDP of about $470, Pakistan is considered a low-income country by the World Bank. No more than 39% of adults are literate and life expectancy at birth is about 62 years. Relatively few resources have been devoted to socio-economic development or infrastructure projects. Inadequate provision of social services and high population growth have contributed to a persistence of poverty and unequal income distribution.
   The country's principal natural resource is arable land ( 25% of the total land area is under cultivation). Agriculture accounts for 24% of GDP and employs about 50% of the labor force. Wheat, cotton, and rice together account for almost 70% of the value of total crop output and are among the countries major exports. Pakistan's manufacturing sector accounts for about 20% of GDP. Cotton textile production and apparel manufacturing are Pakistan's largest industries, accounting for about 50% of total exports. Other major industries include cement, fertilizer, sugar, steel, tobacco, chemicals, machinery and food processing.
   Weak world demand for its exports and domestic political uncertainty have contributed to the nation's widening trade deficit. The nation continues to rely heavily on imports of such materials as petroleum products, capital goods, industrial raw materials and consumer products and the resulting external imbalance has left Pakistan with a growing foreign debt burden. Annual debt service now exceeds 27% of export earnings.
   Pakistan has three stock exchanges located in Karachi, Lahore and Islamabad. The Karachi Stock Exchange (KSE) is dominant, accounting for approximately 80% of equity transactions in Pakistan. The KSE ranks forty-eighth among the world's markets and had a market capitalization of US$11billion in 1997. At the end of that year there were 781 companies listed on the KSE. The combined market capitalization of the 20 largest companies represented 71.7% of the market total.
   U.S. investors should be aware that there are a number of factors that could pose special risks to investing in Pakistan securities. Among these is the country's long history of government instability marked by military coups, political assassinations and frequent outbreaks of violent rioting, strikes and ethnic unrest. While recent governments have made some progress on addressing some of the country's social and economic ills, the current administration is faced with a number of serious crises. The country appears to be close to defaulting on its international commitments. With no debt repayments made since August of 1998, Pakistan faces the possibility of outright default unless it can secure a bailout package and debt rescheduling. Recent talks with the IMF on a debt rescue package broke down and a default could precipitate declines in the nation's trade and currency. By November of 1998, foreign investment has slowed dramatically in response to a rise in investment risk and new restrictions imposed by the central bank designed to limit the outflow of foreign exchange.
   Corruption within the government and business community remains a problem and corporate managements are generally not focused on improving shareholder interests.
   The threat of war with India over the disputed province of Kashmir remains a threat to peace in the region and any outbreak of hostilities would likely plunge the nation's economy into deep depression and further erode the relative value of its currency versus the world's major currencies.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for
the United States and Canada. Latin America   n     exports represent,
on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade
organizations, notably    Mercado Comum del Sur (    MERCOSUR   )    .
Talk of extending    the North American Free Trade Agreement
(    NAFTA   )     down through Latin America indicates some desire to
tie the economies even closer to those of the north.
Politically, Latin American countries generally have strong presidential systems closely modeled after the United States.
   The     transition to democracy is largely complete in most
countries   . A    ll enjoy good relations with the U   .S.    , with
whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off
of contagion from the    1995     currency crisis in Mexico,
increasing their stature in the eyes of most capital market
participants.
ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. GDP growth in 1997 was 8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth, averaging over 6% from 1991 to 1997, had been driven primarily by domestic
consumption.    Immediately after     the Mexican crisis,    bank
    liquidity    was     restrained.    However     deposits have
   since returned to the system surpassing the levels that existed prior to the crisis and liquidity is very much improved. Lending also
    increased    and consumer spending rebounded although it has
slowed somewhat due     to    the most recent Brazilian crisis    .
The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is
unemployment, quite high at 1   5    %. Menem's economic
liberalization policies have succeeded in attracting foreign
investment. From the    U.S.     alone, approximately $10 billion was
invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is
Brazil, and the    U.S.     is the second. Primary imports are
machinery, vehicles and chemicals.
The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a
predominantly two-party system to a three    party one    .
The Argentine stock market reached an all-time high in October of 1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect" of the Asian economic and currency crisis and the Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.
The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.
While Argentina's political situation is relatively stable; there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead
to social unrest and a    turnover of the     government    to the
control of parties     less favorable to investors.
BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was
introduced and supported via a floating exchange b   a    nd. The plan
has stabilized the exchange rate and controlled inflation which was
   at 2,700%     in 1994. Inflation in 1995 dropped to 81%, and fell
even further in 1996, settling at 18.7%. Perhaps the most remarkable achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.
Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct
investment (FDI) is coming in at record levels. In 199   8     the
country received over    20     billion    f    rom
   privatizations    . Still, there are restrictions against
investments in certain industries, such as metals and mining.
Traditionally    a primarily     agricultural economy, a strong
industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the
country is a leading producer of hydroelectric power, but    they
are     dependent on imports for oil.
Presidential elections w   ere     held in    October     1998
and     President Cardoso    won with 53% of the vote. This should
insure continuity in policy which will be much needed given the difficulties caused by the recent instability in the global markets and its impact on Brazil.
In 1997 the Brazilian stock market rose to an all-time high in the first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as
investors feared a raid on the Brazilian    r    eal. However, the
market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.
Investing in Brazil could entail special risks: High unemployment is
the chief challenge facing Brazil's president Cardoso    following his
reelection in October of 1998. Joblessness is at a record high and social unrest could hinder his progress in subduing inflation and denationalizing government ownership of many of its businesses. Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for U.S. investors who would see their investment returns eroded if the Brazilian real were to be devalued.
Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.
CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0% in 1996, down from 6.6% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1997 was 6.0%, a 0.6% drop over 1996. Unemployment in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.
Performance of the Chilean stock market was lackluster in 1997 as weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline
in pulp and steel prices   ,     and uncertainty about the growth
prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.
Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
Investors in the Chilean market face special risks: The Chilean market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.
As is typical of most emerging markets, much of the Chilean market
   equity     is firmly held by controlling families and their
associates. Accordingly these owners may not always act in the
interests of outside shareholders.    In addition, any weakness in the
Chilean currency versus the dollar could erode the investment returns to U.S. investors upon currency conversion.
MEXICO. The Mexican economy has recovered fairly well since the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the
setting of wage ceilings and    the adjustment     of interest rates
to control it. Domestic consumption, while improved, has yet to return to pre-1994 levels, and has also contributed to the containment of inflation.
The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as NAFTA further integrate the economies, giving the United States strong incentives to provide assistance in times of
crisis. NAFTA also    enabled     the recent recovery, given the ease
with which it allows increases in exports and investment. The Mexican stock market listed 194 companies with total capitalization of $156
billion in 1997   .
Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world. Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered
elections.    Numerous electoral reforms implemented since 1989 have
aided in the further opening of the Mexican political system and opposition parties have made historic gains in elections at all levels. Much of the impetus for establishing a real two party system in Mexico can be credited to President Zedillo and the PRI majority in Congress. During 1995-96 the political parties negotiated constitutional amendments to address electoral campaign fairness
issues, which passed unanimously.     The response from the Mexican
people was clear    as a record number of registered voters cast
ballots.     Though they took the most votes (39%) for the 500-member
Lower House of Congress, the PRI has lost their majority   . Mid-term
elections held in July of 1997, also saw large gains for opposition
parties     and    marked a significant step in Mexico's political
transformation.     Market reaction to the new Mexican political world
was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
Mexico's stock market fell sharply in late 1997 and continued its
   decent     through mid   -    1998 as the worsening Asian economic
and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America. Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to
widespread economic, currency and stock market turmoil such as    that
    recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.
While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly
in the    country's     less developed regions. Occasional flair-ups
of strikes and armed rebellion could pose a threat to Mexico's political and economic stability.
SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.
Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.
By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the markets strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In July of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their foreign debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock market. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31, 1998 and 1997, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

TURNOVER RATES                    1998          1997

CANADA FUND                           215    %   139%

EMERGING MARKETS FUND                 87    %    69%

EUROPE FUND                           114    %   57%

EUROPE CAPITAL APPRECIATION FUND      179    %   189%

FRANCE FUND                           182    %   150%

GERMANY FUND                          139    %   120%

HONG KONG AND CHINA FUND              109    %   174%

JAPAN FUND                            62    %    70%

JAPAN SMALL COMPANIES FUND            39    %    101%

LATIN AMERICA FUND                    31    %    64%

NORDIC FUND                           69    %    74%

PACIFIC BASIN FUND                    57    %    42%

SOUTHEAST ASIA FUND                   95    %    141%

UNITED KINGDOM FUND                   191    %   96%

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
The following table shows the total amount of brokerage commissions paid by each fund.

FISCAL YEAR ENDED                 TOTAL
OCTOBER 31                        AMOUNT PAID

CANADA FUND

1998                                  642,482

1997                               774,591

1996                               1,231,212

EMERGING MARKETS FUND

1998                                  2,127,160

1997                               6,781,007

1996                               8,100,767

EUROPE FUND

1998                                  6,836,412

1997                               2,000,945

1996                               1,026,293

EUROPE CAPITAL APPRECIATION FUND

1998                                  4,457,183

1997                               2,281,177

1996                               1,087,777

FRANCE FUND

1998                                  120,951

1997                               35,607

1996   A                           43,305

GERMANY FUND

1998                                  200,174

1997                               69,561

1996   A                           32,333

HONG KONG AND CHINA FUND

1998                                  836,162

1997                               1,985,116

1996   A                           554,367

JAPAN FUND

1998                                  488,421

1997                               1,040,186

1996                               1,626,469

JAPAN SMALL COMPANIES

1998                                  212,834

1997                               733,241

1996   A                           939,743

LATIN AMERICA FUND

1998                                  1,318,011

1997                               2,772,375

1996                               2,141,519

NORDIC FUND

1998                                  439,669

1997                               298,910

1996   A                           81,759

PACIFIC BASIN FUND

1998                                  574,842

1997                               1,749,948

1996                               3,943,996

SOUTHEAST ASIA FUND

1998                                  1,580,015

1997                               7,465,380

1996                               7,130,181

UNITED KINGDOM FUND

1998                                  20,208

1997                               10,578

1996   A                           5,284

   A From November 1, 1995 (commencement of operations).

Of the following tables, the first shows the total amount of brokerage
commissions paid by each fund to NFSC    and     FBS, as applicable,
for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a
fund to NFSC    and     FBS,        for transactions involving the
approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year
ended October 31, 1998. NFSC    and     FBS        are paid on a
commission basis.

                                  TOTAL AMOUNT PAID

FISCAL YEAR ENDED                 TO NFSC            TO FBS
OCTOBER 31



CANADA FUND

1998                              $    4,611         $    0

1997                              $ 2,560            $ 0

1996                              $ 42,312           $ 0

EMERGING MARKETS FUND

1998                              $    701           $    0

1997                              $ 12,752           $ 0

1996                              $ 29,103           $ 0

EUROPE FUND

1998                              $    0             $    2,644

1997                              $ 0                $ 196,495

1996                              $ 0                $ 34,043

EUROPE CAPITAL APPRECIATION FUND

1998                              $    0             $    10,741

1997                              $ 3,728            $ 150,145

1996                              $ 0                $ 19,477

FRANCE FUND

1998                              $    0             $    0

1997                              $ 0                $ 601

1996   A                          $ 0                $ 1,234

GERMANY FUND

1998                              $    0             $    8,519

1997                              $ 0                $ 12,760

1996   A                          $ 0                $ 8,857

HONG KONG AND CHINA FUND

1998                              $    0             $    0

1997                              $ 710              $ 0

1996   A                          $ 0                $ 0

JAPAN FUND

1998                              $    0             $    0

1997                              $ 0                $ 0

1996                              $ 0                $ 0

JAPAN SMALL COMPANIES FUND

1998                              $    0             $    0

1997                              $ 0                $ 0

1996   A                          $ 0                $ 0

LATIN AMERICA FUND

1998                              $    3,776         $    0

1997                              $ 10,387           $ 0

1996                              $ 29,528           $ 0

NORDIC FUND

1998                              $    0             $    2,554

1997                              $ 0                $ 25,958

1996   A                          $ 0                $ 3,427

PACIFIC BASIN FUND

1998                              $    0             $    0

1997                              $ 0                $ 0

1996                              $ 0                $ 180

SOUTHEAST ASIA FUND

1998                              $    0             $    0

1997                              $ 0                $ 0

1996                              $ 0                $ 0

UNITED KINGDOM FUND

1998                              $    0             $    61

1997                              $ 0                $ 0

1996   A                          $ 0                $ 124

   A From November 1, 1995 (commencement of operations).

FISCAL YEAR          % OF           % OF              % OF           % OF
ENDED                AGGREGATE      AGGREGATE         AGGREGATE      AGGREGATE
OCTOBER 1998         COMMISSIONS    DOLLAR AMOUNT     COMMISSIONS    DOLLAR AMOUNT
                     PAID TO NFSC   OF TRANSACTIONS   PAID TO FBS    OF TRANSACTIONS
                                    EFFECTED                         EFFECTED
                                    THROUGH NFSC                     THROUGH FBS

CANADA FUND              0.72    %      0.88    %         0    %         0    %

EMERGING                 0.03    %      0.09    %         0    %         0    %
MARKETS FUND

EUROPE FUND              0    %         0    %            0.04    %      0.04    %

EUROPE CAPITAL           0    %         0    %            0.24    %      0.26    %
APPRECIATION
FUND

FRANCE FUND              0    %         0    %            0    %         0    %

GERMANY                  0    %         0    %            4.26    %   5.03%
FUND(DAGGER)

HONG KONG AND            0    %         0    %            0    %         0    %
CHINA FUND

JAPAN FUND               0    %         0    %            0    %         0    %

   JAPAN SMALL           0%             0%                0%             0%
   COMPANIES
   FUND

LATIN AMERICA            0.29    %      0.73    %         0    %         0    %
FUND

NORDIC FUND              0    %         0    %            0.58    %      0.75    %

PACIFIC BASIN            0    %         0    %            0    %         0    %
FUND

SOUTHEAST ASIA           0    %         0    %            0    %         0    %
FUND

UNITED                   0    %         0    %            0.30    %      0.75    %
KINGDOM FUND


(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through FBS is a result of the low commission
rates charged by FBS   .

The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 1998.

FISCAL YEAR      $AMOUNT OF          $AMOUNT OF
ENDED            COMMISSIONS         BROKERAGE
OCTOBER 1998     PAID TO FIRMS       TRANSACTIONS
                 THAT PROVIDED       INVOLVED*
                 RESEARCH SERVICES*

CANADA FUND      $    625,510        $    284,494,807

EMERGING              1,760,509           468,331,150
MARKETS FUND

EUROPE FUND           6,106,275           2,756,032,037

EUROPE CAPITAL        4,022,513           1,848,835,689
APPRECIATION
FUND

FRANCE FUND           111,010             46,732,500

GERMANY FUND          179,150             74,399,030

HONG KONG AND         685,845             264,784,962
CHINA FUND

JAPAN FUND            454,625             237,537,472

JAPAN SMALL           203,706             79,016,309
COMPANIES
FUND

LATIN AMERICA         1,238,687           497,200,764
FUND

NORDIC FUND           406,869             151,005,394

PACIFIC BASIN         468,966             198,259,890
FUND

SOUTHEAST ASIA        1,144,757           298,918,589
FUND

UNITED                18,577              15,208,282
KINGDOM FUND

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
RETURN CALCULATIONS.    R    eturns quoted in advertising reflect all
aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's maximum sales charge, the effect of a fund's short-term trading fee or the effect of a fund's small account fee. Excluding a fund's sales charge, short-term trading fee or the small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's    NAVs    ,
adjusted    NAVs    , and benchmark indexes may be used to exhibit
performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages for the funds are shown below.

FUND NAME        13 WEEK LONG-TERM  39 WEEK LONG-TERM
                 MOVING AVERAGE     MOVING AVERAGE

CANADA FUND      $    12.96         $    15.85

EMERGING            $ 6.29             $ 8.34
MARKETS FUND

EUROPE FUND         $ 32.33            $ 34.91

EUROPE CAPITAL      $ 16.08            $ 17.52
APPRECIATION
FUND

FRANCE FUND         $ 14.77            $ 15.50

GERMANY FUND        $ 15.05            $ 15.79

HONG KONG AND       $ 8.66             $ 9.84
CHINA FUND

JAPAN FUND          $ 9.65             $ 10.00

JAPAN SMALL         $ 5.74             $ 5.89
COMPANIES
FUND

LATIN AMERICA       $ 10.15            $ 13.97
FUND

NORDIC FUND         $ 15.94            $ 17.33

PACIFIC BASIN       $ 11.25            $ 11.92
FUND

SOUTHEAST ASIA      $ 6.93             $ 7.98
FUND

UNITED              $ 13.64            $ 14.92
KINGDOM FUND

CALCULATING HISTORICAL FUND RESULTS. The following table shows
performance for each fund   .     The funds have a maximum front-end
sales charge of 3% which is included in the average annual and cumulative returns.
   R    eturns do not include the effect of a fund's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, the effect of Europe Fund, Europe Capital Appreciation Fund, and
Pacific Basin Fund's short-term 1.0   0    % trading fee, or Canada
Fund, Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, Southeast Asia Fund, and United Kingdom Fund's
1.5   0    % short-term trading fee, applicable to shares held less
than 90 days.
HISTORICAL FUND RESULTS. The following table shows each fund's return for the fiscal periods ended October 31, 1998.

                   AVERAGE ANNUAL                                     CUMULATIVE
                   RETURNS                                            RETURNS

                   ONE              FIVE             LIFE OF          ONE              FIVE             LIFE OF
                   YEAR             YEARS            FUND             YEAR             YEARS            FUND



CANADA FUND            -23.64    %      0.40    %        5.65    %+       -23.64    %      2.00    %        73.32    %+

EMERGING               -35.23    %      -15.51    %      -3.86    %       -35.23    %      -56.95    %      -27.02    %
MARKETS FUND
(11/1/90)*

EUROPE FUND            11.98    %       16.65    %       13.10    %+      11.98    %       115.96    %      242.44    %+

EUROPE CAPITAL         10.25    %   N/A                  16.26    %       10.25    %   N/A                  108.06    %
APPRECIATION
FUND
(12/21/93)*

FRANCE FUND            18.20    %   N/A                  18.87    %       18.20    %      N/A               67.95    %
(11/1/95)*

GERMANY FUND           19.12    %   N/A                  17.63%           19.12    %      N/A               62.74%
(11/1/95)*

HONG KONG AND          -9.65    %   N/A                  0.54    %        -9.65    %      N/A               1.63    %
CHINA FUND
(11/1/95)*

JAPAN FUND             -10.29    %      -4.53    %       0.94    %        -10.29    %      -20.69    %      5.88    %
(9/15/92)*

JAPAN SMALL            -9.74    %   N/A                  -16.28    %      -9.74    %      N/A               -41.32    %
COMPANIES
FUND
(11/1/95)*

LATIN AMERICA          -32.11    %      -3.83    %       1.61    %        -32.11    %      -17.75    %      9.23    %
FUND
   (4/19/    93)*

NORDIC FUND            7.66    %    N/A                  20.17    %       7.66    %       N/A               73.55    %
(11/1/95)*

PACIFIC BASIN          -12.23    %      -4.80    %       0.47    %+       -12.23    %      -21.80    %      4.81    %+
FUND

SOUTHEAST ASIA         -17.01    %      -8.68    %       -3.09    %       -17.01    %      -36.50    %      -15.93    %
FUND
(4/19/93)*

UNITED                 2.17    %       N/A               14.44    %       2.17    %       N/A               49.87    %
KINGDOM FUND
(11/1/95)*


* Commencement of operations
+ 10 year return

   If FMR had not reimbursed certain fund expenses during these periods, Canada Fund's, Europe Fund's, France Fund's, Germany Fund's, Japan Fund's, Nordic Fund's, Pacific Basin Fund's, Southeast Asia Fund's, and United Kingdom Fund's returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended October 31, 1998, or life of each fund, as applicable, assuming all
distributions were reinvested.    R    eturns are based on past
results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below. During the 10 year period ended October 31, 1998, a hypothetical
$10,000 investment in Canada Fund would have grown to $   17,332    ,
including the effect of the fund's maximum sales charge.



FIDELITY CANADA FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998       $ 10,005      $    367       $    6,960      $    17,332      $    51,835      $    52,795         $ 13,644

1997    $    14,375      $    460       $ 7   ,181      $    22,016      $    42,491      $    44,953      $    13,444

1996    $    16,629      $    382       $    3,336      $    20,347      $    32,162      $    35,753      $    13,170

1995    $    13,362      $    236       $    2,681      $    16,279      $    25,918      $    27,599      $    12,787

1994    $    13,081      $    221       $    2,624      $    15,926      $    20,498      $    22,121      $    12,438

1993    $    13,568      $    229       $    2,685      $    16,482      $    19,735      $    20,275      $    12,121

1992    $    10,834      $    166       $    2,144      $    13,144      $    17,169      $    17,263      $    11,797

1991    $    12,395      $    189       $    1,563      $    14,147      $    15,611      $    15,947      $    11,431

1990    $    10,332      $    108       $    601        $    11,041      $    11,693      $    12,260      $    11,106

1989    $    11,763      $    115       $    144        $    12,022      $    12,640      $    12,774      $    10,449


Explanatory Notes: With an initial investment of $10,000 in Canada Fund on October 31, 1988, assuming the maximum sales charge had been
in effect, the net amount invested in fund shares was $   9,700    .
The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   19,023    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   365     for dividends and $   6,860     for capital
gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1990 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Emerging
Markets Fund would have grown to $   7,298    , including the effect
of the fund's maximum sales charge.

FIDELITY EMERGING MARKETS FUND                  INDEXES

FISCAL
YEAR       VALUE OF        VALUE OF       VALUE OF       TOTAL           S&P 500          DJIA             COST OF
ENDED      INITIAL         REINVESTED     REINVESTED     VALUE                                             LIVING
           $10,000         DIVIDEND       CAPITAL GAIN
           INVESTMENT      DISTRIBUTIONS  DISTRIBUTIONS







1998       $    6,538      $    575       $    185       $    7,298      $    43,887      $    42,838         $ 12,285

1997       $ 10,040        $ 60   6       $ 284          $ 10,930        $ 35,976         $ 36,475         $ 12,105

1996       $ 16,112        $ 710          $ 456          $ 17,278        $ 27,231         $ 29,011         $ 11,858

1995       $ 14,686        $ 36   8       $ 415          $ 15,469        $ 21,944         $ 22,394         $ 11,513

1994       $ 18,673        $ 422          $ 529          $ 19,624        $ 17,355         $ 17,949         $ 11,199

1993       $ 15,695        $ 307          $ 444          $ 16,446        $ 16,709         $ 16,451         $ 10,914

1992       $ 10,719        $ 12   8       $ 148          $ 10,995        $ 14,536         $ 14,007         $ 10,622

1991*      $ 10,088        $ 40           $ 0            $ 10,128        $ 13,218         $ 12,939         $ 10,292


* From November 1, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Emerging Markets Fund on November 1, 1990, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   11,352    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   1,009     for dividends and $   281     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. Prior to February 19, 1993, Emerging Markets Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.
During the 10 year period ended October 31, 1998, a hypothetical
$10,000 investment in Europe Fund would have grown to $   34,244    ,
including the effect of the fund's maximum sales charge.



FIDELITY EUROPE FUND                  INDEXES

FISCAL
YEAR   VALUE OF         VALUE OF        VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED  INITIAL          REINVESTED      REINVESTED      VALUE                                              LIVING
       $10,000          DIVIDEND        CAPITAL GAIN
       INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS







1998   $    24,564      $    4,060      $    5,620      $    34,244      $    51,835      $    52,795         $ 13,644

1997   $ 2   3,240      $    3,450      $    2,972      $    29,662      $    42,491      $    44,953      $    13,444

1996   $ 2   0,298      $ 2,   788      $    962        $    24,048      $    32,162      $ 3   5,753      $    13,170

1995   $ 1   7,596      $    2,309      $    111        $    20,016      $    25,918      $    27,599      $    12,787

1994   $    15,852      $    1,900      $ 0             $    17,752      $    20,498      $    22,121      $    12,438

1993   $    13,794      $    1,587      $ 0             $    15,381      $    19,735      $    20,275      $    12,121

1992   $    11,317      $    1,063      $ 0             $    12,380      $    17,169      $    17,263      $    11,797

1991   $    11,923      $    695        $ 0             $    12,618      $    15,611      $    15,947      $    11,431

1990   $    12,185      $    414        $ 0             $    12,599      $    11,693      $    12,260      $    11,106

1989   $    11,257      $    249        $ 0             $    11,506      $    12,640      $    12,774      $    10,449


Explanatory Notes: With an initial investment of $10,000 in Europe Fund on October 31, 1988, assuming the maximum sales charge had been
in effect, the net amount invested in fund shares was $   9,700    .
The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   16,773    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   2,006     for dividends and $   3,742     for capital
gain distributions.        The figures in the table do not include the
effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days.
During the period from December 21, 1993 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Europe
Capital Appreciation Fund would have grown to $   20,806    ,
including the effect of the fund's maximum sales charge.

FIDELITY EUROPE CAPITAL APPRECIATION FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING   **
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    15,792      $    793       $    4,221      $    20,806      $    26,282      $    25,497         $ 11,248

1997    $ 16,073         $ 603          $ 1,630         $ 18,306         $ 21,544         $ 21,710         $ 11,084

1996    $ 13,648         $ 266          $ 0             $ 13,914         $ 16,308         $ 17,267         $ 10,857

1995    $ 11,718         $ 0            $ 0             $ 11,718         $ 13,141         $ 13,329         $ 10,542

1994*   $ 11,010         $ 0            $ 0             $ 11,010         $ 10,393         $ 10,683         $ 10,254


* From December 21, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund
shares was $   9,700    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   14,212    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   601     for
dividends and $   3,279     for capital gain distributions. The
figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days. During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in France Fund
would have grown to $   16,795    , including the effect of the fund's
maximum sales charge.



FIDELITY FRANCE FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING**
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    14,308      $    304       $    2,183      $    16,795      $    19,905      $    19,083         $ 10,670

1997    $ 12,872         $ 230          $ 681           $ 13,783         $ 16,317         $ 16,248         $ 10,514

1996*   $ 11,873         $ 47           $ 0             $ 11,920         $ 12,350         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in France Fund on November 1, 1995, assuming the maximum sales charge had been
in effect, the net amount invested in fund shares was $   9,700    .
The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   12,025    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   233     for dividends and $   1,707     for capital
gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Germany Fund
would have grown to $   16,274    , including the effect of the fund's
maximum sales charge.



FIDELITY GERMANY FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING**
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    14,346      $    13        $    1,915      $    16,274      $    19,905      $    19,083         $ 10,670

1997    $ 12,843         $ 11           $ 398           $ 13,252         $ 16,317         $ 16,248         $ 10,514

1996*   $ 11,000         $ 0            $ 0             $ 11,000         $ 12,350         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Germany Fund on November 1, 1995, assuming the maximum sales charge had been
in effect, the net amount invested in fund shares was $   9,700    .
The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   11,600    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   10     for dividends and $   1,552     for capital
gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Hong Kong
and China Fund would have grown to $   10,163    , including the
effect of the fund's maximum sales charge.



FIDELITY HONG KONG AND CHINA FUND                  INDEXES

FISCAL
YEAR      VALUE OF        VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED     INITIAL         REINVESTED     REINVESTED     VALUE                                              LIVING**
          $10,000         DIVIDEND       CAPITAL GAIN
          INVESTMENT      DISTRIBUTIONS  DISTRIBUTIONS







1998      $    9,943      $    162       $    58        $    10,163      $    19,905      $    19,083         $ 10,670

1997      $ 10,728        $ 121          $ 62           $ 10,911         $ 16,317         $ 16,248         $ 10,514

1996*     $ 12,581        $ 12           $ 0            $ 12,593         $ 12,350         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Hong Kong and China Fund on November 1, 1995, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,283    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   204     for dividends and $   78     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from September 15, 1992 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Japan Fund
would have grown to $   10,588    , including the effect of the fund's
maximum sales charge.



FIDELITY JAPAN FUND                  INDEXES

FISCAL
YEAR      VALUE OF        VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED     INITIAL         REINVESTED     REINVESTED     VALUE                                              LIVING**
          $10,000         DIVIDEND       CAPITAL GAIN
          INVESTMENT      DISTRIBUTIONS  DISTRIBUTIONS







1998      $    9,787      $    190       $    611       $    10,588      $    30,195      $    29,766         $ 11,607

1997      $ 10,767        $ 9            $ 673          $ 11,449         $ 24,752         $ 25,344         $ 11,437

1996      $ 11,330        $ 0            $ 708          $ 12,038         $ 18,736         $ 20,158         $ 11,203

1995      $ 11,718        $ 0            $ 732          $ 12,450         $ 15,098         $ 15,560         $ 10,878

1994      $ 13,842        $ 0            $ 461          $ 14,303         $ 11,941         $ 12,472         $ 10,580

1993      $ 12,950        $ 0            $ 0            $ 12,950         $ 11,496         $ 11,431         $ 10,311

1992*     $ 9,545         $ 0            $ 0            $ 9,545          $ 10,001         $ 9,733          $ 10,035


* From September 15, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan Fund on September 15, 1992, assuming the maximum sales charge had been in
effect, the net amount invested in fund shares was $   9,700    . The
cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   10,935    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   184     for dividends and $   728     for capital gain
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Japan Small
Companies Fund would have grown to $   5,868    , including the effect
of the fund's maximum sales charge.

FIDELITY JAPAN SMALL COMPANIES FUND                  INDEXES

FISCAL
YEAR       VALUE OF        VALUE OF       VALUE OF       TOTAL           S&P 500          DJIA             COST OF
ENDED      INITIAL         REINVESTED     REINVESTED     VALUE                                             LIVING**
           $10,000         DIVIDEND       CAPITAL GAIN
           INVESTMENT      DISTRIBUTIONS  DISTRIBUTIONS







1998       $    5,830      $    10        $    28        $    5,868      $    19,905      $    19,083         $ 10,670

1997       $ 6,276         $ 0            $ 30           $ 6,306         $ 16,317         $ 16,248         $ 10,514

1996*      $ 8,856         $ 0            $ 0            $ 8,856         $ 12,360         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan Small Companies Fund on November 1, 1995, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,049    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   10     for dividends and $   39     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from April 19, 1993 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Latin America
Fund would have grown to $   10,923    , including the effect of the
fund's maximum sales charge.



FIDELITY LATIN AMERICA FUND                  INDEXES

FISCAL
YEAR     VALUE OF         VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED    INITIAL          REINVESTED     REINVESTED     VALUE                                              LIVING**
         $10,000          DIVIDEND       CAPITAL GAIN
         INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998     $    10,408      $    480       $    35        $    10,923      $    27,873      $    28,062         $ 11,389

1997     $ 15,045         $ 511          $ 50           $ 15,606         $ 22,848         $ 23,893         $ 11,222

1996     $ 12,212         $ 190          $ 41           $ 12,443         $ 17,295         $ 19,004         $ 10,993

1995     $ 9,458          $ 31           $ 32           $ 9,521          $ 13,937         $ 14,670         $ 10,674

1994     $ 15,724         $ 53           $ 53           $ 15,830         $ 11,022         $ 11,758         $ 10,382

1993*    $ 12,882         $ 0            $ 0            $ 12,882         $ 10,612         $ 10,776         $ 10,118


* From April 19, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Latin America Fund on April 19, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,643    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   582     for dividends and $   49     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Nordic Fund
would have grown to $   17,355    , including the effect of the fund's
maximum sales charge.



FIDELITY NORDIC FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING**
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    15,772      $    139       $    1,444      $    17,355      $    19,905      $    19,083         $ 10,670

1997    $ 15,462         $ 58           $ 117           $ 15,637         $ 16,317         $ 16,248         $ 10,514

1996*   $ 12,387         $ 0            $ 0             $ 12,387         $ 12,350         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Nordic Fund on November 1, 1995, assuming the maximum sales charge had been
in effect, the net amount invested in fund shares was $   9,700    .
The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   11,372    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   116     for dividends and $   1,242     for capital
gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the 10 year period ended October 31, 1998, a hypothetical $10,000 investment in Pacific Basin Fund would have grown to
$   10,481    , including the effect of the fund's maximum sales
charge.



FIDELITY PACIFIC BASIN FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    8,244       $    600       $    1,637      $    10,481      $    51,835      $    52,795         $ 13,644

1997    $    9,298       $    439       $    1,846      $    11,583      $    42,491      $    44,953      $    13,444

1996    $    10,158      $    411       $ 2,   017      $    12,586      $    32,162      $    35,753      $    13,170

1995    $    10,317      $    419       $    2,048      $    12,784      $    25,918      $    27,599      $    12,787

1994    $    13,839      $    542       $    814        $    15,195      $    20,498      $    22,121      $    12,438

1993    $    12,120      $    374       $    506        $    13,000      $    19,735      $    20,275      $    12,121

1992    $    8,320       $    173       $    347        $    8,840       $    17,169      $    17,263      $    11,797

1991    $    9,118       $    189       $    380        $    9,687       $    15,611      $    15,947      $    11,431

1990    $    8,937       $    61        $    373        $    9,371       $    11,693      $    12,260      $ 11,   106

1989    $    10,941      $    68        $    15         $    11,024      $    12,640      $    12,774      $    10,449


Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on October 31, 1988, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   12,856    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   589     for dividends and $   2,038     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days.
During the period from April 19, 1993 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Southeast Asia
Fund would have grown to $   8,407    , including the effect of the
fund's maximum sales charge.



FIDELITY SOUTHEAST ASIA FUND                  INDEXES

FISCAL
YEAR      VALUE OF        VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED     INITIAL         REINVESTED     REINVESTED     VALUE                                              LIVING**
          $10,000         DIVIDEND       CAPITAL GAIN
          INVESTMENT      DISTRIBUTIONS  DISTRIBUTIONS







1998         $ 7,886         $ 303          $ 218          $ 8,407          $ 27,873      $    28,062         $ 11,389

1997      $ 9,264         $ 306          $ 256          $ 9,826          $ 22,848         $ 23,893         $ 11,222

1996      $ 14,249        $ 304          $ 0            $ 14,553         $ 17,295         $ 19,004         $ 10,993

1995      $ 13,464        $ 6   5        $ 0            $ 13,527         $ 13,937         $ 14,670         $ 10,674

1994      $ 14,172        $ 67           $ 0            $ 14,23   9      $ 11,022         $ 11,758         $ 10,382

1993*     $ 12,843        $ 0            $ 0            $ 12,843         $ 10,612         $ 10,776         $ 10,118


* From April 19, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Southeast Asia Fund on April 19, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,908. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $504 for dividends and $388 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in United Kingdom Fund would have grown to $14,987, including the effect of the fund's maximum sales charge.



FIDELITY UNITED KINGDOM FUND                  INDEXES

FISCAL
YEAR    VALUE OF         VALUE OF       VALUE OF        TOTAL            S&P 500          DJIA             COST OF
ENDED   INITIAL          REINVESTED     REINVESTED      VALUE                                              LIVING**
        $10,000          DIVIDEND       CAPITAL GAIN
        INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998    $    13,541      $    399       $    1,047      $    14,987      $    19,905      $    19,083         $ 10,670

1997    $ 13,784         $ 209          $ 235           $ 14,228         $ 16,317         $ 16,248         $ 10,514

1996*   $ 11,533         $ 47           $ 0             $ 11,580         $ 12,350         $ 12,923         $ 10,299


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in United Kingdom Fund on November 1, 1995, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   11,351    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   349     for dividends and $   970     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1998. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $   6,207     billion in
1997 to $   6,981     billion in 1998.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of the markets are measured in billions of U.S. dollars as of October 31, 1998.

TOTAL MARKET CAPITALIZATION
AUSTRALIA  $    181.7      JAPAN           $    1,444.0

AUSTRIA    $    23.8       NETHERLANDS     $    362.6

BELGIUM    $    125.5      NORWAY          $    32.2

CANADA     $    273.4      SINGAPORE       $    45.4

DENMARK    $    63.3       SPAIN           $    227.0

FRANCE     $    634.3      SWEDEN          $    185.2

GERMANY    $    701.2      SWITZERLAND     $    555.0

HONG KONG  $    158.1      UNITED KINGDOM  $    1,474.6

ITALY      $    31.8       UNITED STATES   $    7,182.1

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 31, 1998.

TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA            $    26.8

BRAZIL               $    59.2

CHILE                $    30.3

COLOMBIA             $    5.1

MEXICO               $    64.3

VENEZUELA            $    3.4



TOTAL LATIN AMERICA     $ 189.1

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1998. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
AUSTRALIA      1.3    %    JAPAN               -14.4    %

AUSTRIA        3.8    %    NETHERLANDS         9.61%

BELGIUM        50.7    %   NORWAY              -27.5%

CANADA         -10.9    %  SINGAPORE           -22.3    %

DENMARK        14.1    %   SPAIN               47.4    %

FRANCE         35.2    %   SWEDEN              4.4    %

GERMANY        29.3    %   SWITZERLAND         24.1    %

HONG KONG      -0.9    %   UNITED KINGDOM      13.9    %

ITALY          40.5    %   UNITED STATES       22.4    %

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
AUSTRALIA      14.81    %  JAPAN               -17.1    %

AUSTRIA        -0.08    %  NETHERLANDS         5.5    %

BELGIUM        45.06    %  NORWAY              -23.7    %

CANADA         -2.26    %  SINGAPORE           -19.6    %

DENMARK        9.73    %   SPAIN               43.2    %

FRANCE         30.52    %  SWEDEN              9.1    %

GERMANY        24.49    %  SWITZERLAND         20.4    %

HONG KONG      -0.73    %  UNITED KINGDOM      14.1    %

ITALY          36.22    %  UNITED STATES       22.4    %

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1998.

STOCK MARKET PERFORMANCE
                FIVE YEARS ENDED  TEN YEARS ENDED
                OCTOBER 31, 1998  OCTOBER 31, 1998

GERMANY             16.4    %         13.9    %

HONG KONG           2.0    %          16.7    %

JAPAN               -8.0    %         -5.3    %

SPAIN               23.6    %         12.4    %

UNITED KINGDOM      17.0    %         14.2    %

UNITED STATES       21.3    %         17.4    %

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, a market capitalization-weighted index of approximately
1   9    0 stocks traded in seven Latin American markets.
Pacific Basin Fund may compare its performance to that of the Morgan Stanley Capital International Pacific Index, a market capitalization-weighted index of over 400 stocks traded in six Pacific-region markets. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Southeast Asia Fund may compare its performance to that of the Morgan Stanley Capital International Combined Far East ex Japan Free Index, a market capitalization-weighted index of over 450 stocks traded in
   nine     Asian markets, excluding Japan.
Canada Fund may compare its performance to that of the Toronto Stock Exchange (TSE) 300, a market capitalization -weighted index of 300 stocks traded in the Canadian market.
France Fund may compare its performance to that of the Societe des Bourses Francaises (SBF) 250, a market capitalization-weighted index of the stocks of the 250 largest companies in the French market. Germany Fund may compare its performance to that of the Deutscher Akteinindex (DAX) 100, a market-weighted index of the 100 most heavily traded stocks in the German market.
Hong Kong and China Fund may compare its performance to that of the Hang Seng Index, a market capitalization -weighted index of the stocks of the 33 largest companies in the Hong Kong market.
Japan Fund may compare its performance to that of the Tokyo Stock
   Exchange     Index (TOPIX), a market capitalization -weighted index
of over 1   3    00 stocks traded in the Japanese market.
Japan Small Companies Fund may compare its performance to that of the
Tokyo    Stock Exchange     Second Section    Stock Price     Index is
a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange.
Nordic Fund may compare its performance to that of the FT - Actuaries World Nordic Index, a market capitalization -weighted index of
   approximately     90 stocks traded in four Scandinavian markets.
United Kingdom Fund may compare its performance to that of the FT - All Shares Index, a market capitalization -weighted index of over
   840     stocks traded in the U.K. market.
Each of Europe Fund and Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International Europe Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Emerging Markets may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free Index, a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world.
Effective December 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusions of Malaysia prior to December 1, 1998.
Stocks are selected for the Morgan Stanley Capital International
(MSCI) index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free index excludes those stocks that cannot be purchased by foreign investors in otherwise free markets.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1998, FMR advised over $   32     billion in
municipal fund assets, $   115     billion in    taxable fixed-income
fund assets, $118 billion in     money market fund assets, $   436
billion in equity fund assets, $   13     billion in international
fund assets, and $   28     billion in Spartan fund assets. The funds
may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in waiver (1) above) of such employer, maintained at least one employee benefit plan that qualified for waiver (1) above and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services   SM     or
Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Roth Conversion IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
A fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
On October 12, 1990, each of Canada Fund, Europe Fund and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased your shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.
CAPITAL GAINS DISTRIBUTIONS. Each fund's    long-term     capital
gains distributions are federally taxable to shareholders generally as capital gains.
   As of October 31, 1998, Canada Fund had a capital loss carryforward aggregating approximately $6,389,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, Emerging Markets Fund had a capital loss carryforward aggregating approximately $116,340,000. This carryforward, of which $97,014,000 and $19,326,000 will expire on September 30, 2004 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1998, Europe Capital Appreciation Fund had a capital loss carryforward aggregating approximately $17,004,000. This loss carryforward which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, France Fund had a capital loss carryforward aggregating approximately $1,969,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, Germany Fund had a capital loss carryforward aggregating approximately $2,136,000. This loss carryforward which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, Hong Kong & China Fund had a capital loss carryforward aggregating approximately $55,966,000. This loss carryforward which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, Japan Fund had a capital loss carryforward aggregating approximately $86,198,000. This carryforward, of which $31,995,000, $20,273,000, and $33,930,000 will expire on October 31,
2003, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1998, Japan Small Companies Fund had a capital loss carryforward aggregating approximately $53,802,000. This carryforward, of which $38,185,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1998, Latin America Fund had a capital loss carryforward aggregating approximately $74,514,000. This carryforward, of which $36,899,000 and $37,615,000 will expire on October 31, 2003 and 2004, respectively, is available to offset future capital gains.
   As of October 31, 1998, Nordic Fund had a capital loss carryforward aggregating approximately $8,285,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1998, Pacific Basin Fund had a capital loss carryforward aggregating approximately $95,690,000. This carryforward, of which $10,408,000, $17,259,000, $35,042,000 and $32,981,000 will expire on October 31, 2003, 2004, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1998, Southeast Asia Fund had a capital loss carryforward aggregating approximately $143,224,000. This carryforward, of which $32,651,000 and $110,573,000 will expire on October 31, 2005 and 2006, respectively, is available to offset future capital gains.
RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
President of Fidelity Magellan   (registered trademark)     Fund and
FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
PATRICIA SATTERTHWAITE (39), Vice President, Latin America Fund
(1993), is a vice president of FMR.
KEVIN McCAREY (38), Vice President, Europe Capital Appreciation Fund
(1993), is an employee of FMR.
ALLAN LIU (37), Vice President, Southeast Asia fund (1993), is an employee of FMR.
   DAVID STEWART (38), Vice President, Emerging Markets Fund (1997), is an employee of FMR.
   BRENDA A. REED     (3   7    ),    is     Vice President    of
Japan Fund (199   8    ), and    another fund managed by FMR. Prior to
her current responsibilities, Ms. Reed managed a variety of Fidelity funds.
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity Funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

AGGREGATE                     J. Gary     Ralph             Phyllis           Robert            Edward C.
COMPENSATION FROM A           Burkhead    F.                Burke             M.                Johnson
FUND                          **          Cox               Davis             Gates***          3d**

Canada FundB                  $    0      $    28           $    28           $    28           $    0

Emerging Markets FundB        $    0      $    153          $    152          $    154          $    0

Europe FundB                  $    0      $    484          $    481          $    488          $    0

Europe Capital Appreciation   $    0      $    205          $    203          $    207          $    0
FundB

France FundB                  $    0      $    4            $    4            $    4            $    0

Germany FundB                 $    0      $    8            $    8            $    8            $    0

Hong Kong and China FundB     $    0      $    59           $    59           $    59           $    0

Japan FundB                   $    0      $    88           $    87           $    88           $    0

Japan Small Companies         $    0      $    34           $    34           $    35           $    0
FundB

Latin America FundB           $    0      $    240          $    239          $    242          $    0

Nordic FundB                  $    0      $    36           $    36           $    37           $    0

Pacific Basin FundB           $    0      $    78           $    77           $    78           $    0

Southeast Asia FundB          $    0      $    90           $    89           $    91           $    0

United Kingdom FundB          $    0      $    3            $    3            $    3            $    0

TOTAL COMPENSATION            $    0      $    214,500      $    210,000      $    176,000      $ 0
FROM THE FUND
COMPLEX*,A



   AGGREGATE                            E.
               Donald
           Peter
         William O.
   COMPENSATION FROM A                  Bradley           J.
               S.              McCoy

   FUND                                 Jones             Kirk              Lynch**         ****

   Canada FundB                         $ 28              $ 28              $ 0             $ 28

   Emerging Markets FundB               $ 153             $ 155             $ 0             $ 154

   Europe FundB                         $ 484             $ 497             $ 0             $ 488

   Europe Capital Appreciation          $ 205             $ 210             $ 0             $ 207
   FundB

   France FundB                         $ 4               $ 4               $ 0             $ 4

   Germany FundB                        $ 8               $ 8               $ 0             $ 8

   Hong Kong and China FundB            $ 59              $ 60              $ 0             $ 59

   Japan FundB                          $ 88              $ 89              $ 0             $ 88

   Japan Small Companies                $ 34              $ 35              $ 0             $ 35
   FundB

   Latin America FundB                  $ 240             $ 243             $ 0             $ 242

   Nordic FundB                         $ 36              $ 37              $ 0             $ 37

   Pacific Basin FundB                  $ 78              $ 79              $ 0             $ 78

   Southeast Asia FundB                 $ 90              $ 91              $ 0             $ 91

   United Kingdom FundB                 $ 3               $ 3               $ 0             $ 3

   TOTAL COMPENSATION                   $ 211,500         $ 211,500         $ 0             $ 214,500
   FROM THE FUND
   COMPLEX*,A



   AGGREGATE                            Gerald
          Marvin
          Robert
         Thomas

   COMPENSATION FROM A                  C. Mc
            L.
              C.               R.

   FUND                                 Donough           Mann              Pozen**          Williams

   Canada FundB                         $ 35              $ 28              $ 0              $ 28

   Emerging Markets FundB               $ 190             $ 151             $ 0              $ 154

   Europe FundB                         $ 600             $ 483             $ 0              $ 488

   Europe Capital Appreciation          $ 254             $ 205             $ 0              $ 207
   FundB

   France FundB                         $ 5               $ 4               $ 0              $ 4

   Germany FundB                        $ 10              $ 8               $ 0              $ 8

   Hong Kong and China FundB            $ 73              $ 58              $ 0              $ 59

   Japan FundB                          $ 109             $ 87              $ 0              $ 88

   Japan Small Companies                $ 42              $ 34              $ 0              $ 34
   FundB

   Latin America FundB                  $ 298             $ 237             $ 0              $ 241

   Nordic FundB                         $ 45              $ 36              $ 0              $ 37

   Pacific Basin FundB                  $ 97              $ 77              $ 0              $ 78

   Southeast Asia FundB                 $ 112             $ 89              $ 0              $ 91

   United Kingdom FundB                 $ 3               $ 3               $ 0              $ 3

   TOTAL COMPENSATION                   $ 264,500         $ 214,500         $ 0              $ 214,500
   FROM THE FUND
   COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Investment Trust effective March 1, 1997. Mr. Gates was elected to the Board of Trustees of Fidelity Investment Trust on September 17, 1997. **** Mr. McCoy was appointed to the Board of Trustees of Fidelity Investment Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Fidelity Investment Trust on September 17, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox,
$   75,000    ; Phyllis Burke Davis, $   75,000    ; Robert M. Gates,
$   62,500    ; E. Bradley Jones, $   75,000    ; Donald J. Kirk,
$   75,000    ; William O. McCoy, $   75,000    ; Gerald C. McDonough,
$   87,500    ; Marvin L. Mann, $   75,000    ; and Thomas R.
Williams, $   75,000    . Certain of the non-interested Trustees
elected voluntarily to defer a portion of their compensation as
follows: Ralph F. Cox, $   53,699    ; Marvin L. Mann, $   53,699    ;
and Thomas R. Williams, $   62,462    .
B Compensation figures include cash   .

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of October 31, 1998, approximately    1.65% of Emerging Markets
Fund's, 4.82% of Germany Fund's, 42.06% of Japan Small Companies Funds, 18.3% of France Fund's and 22.34% of United Kingdom Fund's total outstanding shares was held by FMR and FMR affiliates. FMR Corp. is the ultimate parent company of FMR and these FMR affiliates. By virtue of his ownership interest in FMR Corp., as described in the
"Control of Investment Advisers" section on page        , Mr. Edward
C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the
exception of Mr. Johnson 3d's deemed ownership of    Emerging Markets
Fund's, Germany Fund's, Japan Small Companies Fund's, France Fund's
and United Kingdom Fund's     shares, the Trustees, Members of the
Advisory Board, and officers of the funds owned, in the aggregate,
less than    1    % of each fund's total outstanding shares.
   As of October 31, 1998, the following owned of record or beneficially 5% or more (up to and including 25%) of each fund's outstanding shares:
France Fund: Fidelity Trust Co. Cust IRA, Boston, MA (7.56%); FMR Capital, Boston, MA (10.55%)
United Kingdom Fund: John A. Walsh, Linda Rezendes-Walsh TTEE, Hyde
Park, MA (12.78%)   ; FMR Capital (FMR Co) Boston, MA (22.34%)
   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, FIJ, and FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, and United Kingdom Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of its performance index.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

   GROUP FEE RATE
   SCHEDULE                            EFFECTIVE ANNUAL
                                       FEE RATES

Average Group           Annualized  Group Net                 Effective Annual Fee
Assets                  Rate        Assets                    Rate

 0 - $3 billion         .5200%       $ 0.5 billion            .5200%

 3 - 6                  .4900         25                      .4238

 6 - 9                  .4600         50                      .3823

 9 - 12                 .4300         75                      .3626

 12 - 15                .4000         100                     .3512

 15 - 18                .3850         125                     .3430

 18 - 21                .3700         150                     .3371

 21 - 24                .3600         175                     .3325

 24 - 30                .3500         200                     .3284

 30 - 36                .3450         225                     .3249

 36 - 42                .3400         250                     .3219

 42 - 48                .3350         275                     .3190

 48 - 66                .3250         300                     .3163

 66 - 84                .3200         325                     .3137

 84 - 102               .3150         350                     .3113

 102 - 138              .3100         375                     .3090

 138 - 174              .3050         400                     .3067

 174 - 210              .3000         425                     .3046

 210 - 246              .2950         450                     .3024

 246 - 282              .2900         475                     .3003

 282 - 318              .2850         500                     .2982

 318 - 354              .2800         525                     .2962

 354 - 390              .2750         550                     .2942

 390 - 426              .2700

 426 - 462              .2650

 462 - 498              .2600

 498 - 534              .2550

 Over 534               .2500


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $592 billion of group net assets - the approximate level for October 31, 1998 - was 0.2910%, which is the weighted average of the respective fee rates for each level of group net assets up to $592 billion.
The individual fund fee rate for Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, and United Kingdom Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 1998, each fund's annual management fee rate would be calculated as follows:

                Group Fee Rate       Individual Fund        Management Fee Rate
                                     Fee Rate

Emerging        0.   2910    %  +    0.45%             =    0.   7410    %
Markets Fund,
France Fund,
Germany Fund,
Hong Kong and
China Fund,
Japan Small
Companies
Fund, Latin
America Fund,
Nordic Fund,
and United
Kingdom Fund


The individual fund fee rate for Canada Fund, Europe Fund, Europe
Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and
Southeast Asia Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 1998, each fund's annual basic fee rate would be calculated as follows:

                  Group Fee Rate       Individual Fund       Basic Fee Rate
                                       Fee Rate

Canada Fund,      0.   2910    %  +    0.45%            =    0.   7410    %
Europe Fund,
Europe Capital
Appreciation
Fund, Japan
Fund, Pacific
Basin Fund, and
Southeast Asia
Fund


One-twelfth of the basic fee rate or management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Toronto Stock Exchange (TSE) 300, Morgan Stanley Capital International Europe Index, Morgan Stanley Capital International Europe Index, Tokyo Stock Exchange Index, Morgan Stanley Capital International Pacific Index, and Morgan Stanley Capital International Combined Far East ex-Japan Free Index, respectively, (the Index) over the same period. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For each of Morgan Stanley Capital International Europe Index, Morgan Stanley Capital International Pacific Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund.

Fund                   Fiscal Years Ended  Performance         Management Fees
                       October 31          Adjustment          Paid to FMR

Canada Fund            1998                $    (322,133)      $    212,772    *

                       1997                $ (460,868)         $ 498,327*

                       1996                $ (447,517)         $ 657,546*

Emerging               1998                $    --             $    2,908,156
Markets Fund

                       1997                $    --             $ 7,910,780

                       1996                $    --             $ 10,054,929

Europe Fund            1998                $    (88,133)       $    10,211,251    *

                       1997                $ 327,476           $ 6,862,932*

                       1996                $ 484,945           $ 4,702,643*

Europe Capital         1998                $    (91,978)       $    4,276,089    *
Appreciation
Fund

                       1997                $ (301,878)         $ 2,196,708*

                       1996                $ 67,995            $ 1,338,990*

France Fund            1998                $    --             $    91,019

                       1997                $    --             $ 46,846

                       1996                $    --             $ 41,011

Germany Fund           1998                $    --             $    173,896

                       1997                $    --             $ 88,900

                       1996                $    --             $ 41,319

   Hong     Kong and   1998                $    --             $    1,146,603
China Fund

                       1997                $    --             $ 1,625,465

                       1996                $    --             $ 439,689

Japan Fund             1998                $    632,472        $    2,399,153    *

                       1997                $ 528,549           $ 2,732,904*

                       1996                $ (283,515)         $ 2,553,329*

Japan Small            1998                $    --             $    703,099
Companies
Fund

                       1997                $    --             $ 702,501

                       1996                $    --             $ 789,872

Latin America          1998                $    --             $    4,433,227
Fund

                       1997                $    --             $ 6,463,852

                       1996                $    --             $ 4,580,255

Nordic Fund            1998                $    --             $ 766,651

                       1997                $    --             $ 510,905

                       1996                $    --             $ 71,158

Pacific Basin          1998                $    765,898        $    2,293,835    *
Fund

                       1997                $ (195,610)         $ 2,424,887*

                       1996                $ (8,198)           $ 4,570,390*

Southeast Asia         1998                $    983,526        $    2,735,919    *
Fund

                       1997                $ 52,908            $ 4,464,710*

                       1996                $ (882,709)         $ 5,541,725*

United                 1998                $ --                $    55,409
Kingdom Fund

                       1997                $    --             $ 38,193

                       1996                $    --             $ 15,497


* Including the amount of the performance adjustment.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase. FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
During the past three fiscal periods, FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

Name of Fund       Periods of          To          Aggregate   Fiscal Year  Management       Amount of
                   Expense                         Operating   Ended        Fee              Management
                   Limitation                      Expense                  Before           Fee
                    From                           Limitation               Reimbursement    Reimbursement

France          Nov. 1, 1997        Oct. 31, 1998   2.0%       1998         $    91,019      $    77,473

United Kingdom  Nov. 1, 1997        Oct. 31, 1998   2.0%       1998         $    55,409      $    55,409



Name of Fund       Periods of          To          Aggregate   Fiscal Year  Management     Amount of
                   Expense                         Operating   Ended        Fee            Management
                   Limitation                      Expense                  Before         Fee
                    From                           Limitation               Reimbursement  Reimbursement

France          Nov. 1, 1996        Oct. 31, 1997   2.0%       1997         $ 46,846       $ 46,846

Germany         Nov. 1, 1996        Oct. 31, 1997   2.0%       1997         $ 88,900       $ 32,849

United Kingdom  Nov. 1, 1996        Oct. 31, 1997   2.0%       1997         $ 38,193       $ 38,193



Name of Fund       Periods of           To                 Aggregate     Fiscal Year  Management       Amount of
                   Expense                                 Operating     Ended        Fee              Management
                   Limitation                              Expense                    Before           Fee
                    From                                   Limitation                 Reimbursement    Reimbursement

France          Nov. 1, 1995         Oct. 31, 1996             2.0%      1996            $ 41,011         $ 41,011

Germany         Nov. 1, 1995         Oct. 31, 1996             2.0%      1996            $ 41,319         $ 41,319

   Nordic          Nov. 1, 1995         Oct. 31, 1996          2.0%         1996         $ 71,158         $ 71,158

United Kingdom  Nov. 1, 1995         Oct. 31, 1996             2.0%      1996            $ 15,497         $ 15,497


SUB-ADVISERS. On behalf of the funds, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
   On behalf of each fund, FMR may also grant investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any
performance adjustment) with respect to the fund   s    ' average net
assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, fees paid to
   FMR U.K. and FMR Far East     FMR on behalf of    Emerging Markets
Fund and Europe Capital Appreciation Fund     for the past three
fiscal years are shown in the table below.

Fiscal Year Ended                 FMR U.K.          FMR Far East
October 31

Emerging Markets Fund

1998                              $    0            $    0

1997                              $ 442,552         $ 405,858

1996                              $ 658,192         $ 674,758

Europe Capital Appreciation Fund

1998                              $    449,444      $    0

1997                              $ 195,609         $ 0

1996                              $ 108,871         $ 0

Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund, Hong Kong and China Fund, and Pacific Basin Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund. Currently, FIJ is
primarily responsible for choosing investments for    Japan Fund and
    Japan Small Companies Fund.
For discretionary investment management and execution of portfolio
transactions, fees paid to FIIA, FIIA (U.K.)L, and FIJ    on behalf of
Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Nordic Fund, Pacific Basin Fund, Southeast Asia Fund and United Kingdom Fund
    for the past three fiscal years are shown in the table below.

Fiscal Year Ended           FIIA                FIIA(U.K.)L         FIJ
October 31

Emerging Markets Fund

1998                        $    1,145,557      $    308,521        $    0

1997                        $ 0                 $ 0                 $ 0

1996                        $ 0                 $ 0                 $ 0

Europe Fund

1998                        $    3,337,270      $    1,841,726      $    0

1997                        $ 3,469,914         $ 1,630,394         $ 0

1996                        $ 2,343,797         $ 1,178,141         $ 0

France Fund

1998                        $    26,226         $    19,283         $    0

1997                        $ 23,423            $ 12,702            $ 0

1996                        $ 20,506            $ 9,746             $ 0

Germany Fund

1998                        $    46,455         $    40,493         $    0

1997                        $ 44,450            $ 21,182            $ 0

1996                        $ 20,060            $ 9,580             $ 0

Hong Kong and China Fund

1998                        $    573,302        $    0              $    0

1997                        $ 812,733           $ 0                 $ 0

1996                        $ 219,845           $ 0                 $ 0

Japan Fund

1998                        $    1,202,885      $    0              $    0

1997                        $ 1,337,897         $ 0                 $ 0

1996                        $    675,784        $ 0                 $    596,553

Japan Small Companies Fund

1998                        $    0              $    0              $    351,549

1997                        $ 0                 $ 0                 $ 351,251

1996                        $ 278,610           $ 144,816           $ 80,585

Latin America Fund

1998                        $    0              $    0              $    0

1997                        $ 0                 $ 0                 $ 0

1996                        $ 0                 $ 0                 $ 0

Nordic Fund

1998                        $    265,220        $    118,106        $    0

1997                        $ 255,453           $ 149,480           $ 0

1996                        $ 35,579            $ 14,299            $ 0

Pacific Basin Fund

1998                        $    1,127,973      $    0              $    0

1997                        $ 1,186,431         $ 0                 $ 0

1996                        $ 2,317,762         $ 0                 $ 0

Southeast Asia Fund

1998                        $    1,351,153      $    0              $    0

1997                        $2,191,832          $ 0                 $ 0

1996                        $ 2,773,021         $ 0                 $ 0

United Kingdom Fund

1998                        $    19,389         $    8,316          $    0

1997                        $ 19,096            $ 12,642            $ 0

1996                        $ 7,749             $ 3,597             $ 0


DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   Sales charge revenues collected by FDC for fiscal 1997 and 1996 are shown in the table below.

                                                      Sales Charge          Deferred Sales Charge Revenue
                                                      Revenue

                           Fiscal Year Ended          Amount Paid           Amount Paid
                           October 31                 to FDC                to FDC

   Canada Fund             1997                       $ 131,248             $ 3,646

                           1996                       $ 96,367              $ 5,748

   Emerging                1997                       $ 756,295             N/A
   Markets Fund

                           1996                       $ 2,179,378           N/A

   Europe Fund             1997                       $ 729,707             $ 20,431

                           1996                       $ 434,089             $ 43,501

   Europe Capital          1997                       $ 887,094             N/A
   Appreciation
   Fund

                           1996                       $ 90,306              N/A

   France Fund             1997                       $ 15,163              N/A

                           1996                       $ 29,370              N/A

   Germany Fund            1997                       $ 53,819              N/A

                           1996                       $ 53,774              N/A

   Hong Kong and           1997                       $ 1,509,043           N/A
   China Fund

                           1996                       $ 575,460             N/A

   Japan Fund              1997                       $ 592,638             N/A

                           1996                       $ 821,892             N/A

   Japan Small             1997                       $ 274,403             N/A
   Companies
   Fund

                           1996                       $ 694,227             N/A

   Latin America           1997                       $ 2,213,110           N/A
   Fund

                           1996                       $ 968,514             N/A

   Nordic Fund             1997                       $ 348,689             N/A

                           1996                       $ 71,880              N/A

   Pacific Basin           1997                       $ 218,156             $ 15,796
   Fund

                           1996                       $ 2,123,204           $ 23,652

   Southeast Asia          1997                       $ 381,009             N/A
   Fund

                           1996                       $ 1,880,183           N/A

   United                  1997                       $ 26,135              N/A
   Kingdom Fund

                           1996                       $ 13,869              N/A


Sales charge revenues collected and retained by FDC for fiscal
   1998     are shown in the table below.

                                     Sales Charge                             Deferred Sales
                                     Revenue                                  Charge Revenue

          Fiscal Year    Ended       Amount Paid         Amount Retained by   Amount Paid      Amount Retained by
             October 31              to FDC              FDC                  to FDC           FDC

Canad        1998                    $    18,905         $    18,905          $    4,018       $    4,018
a Fund

Emerg     1998                       $    361,040        $    359,570         N/A              N/A
ing
Marke
ts
Fund

Europ     1998                       $    1,670,671      $    1,668,232       $    44,535         $ 44,535
e Fund

Europ     1998                       $    1,074,774      $    1,068,074          N/A           N/A
e
Capita
l
Appre
ciation
Fund

France    1998                       $    40,597         $    40,597             N/A              N/A
Fund

Germa     1998                       $    148,281        $    148,137            N/A              N/A
ny
Fund

Hong      1998                       $    420,670        $    420,487            N/A              N/A
Kong
and
China
Fund

Japan     1998                       $    397,863        $    396,298            N/A              N/A
Fund

Japan     1998                       $    128,795        $    128,795         N/A                 N/A
Small
Comp
anies
Fund

Latin     1998                       $    323,761        $    323,203         N/A                 N/A
Ameri
ca
Fund

Nordic    1998                       $    258,454        $    257,334         N/A                 N/A
Fund

Pacific   1998                       $    144,033        $    142,818         $ 1   6,130         $ 16,130
Basin
Fund

Southe    1998                       $    507,395        $    506,629         N/A                 N/A
ast
Asia
Fund

United    1998                       $    18,402         $    17,652          N/A                 N/A
Kingd
om
Fund


TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0750% of the first $500 million of average net assets and .0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund             1998              1997       1996

Canada Fund      $    62,402       $ 96,809   $ 105,266

Emerging         $    297,918      $ 588,031  $ 671,062
Markets Fund

Europe Fund      $    700,120      $ 518,194  $ 385,848

Europe Capital   $    396,823      $ 251,788  $ 122,201
Appreciation
Fund

France Fund      $    60,217       $ 60,010   $ 57,381

Germany Fund     $    60,342       $ 60,017   $ 57,381

Hong Kong and    $    117,732      $ 164,562  $ 57,751
China Fund

Japan Fund       $    180,786      $ 222,118  $ 273,877

Japan Small      $    72,061       $ 74,385   $ 82,444
Companies

Latin America    $    401,285      $ 514,541  $ 402,734
Fund

Nordic Fund      $    82,144       $ 60,492   $ 57,387

Pacific Basin    $    157,269      $ 261,996  $ 400,980
Fund

Southeast Asia   $    179,603      $ 401,403  $ 5   10,752
Fund

United           $    60,078       $ 60,007   $ 57,374
Kingdom Fund

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended October 31, 1998, 1997, and 1996, the funds paid no securities lending fees.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, Southeast Asia Fund, and United Kingdom Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. On November 3, 1986, Fidelity Investment Trust changed its name from Fidelity Overseas Fund to Fidelity Investment Trust. Currently, there are 19 funds in Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity United Kingdom Fund, and Fidelity Worldwide Fund. The Trustees are permitted to create additional funds in the trust.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or share conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New
York,    New York     is custodian of the assets of Emerging Markets
Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts is custodian of the assets of Canada Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund and United Kingdom Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Canada Fund's, France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Small Companies Fund's, Latin America Fund's, Nordic Fund's and United Kingdom Fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP     serves as the funds'
independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services. FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1998, and reports of the auditor, are included in the funds' Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design   ,     Fidelity
Focus(registered trademark) are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.
PART C.  OTHER INFORMATION
Item 23. Exhibits
(a)(1) Restated Declaration of Trust, dated February 16, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 58.
    (2) Supplement, dated October 15, 1997, to the Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 73.
(b) By-Laws of the Trust are incorporated herein by reference to
Exhibit 2 of Fidelity Union Street Trust Post-Effective Amendment No. 87 (File No. 2-50318).
(c) Not applicable.
(d)(1) Management Contract, dated October 1, 1997, between Fidelity Diversified International Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 73.
(2) Management Contract, dated October 1, 1997, between Fidelity International Growth & Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 73.
(3) Management Contract, dated October 1, 1997, between Fidelity International Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 73.
(4) Management Contract, dated October 1, 1997, between Fidelity Overseas Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 73.
(5) Management Contract, dated October 1, 1997, between Fidelity Worldwide Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 73.
 (6) Management Contract, dated October 1, 1997, between Fidelity Canada Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 73.
(7) Management Contract, dated October 1, 1997, between Fidelity Europe Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 73.
(8) Management Contract, dated October 1, 1997, between Fidelity Europe Capital Appreciation Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 73.
(9) Management Contract, dated October 1, 1997, between Fidelity Japan Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 73.
(10) Management Contract, dated October 1, 1997, between Fidelity Pacific Basin Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(yy) of Post-Effective Amendment No. 73.
(11) Management Contract, dated October 1, 1997, between Fidelity Emerging Markets Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 73.
(12) Management Contract, dated October 1, 1997, between Fidelity Latin America Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(kkk) of Post-Effective Amendment No. 73.
(13) Management Contract, dated October 1, 1997, between Fidelity Southeast Asia Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ppp) of Post-Effective Amendment No. 73.
 (14)  Management Contract, dated October 1, 1997, between Fidelity
France Fund and Fidelity   Management & Research Company is
incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 73.
(15) Management Contract, dated October 1, 1997, between Fidelity Germany Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 73.
 (16) Management Contract, dated October 1, 1997, between Fidelity United Kingdom Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 73.
(17) Management Contract, dated October 1, 1997, between Fidelity Japan Small Companies Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 73.
(18) Management Contract, dated October 1, 1997, between Fidelity Hong Kong and China Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 73.
(19) Management Contract, dated October 1, 1997, between Fidelity Nordic Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 73.
(20) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 51.
(21) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 51.
 (22) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(yyy) of Post-Effective Amendment No. 51.
(23) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 74.
(24) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 57.
(25) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 57.
(26) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 57.
(27) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 57.
 (28) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 74.
(29) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 57.
(30) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 57.
(31) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 64.
(32) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 57.
 (33) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 57.
(34) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 57.
(35) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 57.
(36) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 57.
(37) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 57.
(38) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 74.
(39) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 57.
(40) Sub-Advisory Agreement dated, April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 57.
(41) Sub-Advisory Agreement dated, March 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 57.
(42) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(y) of Post-Effective Amendment No. 57.
(43) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 74.
(44) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 57.
(45) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 57.
(46) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 57.
(47) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 57.
(48) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ff) of Post-Effective Amendment No. 57.
(49) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(gg) of Post-Effective Amendment No. 57.
(50) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(hh) of Post-Effective Amendment No. 57.
(51) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 57.
 (52) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(dd) of Post- Effective Amendment No. 53.
(53) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 53.
(54) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to
Exhibit 5(ggg) of Post-Effective Amendment No. 55.
(55) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(uuu) of Post-Effective Amendment No. 55.
(56) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 53.
(57) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(oo) of Post Effective Amendment No. 53.
 (58) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 55.
(59) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(qqq) of Post-Effective Amendment No. 55.
(60) Sub-Advisory Agreement, dated April 12, 1994, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit No. 5(ss)(i) of Post-Effective Amendment No. 57.
(61) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(uu) of Post-Effective Amendment No. 57.
(62) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(vv) of Post-Effective Amendment No. 57.
(63) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(ww) of Post-Effective Amendment No. 57.
(64) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(xx) of Post-Effective Amendment No. 57.
(65) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(ddd) of Post-Effective Amendment No. 74.
(66) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(zz) of Post-Effective Amendment No. 57.
(67) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(aaa) of Post-Effective Amendment No. 57.
(68) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(bbb) of Post-Effective Amendment No. 57.
(69) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 57.
(70) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(jjj) of Post-Effective Amendment No. 74.
(71) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 48.
(72) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 48.
(73) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(ddd) of Post-Effective Amendment No. 55.
(74) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(rrr) of Post-Effective Amendment No. 51.
(75) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 48.
(76) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(oo) of Post-Effective Amendment No. 48.
(78) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 55.
(79) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(sss) of Post-Effective Amendment No. 51.
(80) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(nnn) of Post-Effective Amendment No. 57.
     (81) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(gggg) of Post-Effective Amendment No. 62.
(82) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 62.
(83) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(iiii) of Post-Effective Amendment No. 62.
(84) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(jjjj) of Post-Effective Amendment No. 62.
       (85) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(llll) of Post-Effective Amendment No. 62.
     (86) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 62.
     (87) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(nnnn) of Post-Effective Amendment No. 62
    (88) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(ffff) of Post-Effective Amendment No. 62.
(89) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(qqqq) of Post-Effective Amendment No. 62.
  (90) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 62.
(91) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(ssss) of Post-Effective Amendment No. 62.
(92) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(ffff) of Post-Effective Amendment No. 62.
    (93) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(vvvv) of Post-Effective Amendment No. 62.
  (94) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 62.
  (95) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(xxxx) of Post-Effective Amendment No. 62.
  (96) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(yyyy) of Post-Effective Amendment No. 62.
    (97) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(zzzz) of Post-Effective Amendment No. 66.
    (98) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(bbbbb) of Post-Effective Amendment No. 62.
    (99) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 62.
    (100) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ddddd) of Post-Effective Amendment No. 62.
     (101) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(eeeee) of Post-Effective Amendment No. 62.
     (102) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(fffff) of Post-Effective Amendment No. 66.
     (103) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(hhhhh) of Post-Effective Amendment No. 62.
    (104) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 62.
    (105) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(jjjjj) of Post-Effective Amendment No. 62.
    (106) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(kkkkk) of Post-Effective Amendment No. 62.
(e) (1) General Distribution Agreement, between Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Canada Fund, dated May 19, 1990, between Fidelity Worldwide Fund, dated September 30, 1990, between Fidelity Emerging Markets Fund (formerly "Fidelity International Opportunities Fund"), and dated December 12, 1991 between Fidelity Diversified International Fund and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit Nos. 6(a)(1-8) of Post-Effective Amendment No. 57.
(2) General Distribution Agreement between Fidelity Diversified International Fund and Fidelity Distributors Corporation, dated December 12, 1991, is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 38.
(3) General Distribution Agreement between Fidelity Japan Fund and Fidelity Distributors Corporation, dated July 16, 1992, is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 55.
(4) General Distribution Agreement between Fidelity Latin America Fund and Fidelity Distributors Corporation, dated March 18, 1993, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 55.
(5) General Distribution Agreement between Fidelity Southeast Asia Fund and Fidelity Distributors Corporation, dated March 18, 1993, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 55.
(6) General Distribution Agreement between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation, dated November 18, 1993, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 55.
(7) General Distribution Agreement between Fidelity International Value Fund and Fidelity Distributors Corporation, dated September 16, 1994, is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 58.
(8) General Distribution Agreement between Fidelity France Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 66.
(9) General Distribution Agreement between Fidelity Germany Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 66.
(10) General Distribution Agreement between Fidelity United Kingdom Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 66.
(11) General Distribution Agreement between Fidelity Japan Small Companies Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 66.
(12) General Distribution Agreement between Fidelity Hong Kong and China Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(q) of Post-Effective Amendment No. 66.
(13) General Distribution Agreement between Fidelity Nordic Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(r) of Post-Effective Amendment No. 66.
(14) Amendments to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios'(File No. 2-69972) Post-Effective Amendment No. 57.
(15) Amendments to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(l) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 57 .
(16) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit (e)(16).
(17) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit
(e)(17).
(f)(1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(g)(1) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
(g)(2) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
(g)(3) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
(g)(4) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
(g)(5) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(e) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
(g)(6) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(f) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
(g)(7) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g)(8) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g)(9) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g)(10) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g)(11) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g)(12) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(h) Not applicable.
 (i) Not applicable.
 (j) Consent of PricewaterhouseCoopers LLP, dated December 22, 1998 is filed herein as Exhibit (j).
 (k) Not applicable.
(l) Not applicable.
 (m)(1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 73.
 (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund is incorporated herein by reference to
Exhibit 15(d) of Post-Effective Amendment No. 73.
 (3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 73.
 (4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Overseas Fund is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 73.
 (5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 73.
(n)  Financial Data Schedules for the funds are filed herein as
Exhibit 27.
(o)  Not applicable.
Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 26. Business and Other Connections of Investment Advisers
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.







(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and Director of FMR U.K.,
                        FMR, FMR Corp., FIMM, and FMR Far East; President
                        and Chief Executive Officer of FMR Corp.; Chairman
                        of the Executive Committee of FMR; Director of
                        Fidelity Investments Japan Limited (FIJ); President and
                        Trustee of funds advised by FMR.



Robert C. Pozen         President and Director of FMR; Senior Vice President
                        and Trustee of funds advised by FMR; President and
                        Director of FIMM, FMR U.K., and FMR Far East;
                        Previously, General Counsel, Managing Director, and
                        Senior Vice President of FMR Corp.



Brian Clancy            Treasurer of FMR U.K., FMR Far East, FMR, and
                        FIMM and Vice President of FMR.



Stephen G. Manning      Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                        and FIMM; Vice President and Treasurer of FMR
                        Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox         Compliance Officer of FMR U.K. and FMR Far East;
                        Vice President of FMR.



Jay Freedman            Clerk of FMR U.K., FMR Far East, FMR Corp. and
                        Strategic Advisers, Inc.; Assistant Clerk of FMR;
                        Secretary of FIMM; Associate General Counsel FMR
                        Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K., FMR Far East and
                        FIMM.



Sarah H. Zenoble        Senior Vice President and Director of Operations and
                        Compliance.


(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and Director of FMR Far
                        East, FMR, FMR Corp., FIMM, and FMR U.K.;
                        Chairman of the Executive Committee of FMR;
                        President and Chief Executive Officer of FMR
                        Corp.; Director of Fidelity Investments Japan
                        Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen         President and Director of FMR; Senior Vice
                        President and Trustee of funds advised by FMR;
                        President and Director of FIMM, FMR U.K., and
                        FMR Far East; Previously, General Counsel,
                        Managing Director, and Senior Vice President of
                        FMR Corp.



Robert H. Auld          Senior Vice President of FMR Far East.



Brian Clancy            Treasurer of FMR Far East, FMR U.K., FMR,
                        and FIMM and Vice President of FMR.



Francis V. Knox         Compliance Officer of FMR Far East and FMR
                        U.K.; Vice President of FMR.



Jay Freedman            Clerk of FMR Far East, FMR U.K., FMR Corp.
                        and Strategic Advisers, Inc.; Assistant Clerk of
                        FMR; Secretary of FIMM; Associate General
                        Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR Far East, FMR U.K. and
                        FIMM.



Stephen G. Manning      Assistant Treasurer of FMR Far East, FMR,
                        FMR U.K., and FIMM; Vice President and
                        Treasurer of FMR Corp.; Treasurer of Strategic
                        Advisers, Inc.



Billy Wilder            Vice President of FMR Far East; President and
                        Representative Director of Fidelity Investments
                        Japan Limited.






(4)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)
      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Robert H. Auld        Director of FIIA and Senior Vice President of
                      Fidelity Management & Research (Far East) Inc.
                      (FMR Far East).



Anthony J. Bolton     Director of FIIA, Fidelity International
                      Investment Advisors (U.K.) Limited
                      (FIIA(U.K.)L), Fidelity Investment Management
                      Limited (FIML (U.K.)), Fidelity Investment
                      Services Limited (FISL (U.K.)), and Fidelity
                      Investments International (FII).



Brett P. Goodin       Director, Vice President, Secretary and Chief
                      Legal Officer of many Fidelity International
                      Limited (FIL) companies.



Simon Haslam          Director of FIIA, FISL (U.K.), and FII;
                      Previously, Chief Financial Officer of FIL;
                      Company Secretary of Fidelity Investments
                      Group of Companies (U.K.).



K.C. Lee              Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Peter Phillips        Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Terrence V. Richards  Assistant Secretary of FIIA.



David J. Saul         President and Director of FIIA; Previously,
                      Director of Fidelity International Limited; and numerous companies and funds in the FIL group.


(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(FIIA(U.K.)L)
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton  Director of FIIA(U.K.)L, Fidelity International
                   Investment Advisors (FIIA), Fidelity Investment Management Limited (FIML (U.K.)), Fidelity Investment Services Limited (FISL (U.K.)), and Fidelity Investments International (FII).



Pamela Edwards     Director of FIIA(U.K.)L, FISL (U.K.), and FII;
                   Previously, Director of Legal Services for
                   Europe.



Simon Haslam       Director of FIIA, FISL (U.K.), and FII; Chief
                   Financial Officer of FIL (U.K.); Previously,
                   Company Secretary of Fidelity Investments
                   Group of Companies (U.K.).



Sally Walden       Director of FIIA(U.K.)L and FISL (U.K.).



Sally Hinchliffe   Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).



Emma Barratt       Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).




(6)  FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d  Director of FIJ; Chairman of the Board and
                      Director of FMR Far East, FMR, FMR Corp.,
                      FMR U.K., and FIMM; Chairman of the
                      Executive Committee of FMR; President and
                      Chief Executive Officer of FMR Corp.;
                      President and Trustee of funds advised by FMR.



Yasuo Kuramoto        Vice Chairman, Representative Director of FIJ.



Billy Wilder          President and Representative Director of FIJ;
                      Vice President of FMR Far East.



Simon Fraser          Director and Chief Investment Officer of FIJ.



Simon Haslam          Director of FIJ; Chief Financial Officer of
                      Fidelity International Limited.



Noboru Kawai          Director and General Manager of
                      Administration of FIJ.



Tetsuzo Nishimura     Director and Vice President of Broker
                      Distribution of FIJ.



Hiroshi Yamashita     Managing Director and Portfolio Manager of
                      FIJ.





Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     With Underwriter          With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None
Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 28. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y. and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 29. Management Services
 Not applicable.

Item 30. Undertakings
 Not applicable.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 76 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of December 1998.
      FIDELITY INVESTMENT TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)                   (Title)                        (Date)

/s/Edward C. Johnson 3d  (dagger)    President and Trustee          December 22, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      December 22, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        December 22, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        December 22, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        December 22, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        December 22, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        December 22, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        December 22, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        December 22, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        December 22, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        December 22, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        December 22, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        December 22, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 I, the undersigned Secretary of the investment companies for which Fidelity Management & Research Company or an affiliate acts as investment adviser (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie
A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, any and all representations with respect to the consistency of foreign language translation prospectuses with the original prospectuses filed in connection with the Post-Effective Amendments for the Funds as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact, or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1998.
WITNESS my hand on this twenty-ninth day of December, 1997.




/s/Eric Roiter
Eric Roiter